Filed with the Securities and Exchange Commission on January 28, 1999

                                        1933 Act Registration File No.   3326915
                                                       1940 Act File No. 8115762

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      Pre-Effective Amendment No.                                      []
      Post-Effective Amendment No. 42                                  x

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      Amendment No. 42                                                x

                             FIRSTAR STELLAR FUNDS
               (Exact Name of Registrant as Specified in Charter)

     615 East Michigan Street, Milwaukee, Wisconsin            53202
        (Address of Principal Executive Offices)            (Zip Code)

       Registrant's Telephone Number, including Area Code:  (800) 6773863

                          Elaine E. Richards, Esquire
                       Firstar Mutual Funds Services, LLC
                      615 East Michigan Street, 2nd Floor
                          Milwaukee, Wisconsin  53202
                    (Name and Address of Agent for Service)
It is proposed that this filing will become effective

-------   immediately upon filing pursuant to paragraph (b)
-------   on -------------- pursuant to paragraph (b)
-------   60 days after filing pursuant to paragraph (a)(1)
---x---   on March 31, 1999 pursuant to paragraph (a)(1)
-------   75 days after filing pursuant to paragraph (a)(2)
-------   on --------------------- pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

------- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


FIRSTAR STELLAR                  MONEY
FUNDS                            MARKET FUNDS


                           COMBINED
                           PROSPECTUS

                           March 31, 1999



                           TREASURY FUND
                           Providing current income with stable principal

                           TAX-FREE MONEY MARKET FUND
                           Providing current income exempt from federal income tax

                           OHIO TAX-FREE MONEY MARKET FUND
                           Providing current income exempt from federal and Ohio state income tax

The Securities and Exchange
Commission has not approved
any fund's shares as an investment
nor has it determined whether this
prospectus is accurate or complete.
Anyone who tells you otherwise is
committing a crime.

                               TABLE OF CONTENTS

THE FUNDS
Overview of the Funds                                                  3
TREASURY FUND                                                          4
TAX-FREE MONEY MARKET FUND                                             6
OHIO TAX-FREE MONEY MARKET FUND                                        8
Management of the Funds                                               10
Distribution of Shares                                                11

YOUR ACCOUNT INFORMATION
Description of Classes                                                11
Exchanging Shares                                                     11
Purchasing Shares                                                     12
Selling Shares                                                        14
Dividend Capital Gains Distributions, and Taxes                       15

ADDITIONAL INFORMATION
Financial Highlights                                                  17
Year 2000 Issue                                                       19

FOR MORE INFORMATION
The back cover tells you how to obtain more information about the funds.

OVERVIEW

GOAL OF THE MONEY MARKET FUNDS

The goal of the Firstar Stellar money market funds is to provide current income while preserving capital. The advantage of THE TAX-FREE MONEY MARKET FUND is that the interest income is exempt from federal income tax. The benefit of the OHIO TAX-FREE MONEY MARKET FUND is that the interest income is exempt from both federal and Ohio State income tax.

STRATEGY OF THE FUNDS

The TREASURY FUND invests exclusively in short-term U.S. Treasury obligations. The TAX-FREE MONEY MARKET FUND and the OHIO TAX-FREE MONEY MARKET FUND primarily invest in shortterm municipal securities. Each of the funds strives to maintain a share price of $1.

PRINCIPAL RISKS OF THE FUNDS

o An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

o Investing in the OHIO TAX-FREE MONEY MARKET FUND has added risks because the fund is a nondiversified fund under the Investment Company Act of 1940. Compared with other mutual funds, this fund may invest a greater percentage of its assets in a more limited number of issues, which as a result, can increase the fund's volatility.

WHO MAY WANT TO INVEST

These funds may be appropriate for people who:

o want to save money rather than "invest"
o require stability of principal
o prefer to receive income with relatively fewer risks


TREASURY FUND

INVESTMENT GOAL

The TREASURY FUND seeks to achieve stability of principal and current income consistent with stability of principal.

INVESTMENT POLICIES, PORTFOLIO SECURITIES AND RISKS

The fund intends to achieve its investment goal by investing exclusively in shortterm U.S. Treasury obligations that have a maturity of 397 days or less from the date of purchase. In the case of repurchase agreements involving U.S. Treasury obligations, the fund intends to invest in the agreements that provide for repurchase within 397 days from the date of acquisition. The average maturity, however, of all the securities in the fund's portfolio will be 90 days or less on a dollar-weighted basis. U.S. Treasury obligations are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States. The fund may also retain assets in cash.

WHEN ISSUED/DELAYED DELIVERY

Securities with payment and delivery scheduled for a future time.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS   The fund may purchase U.S.
Treasury obligations on a when-issued or delayed delivery basis. One of the risks of investing in whenissued or delayed delivery transactions is if the seller chooses not to complete the transaction, the fund could miss an advantageous price or yield.

Another risk is that because settlement dates may be a month or more after entering into the transactions, the market values of the securities may have dropped from the agreed upon purchase price. However, the fund may cancel a commitment to purchase securities prior to settlement if the fund's investment adviser believes it is appropriate.

The fund may enter into transactions to sell its purchase commitments to third parties at current market rates and simultaneously acquire other commitments to purchase similar securities at later dates. The fund may realize short-term profits or losses on the sale of these kinds of commitments.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE

The bar chart and table below illustrate the variability of the TREASURY FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for oneyear, 5year and since the fund's inception compare with those of a broad measure of market performance.

Treasury Fund - C Shares
1990                   7.72%
1991                   5.72
1992                   3.41
1993                   2.56
1994                   3.30
1995                   5.23
1996                   4.80
1997                   4.85
1998

Best Quarter:  Q    199        %
Worst Quarter: Q    199        %

Average annual total return                                          Since
through 12/31/98                             1 Year     5  Year    inception
Treasury Fund       C Shares1<F1>
                    Y Shares2<F2>                           N/A

The fund's past performance is not necessarily an indication of how the fund will perform in the future.

     1<F1>     C Shares commenced operations April 15, 1989
     2<F2>     Y Shares commenced operations March 27, 1997

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES                          CLASS Y        CLASS C
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

MAXIMUM SALES CHARGE ON PURCHASES
(as a percentage of offering price)                        None            None
MAXIMUM DEFERRED SALES CHARGE                              None            None
MAXIMUM SALES CHARGE ON REINVESTED DIVIDENDS               None            None
REDEMPTION FEE                                             None            None

ESTIMATED ANNUAL OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

INVESTMENT MANAGEMENT FEES                                0.50%           0.50%
RULE 12B-1 FEES1<F3>                                       None           0.25%
OTHER EXPENSES                                            0.25%           0.25%
SHAREHOLDER SERVICING FEE2<F4>                            0.25%           0.25%
TOTAL FUND OPERATING EXPENSES                             1.00%           1.25%

1<F3> Y shares are not subject to a Rule 12b-1 Plan. Class C Shares of the Treasury Fund can pay up to 0.25% of the average daily net assets for Rule 12b-1 fees. However, the fund's investment adviser has chosen to waive a portion of this fee so that the actual amount imposed is 0.15% of average daily net asset. The adviser can reduce the waiver amount at any time.
2<F4> Y shares and C shares can pay up to 0.25% of average daily net assets as a shareholder servicing fee; however, the Y shares and C shares plan to limit the shareholder servicing fee to 0.05% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
This example assumes that:

1. You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods,
2. Your investment has a 5% return each year, and
3. The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class Y                          $80         $240       $420        $930
Class C                          $100        $320       $550        $1,220
                       Class descriptions are on page 11.

TAX-FREE MONEY MARKET FUND

INVESTMENT GOAL

WHAT IS FEDERAL REGULAR INCOME TAX?

Federal regular income tax refers to normal income tax that most U.S. taxpayers compute and pay each year. It does not include the federal alternative minimum tax.

The TAX-FREE MONEY MARKET FUND seeks to provide current income exempt from federal regular income tax consistent with stability of principal.

INVESTMENT POLICIES, PORTFOLIO SECURITIES AND RISKS

The fund intends to achieve its investment goal by investing its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and not subject to the alternative minimum tax. The fund's portfolio consists of municipal securities maturing in 397 days or less. The average maturity, however, of all the securities in the fund's portfolio will be 90 days or less on a dollar-weighted basis.

The municipal securities in which the fund invests are primarily debt obligations issued by or on behalf of states, territories and possessions of the United States, and any political subdivision or financing authority of any of these, the income from which is exempt from federal regular income tax.

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

                        Examples of Municipal Securities
                        --------------------------------
o tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues
o bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds
o municipal commercial paper and other short-term notes
o variable rate demand notes
o municipal bonds and leases
o construction loan notes insured by the Federal Housing Association and financed by the Federal or Government National Mortgage Associations
o participation interests in any of the above

PARTICIPATION INTERESTS   The fund may purchase interests in municipal
securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. The fund invests in these sorts of interests in order to obtain credit enhancement or demand features that would not be available by directly owning the underlying municipal securities.

MUNICIPAL LEASES   The fund may also invest in municipal leases, which are
obligations issued by state and local governments to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest. Municipal leases may be considered illiquid.

VARIABLE RATE DEMAND NOTES   The fund may invest in variable rate demand notes,
which are obligations with variable or floating interest rates. The notes provide the fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. These securities usually bear interest at a rate that allow the securities to trade at par. Most variable rate demand notes allow the fund to demand the repurchase of the security on not more than 7 days' notice. Other notes only permit the fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the fund may next tender the security for repurchase.

TEMPORARY INVESTMENTS   From time to time, the fund may invest in taxexempt or
taxable short-term temporary investments when the fund's investment adviser determines that market conditions call for a temporary defensive posture. Although the fund is permitted to make taxable, temporary investments, the adviser currently has no intention to generate income subject to federal regular income tax.

RISKS   One of the risks of investing in municipal securities is that the yield produced by such securities depends on a variety of factors including the general conditions of the shortterm municipal note market and the municipal bond market. Other factors include the size of the particular offering, the maturity of the obligations and the rating of the issue. The ability of the fund to achieve its investment objective also depends on the ability of the issuers of the municipal securities to meet their obligations for the payment of interest and principal when due.

Another risk is that the fund may invest more than 25% of its total assets in securities creditenhanced by banks. Credit enhanced securities are investments backed by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security causing the fund to lose money.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE

The bar chart and table below illustrate the variability of the TAX-FREE MONEY MARKET FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for oneyear, 5year, and since inception ending 1998 compares with those of a broad measure of market performance.

Tax-Free Money Market Fund- C Shares
1992                   2.59%
1993                   1.91
1994                   2.15
1995                   3.32
1996                   2.91
1997                   3.02
1998

Calendar Year Returns as of 12/31

Best Quarter:  Q    199        %
Worst Quarter: Q    199        %

Average annual total return                                          Since
through 12/31/98                             1 Year     5  Year    inception
Tax-Free Money Market Fund1<F5>

The fund's past performance is not necessarily an indication of how the fund will perform in the future.

1<F5>    C Shares commenced operations March 15, 1991.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES                          CLASS C
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

MAXIMUM SALES CHARGE ON PURCHASES
(as a percentage of offering price)                          None
MAXIMUM DEFERRED SALES CHARGE                                None
MAXIMUM SALES CHARGE ON REINVESTED DIVIDENDS                 None
REDEMPTION FEE                                               None

ESTIMATED ANNUAL OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

INVESTMENT MANAGEMENT FEES1<F6>                             0.55%
RULE 12B-1 FEES2<F7>                                        0.25%
OTHER EXPENSES                                              0.32%
SHAREHOLDER SERVICING FEE3<F8>                              0.25%
TOTAL FUND OPERATING EXPENSES                               1.37%

   1<F6> The fund's investment adviser voluntarily waives a portion of this fee each year. The adviser can terminate this voluntary waiver at any time. With the waiver for the year ended November 30, 1998, the management fee was 0.45%.
   2<F7>  Currently, class C shares of the fund is not paying or accruing
          Rule 12b-1 fees. The class can pay up to 0.25% of average daily net assets as a Rule 12b-1 fee to the fund's distributor if a Y class of shares is created.
   3<F8> The fund can pay up to 0.25% of average daily net assets as a shareholder servicing fee; however, the fund plans to limit the shareholder servicing fee to 0.05% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1. You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods,
2. Your investment has a 5% return each year, and
3. The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class C                          $80         $250       $430        $950
                       Class descriptions are on page 11.

OHIO TAX-FREE MONEY MARKET FUND

INVESTMENT GOAL

The OHIO TAX-FREE MONEY MARKET FUND seeks to provide current income exempt from federal income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities consistent with stability of principal.

INVESTMENT POLICIES, PORTFOLIO SECURITIES AND RISKS

                     EXAMPLES OF OHIO MUNICIPAL SECURITIES
                     -------------------------------------
o tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues
o bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds
o municipal commercial paper and other short-term notes
o variable rate demand notes
o municipal bonds and leases
o participation interests in any of the above

The fund intends to achieve its investment goal by investing its assets so that at least 80% of its annual interest income is exempt from federal income tax (including alternative minimum tax) and the personal income taxes imposed by the state of Ohio and Ohio municipalities. In addition, the fund will invest its assets so that under normal circumstances, at least 65% of the value of its total assets will be invested in Ohio municipal securities exempt from federal regular income tax and Ohio State income tax. The fund's portfolio consists of municipal securities maturing in 397 days or less. The average maturity, however, of all the securities in the fund's portfolio will be 90 days or less on a dollar-weighted basis.

The municipal securities in which the fund invests are primarily debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities and obligations of other states, territories and possessions of the United States and any political subdivision or financing authority of any of these. The income from such obligations must be exempt from federal income tax (including alternative minimum tax) and the personal income taxes imposed by the State of Ohio and other municipalities.

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

PARTICIPATION INTERESTS   The fund may purchase interests in municipal
securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. The fund invests in these sorts of interests in order to obtain credit enhancement or demand features that would not be available by directly owning the underlying municipal securities.

MUNICIPAL LEASES   The fund may also invest in municipal leases, which are
obligations issued by state and local governments to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest. Municipal leases may be considered illiquid.

VARIABLE RATE DEMAND NOTES   The fund may invest in variable rate demand notes,
which are obligations with variable or floating interest rates. The notes provide the fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. These securities usually bear interest at a rate that allow the securities to trade at par. Most variable rate demand notes allow the fund to demand the repurchase of the security on not more than 7 days' notice. Other notes only permit the fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the fund may next tender the security for repurchase.

TEMPORARY INVESTMENTS   From time to time, the fund may invest in taxexempt or
taxable short-term temporary investments when the fund's investment adviser determines that market conditions call for a temporary defensive posture. Although the fund is permitted to make taxable, temporary investments, the adviser currently has no intention to generate income subject to federal income tax.

RISKS   One of the risks of investing in municipal securities is that the yield produced by such securities depends on a variety of factors. Factors affecting the yield include the general conditions of the shortterm municipal note market and the municipal bond market. Other factors are the size of the particular offering, the maturity of the obligations and the rating of the issue. The ability of the fund to achieve its investment objective also depends on the ability of the issuers of the municipal securities to meet their obligations for the payment of interest and principal when due.

Another risk is that the fund may invest more than 25% of its total assets in securities creditenhanced by banks. Credit enhanced securities are investments backed by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security causing the fund to lose money.

Finally, the fund is a nondiversified fund. That means there is no limit on the percentage of assets the fund can invest in any one issuer. The value of the fund's securities can be impacted by economic or political developments affecting certain securities. The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE

The bar chart and table below illustrate the variability of THE OHIO TAX-FREE MONEY MARKET FUND'S returns. Although the fund has been in operation for only one full calendar year, the bar chart is intended to give some indication of the risks of an investment in the fund. The table shows how the fund's average annual returns for oneyear and since inception ending 1998 compare with those of a broad measure of market performance.

Ohio Tax-Free Money Market Fund- C Shares
1998

Calendar Year Returns as of 12/31

Best Quarter:  Q    199        %
Worst Quarter: Q    199        %

Average annual total return                              Since
through 12/31/98                             1 Year    Inception
Ohio Tax-Free Money Market Fund1<F9>

The fund's past performance is not necessarily an indication of how the fund will perform in the future.

   1<F9>   C Shares commenced operations April 15, 1989

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES                          CLASS C
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

MAXIMUM SALES CHARGE ON PURCHASES
(as a percentage of offering price)                          None
MAXIMUM DEFERRED SALES CHARGE                                None
MAXIMUM SALES CHARGE ON REINVESTED DIVIDENDS                 None
REDEMPTION FEE                                               None

ESTIMATED ANNUAL OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

INVESTMENT MANAGEMENT FEES1<F10>                            0.55%
RULE 12B-1 FEES2<F11>                                       0.25%
OTHER EXPENSES                                              0.32%
SHAREHOLDER SERVICING FEE3<F12>                             0.25%
TOTAL FUND OPERATING EXPENSES                               1.37%

  1<F10> The fund's investment adviser voluntarily waives a portion of this fee each year. The adviser can terminate this voluntary waiver at any time. With the waiver for the year ended November 30, 1998, the management fee was 0.15%.
  2<F11>  Currently, class C shares of the fund is not paying or accruing
          Rule 12b-1 fees. The class can pay up to 0.25% of average daily net assets as a Rule 12b-1 fee to the fund's distributor if a Y class of shares is created.
  3<F12> The fund can pay up to 0.25% of average daily net assets as a shareholder servicing fee; however, the fund plans to limit the shareholder servicing fee to 0.05% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1. You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods,
2. Your investment has a 5% return each year, and
3. The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class C                          $80         $250       $430        $950

                       Class descriptions are on page 11.
                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The investment adviser for the funds is Firstar Bank, N.A. The adviser is located at 425 Walnut Street, Cincinnati, Ohio 45202. The investment decisions made by Firstar Bank are subject to direction of the funds' board of trustees. (The Statement of Additional Information contains more information regarding the board of trustees.) The adviser conducts investment research and supervision for the funds and is responsible for the purchase and sale of securities for the funds' portfolios. The adviser receives an annual fee from each fund for its services as follows:

                         Treasury Fund                             0.50%
                         Tax-Free Money Market Fund                0.55%
                         Ohio Tax-Free Money Market Fund           0.55%

The amounts shown represent a percentage of each fund's average daily net assets The adviser was wholly owned by StarBanc Corporation until November 20, 1998 when StarBanc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name and Firstar Corporation is now the parent company of the adviser. Firstar Bank, N.A. was known as Star Bank, N.A. prior to the merger.

The merger has produced no significant changes to the management of the Adviser. Together, the two banks have become the 21st largest bank in the United States and have blended an expertise of trust administration and investments together with extensive knowledge in the mutual fund industry. Firstar Bank manages trust funds and collective investment funds having a market value in excess of $----- billion.

PORTFOLIO MANAGERS

JANE T. KEELAN manages the TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND. Ms. Keelan is a portfolio manager and assistant vice president with Firstar Bank and has over 11 years of fixed income experience. Ms. Keelan is currently responsible for focusing on money market portfolio management. She oversees the money market desk and manages several taxable and tax-exempt money market mutual funds, commingled funds and several taxable individual portfolios. Ms. Keelan earned her Bachelor of Arts degree at the University of Wisconsin.

CARL J. SMITH manages the TREASURY FUND. Mr. Smith is a portfolio manager and vice president with Firstar Bank and has over 10 years of fixed income experience. Mr. Smith's responsibilities focus on money market portfolio management as he manages several taxable money market mutual funds, commingled funds and several taxable individual portfolios. Mr. Smith has operational and technological expertise in both fixedincome and equity trading systems and is proficient at analyzing money market instruments. Mr. Smith earned his Bachelor of Business Administration degree at Cardinal Stritch College.

FUND ADMINISTRATION, FUND ACCOUNTING, DIVIDEND DISBURSEMENT, AND CUSTODY
SERVICES

Firstar Mutual Fund Services, LLC, an affiliate of the funds' investment adviser, provides administrative, accounting and shareholder services to the Firstar Stellar Funds and is located in Milwaukee, Wisconsin. Firstar Bank, N.A., the funds' investment adviser, also serves as custodian and transfer agent for the funds.

DISTRIBUTION OF SHARES

DISTRIBUTOR

B.C. Ziegler and Company, Inc. is the distributor for shares of the funds. B.C. Ziegler is based in Milwaukee, Wisconsin and is the distributor for a number of investment companies around the country.

RULE 12B-1 PLAN

The funds have adopted a Rule 12b-1 Plan under the Investment Company Act of 1940. Under the 12b-1 Plan, class C shares may pay up to an annual rate of 0.25% of the average daily net asset value of shares to B.C. Ziegler. B.C. Ziegler uses this fee to finance activities that promote the sale of the funds' shares. Currently, the TAX-FREE MONEY MARKET FUND and the OHIO TAX-FREE MONEY MARKET FUND are not paying or accruing Rule 12b-1 fees. These funds will only start paying the Rule 12b-1 fee when a second "Y" class of shares is created for the funds. Whenever B.C. Ziegler deems it appropriate, B.C. Ziegler may, from time to time, voluntarily reduce its compensation under the Rule 12b-1 Plan to the extent expenses of the shares exceed a certain limit. Rule 12b-1 fees are paid out of fund assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

B.C. Ziegler may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers or broker/dealers as agents to provide sales or administrative services for their clients or customers who beneficially own shares of the funds. Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined by B.C. Ziegler.

DESCRIPTION OF CLASSES

CLASS C SHARES

Class C shares are regular retail shares and may be purchased by individuals or IRAs. With class C shares, you pay no sales charge when you invest. In the case of the TREASURY FUND, an annual Rule 12b-1 fee (as discussed above) is assessed against the shares of the fund. All of the money market funds sell class C shares.

CLASS Y SHARES

The Y class of shares is available only to Firstar Bank's trust or institutional customers. With class Y shares, not only do you not pay any sales charges, you also do not pay a Rule 12b-1 fee. Similar to the C class, however, the Y class pays investment management fees and other fees. Currently, only the TREASURY FUND sells class Y shares.

EXCHANGING SHARES

You can exchange shares between the Firstar Stellar Funds within the same class. You also may exchange class C shares (noload money market funds) for class A or B shares of any Firstar Stellar Fund. However, you may not exchange shares from class B to class C and then to class A.

Exercising the exchange privilege is really two transactions: a sale of one fund and the purchase of another.

Exercising the exchange privilege is really two transactions: a sale of one fund and the purchase of another. The same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Keep in mind that some funds may have higher sales charges then other funds and you may have to pay the difference in fees. Exchanges also have the same tax consequence as ordinary sales and purchases causing you to realize short or longterm capital gains or losses. Generally, exchanges may only be made between identically registered accounts unless you send written instructions with a signature guarantee.

The SAI contains more information on exchanges. You may also call 1-800-677-FUND to learn more about exchanges and Firstar Funds.

PURCHASING SHARES

WHAT SHARES COST

                                     NAV =
                              Assets - Liabilities
                              --------------------
                              # outstanding shares

Shares of the funds are sold at their net asset value (NAV) next determined after an order is received. The funds attempt to stabilize the net asset value of their shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value is calculated by subtracting the total liabilities of each fund from the fund's total assets. The difference is divided by the number of fund shares outstanding. The funds cannot guarantee that their net asset value will always remain at $1.00 per share. There is no sales charge imposed by any of the funds.

The net asset value for each fund is determined on the New York Stock Exchange, Monday through Friday, except on:

 o New Year's Day                  o Good Friday            o Labor Day
 o Martin Luther King, Jr.' s Day  o Memorial Day           o Thanksgiving Day
 o Presidents' Day                 o Independence Day       o Christmas Day

The net asset value for the TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND is determined at 12:00 noon (Eastern time). The net asset value for the TREASURY FUND is determined at 2:00 p.m. (Eastern time).

RECEIPT OF ORDERS

Shares may only be purchased on days the New York Stock Exchange and the Federal Reserve wire system are open for business. Your order will be considered received after your check is converted into federal funds and received by Firstar Bank. If you are paying with federal funds (wire), your order will be considered received when the federal funds are received by Firstar Bank.

TIMING OF REQUESTS

All requests (telephone orders and federal funds wire) received in good order by Firstar Bank before the following times, will be executed on the same day. Requests received after the following times will be executed the next business day.

                                       Daily Deadlines for Purchase Orders

TREASURY FUND                               2:00 p.m. (Eastern time)
TAX-FREE MONEY MARKET FUND                  10:00 a.m. (Eastern time)
OHIO TAX-FREE MONEY MARKET FUND             10:00 a.m. (Eastern time)

OPENING AN ACCOUNT

To open an account, first determine if you are buying class C shares or class Y shares (See page 11 for class descriptions.) The minimum initial investment amounts for each fund are as follows:

            Class C Shares
            --------------

o  $1,000 for individuals
o  $500 for Education IRA customers
o $25 for Firstar Bank Connections Group Banking customers and Firstar Bank employees and members of their immediate family, participants in the Firstar Bank Student Finance 101 Program who establish a systematic investment program and persons contributing to SIMPLE IRAs

            Class Y Shares
            --------------

o $1,000 for trust or institutional customers of Firstar Bank ($1,000 may be determined by combining the amount in all mutual fund accounts you maintain with Firstar Bank)

Additional investments may be made in any amount.

METHODS OF BUYING


                    TO OPEN AN ACCOUNT            TO ADD TO AN ACCOUNT

BY TELEPHONE        Call Firstar Stellar Funds    Call Firstar Stellar Funds
(FIRSTAR BANK       at 1-800-677-FUND to place    at 1-800-677-FUND to place
CUSTOMERS ONLY)     the order. (NOTE:  For        the order. (NOTE:  For
                    security reasons, requests    security reasons, requests
                    by telephone may be           by telephone may be
                    recorded.)                    recorded.)

BY MAIL             Make your check payable to    Fill out the investment
                    "Firstar Stellar Funds."      stub from an account
                    Forward the check and your    statement, or indicate the
                    application to the address    fund name and account
                    below.                        number on your check.
                                                  Make your check payable to
                                                  "Firstar Stellar Funds."
                                                  Forward the check and stub to
                                                  the address below.

BY FEDERAL         Forward your application to    Call Firstar Stellar Funds
FUNDS WIRE         Firstar Stellar Funds at the   at 1-800-677-FUND to notify
                   address below.  Call           of incoming wire.  Use the
                   1-800-677-FUND to obtain an    following instructions:
                   account number.  Wire funds
                   using the instructions         Firstar Bank, N.A.
                   to the right.                  Milwaukee, WI  53202
                                                  ABA #:  075000022
                                                  Credit:  Firstar Mutual Fund
                                                  Services, LLC
                                                  Account #:  112-952-137
                                                  Further Credit:
                                                  (name of fund, share
                                                     class)
                                                  (name/title on the
                                                     account)
                                                  (account #)

THROUGH SHAREHOLDER    To purchase shares for     To purchase shares for
SERVICE ORGANIZATIONS  another investor, call     another investor, call
                       Firstar Stellar Funds      Firstar Stellar Funds at
                       at 1-800-677-FUND.         1-800-677-FUND.

VIA A SWEEP ACCOUNT Refer to your sweep account   Refer to your sweep or
                    or other account agreement.   other account agreement
                    Call 1-800-677-FUND to        for information on the
                    obtain further information.   frequency of automatic
                                                  purchase, redemptions and
                                                  statement and confirmation
                                                  schedules

BY EXCHANGE         Call 1-800-677-FUND to        Call 1-800-677-FUND to
                    obtain exchange information.  obtain exchange
                    See page 11.                  information. See page 11.

ADDRESS FOR FIRSTAR STELLAR FUNDS

You should use the following addresses when sending documents by mail or by overnight delivery:

  By Mail                                 By Overnight Delivery
  -------                                 ----------------------
  Firstar Stellar Funds                   Firstar Stellar Funds
  c/o Firstar Mutual Fund Services, LLC   c/o Firstar Mutual Fund Services, LLC
  P.O. Box 701                            615 E. Michigan Street, Third Floor
  Milwaukee, Wisconsin  53201-0701        Milwaukee, Wisconsin  53202

NOTE: The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at Firstar Mutual Fund Services, LLC's post office box of purchase applications or redemption requests do not constitute receipt by Firstar Mutual Fund Services, LLC or the funds.

SELLING SHARES

METHODS OF SELLING

                              TO SELL SOME OR ALL OF YOUR SHARES

BY TELEPHONE             Call Firstar Stellar Funds at 1-800-677-FUND to sell
                         any amount of shares over $250.
                         (NOTE: For security reasons, requests by telephone may be recorded.)

BY MAIL Send a letter of instruction to Firstar Stellar Funds requesting the amount that you wish to redeem. The letter should contain the fund's name, the account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders sign the letter. If your account is an IRA, signatures must be guaranteed.

BY FEDERAL FUNDS WIRE    Call Firstar Stellar Funds at 1-800-677-FUND to request
                         the amount of money you want. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.

VIA A SWEEP ACCOUNT      If you invested through a sweep account, your account
                         may be subject to automatic redemptions when your deposit account falls below the required minimum.
                         Refer to your sweep or other account agreement for more information.

BY EXCHANGE              Call Firstar Stellar Funds at 1-800-677-FUND.  See page
                         11 for further information.

TIMING OF REQUESTS

All requests received in good order by Firstar Bank before the following times will be executed on the same day. Requests received after the following times will be executed the next business day.

                                          DAILY DEADLINES FOR REDEMPTION ORDERS
TREASURY FUND                                     2:00 p.m. (Eastern time)
TAX-FREE MONEY MARKET FUND                        10:00 a.m. (Eastern time)
OHIO TAX-FREE MONEY MARKET FUND                   10:00 a.m. (Eastern time)

WHEN REDEMPTION PROCEEDS ARE MAILED

When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

o  the name of the fund
o  the number of shares or the dollar amount of shares to be redeemed
o signatures of all registered shareholders exactly as the shares are registered (guaranteed for IRAs)
o  the account registration number

If your redemption request is in good order, Firstar Stellar Funds will normally send your redemption proceeds to you on the next business day and no later than 7 calendar days after receipt of your redemption request. Checks are sent to the address on record.

If you purchase shares using a check and soon after request a redemption, Firstar Stellar Funds will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, Firstar Stellar Funds may mail you a notice if your account falls below $1,000 requesting that you bring the account back up to $1,000 or close it out. If you do not respond to the request within 30 days, Firstar Stellar Funds may close the account on your behalf and send you the proceeds. If you purchase shares through a sweep account, you are not subject to any investment minimum. If you have an account through a shareholder service organization, consult your account agreement for information on accounts with low balances.

SIGNATURE GUARANTEES

You will need your signature guaranteed if:

o you are redeeming shares from an IRA account
o you request a redemption to be made payable to a person not on record with the funds, or
o you request that a redemption be mailed to an address other than that on record with the funds

You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions.

DIVIDENDS CAPITAL GAINS DISTRIBUTIONS, AND TAXES

DIVIDENDS

The funds declare dividends on a daily basis and pay them to you on a monthly basis. Unless you provide a written request to receive payments in cash, your dividends will automatically be reinvested in additional shares of the fund. Dividends paid in cash will be mailed to you via the U.S. Postal Service. Keep in mind that undeliverable checks or checks not deposited within six months will be reinvested in additional shares of the fund at the then current net asset value. If you purchase shares before 3:00 p.m. (Eastern time), you will earn dividends that day. If you are investing through a shareholder service organization, consult your account agreement for dividend payment information. Dividends paid in cash or in additional shares are treated the same for tax purposes.

CAPITAL GAINS

If any of the funds realize capital gains, the fund could earn more dividends. Capital losses could result in a decrease in dividends for the fund. If the fund realizes net long-term capital gains (not very common), the fund would distribute them every 12 months.

TAX INFORMATION

The funds will pay no federal income tax because they expect to meet certain Internal Revenue Code requirements. The funds will be treated as single, separate entities for federal income tax purposes so that income (including capital gains, if any) and losses realized by one fund will not be combined for tax purposes with those realized by the other funds. Each of the funds expects their distributions to consist primarily of ordinary income, but for the two tax-free funds, the distributions will be tax-free for the most part. The funds will provide you with detailed tax information for reporting purposes. You should consult your own tax adviser regarding tax consequences under your state and local laws.

An exchange is not a tax-free transaction. An exchange of shares pursuant to the funds' exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.

TREASURY FUND

If you are a shareholder of the TREASURY FUND, unless you are exempt from having to pay federal income taxes, you are required to pay federal income taxes on any dividends and other distributions (including capital gains distributions) you receive.

TAX-FREE MONEY MARKET FUND

Interest Income on Municipal Bonds   If you are a shareholder the TAX-FREE MONEY
MARKET FUND, you are not required to pay federal regular income tax on any dividends you receive from the fund that represent net interest on tax-exempt municipal bonds. However, you may have to pay federal alternative minimum taxes on dividends representing net interest earned on some municipal bonds.

The alternative minimum tax (AMT) applies when it exceeds the regular tax for the taxable year. AMT is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax. The Tax Reform Act of 1986 treats interest on certain private activity bonds as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties.

The fund is permitted to purchase all types of municipal bonds, including private activity bonds. As a result, if the fund purchased any private activity bonds, a portion of the fund's dividends may be treated as a tax preference item. The fund's investment adviser, however, currently has no intention to purchase these types of bonds.

If you are an individual shareholder, your AMT could amount to 28% of your alternative minimum taxable income. If you are a corporate shareholder, all dividends of the fund which represent interest on municipal bonds are subject to 20% corporate AMT because the dividends are included in your corporate "adjusted current earnings."

Corporate AMT treats 75% of the excess pretax adjusted current earnings over its alternative minimum taxable income as a tax preference item. Adjusted current earnings are based on the corporation's earnings and profits. Earnings and profits generally include the full amount of any fund dividend. However, alternative minimum taxable income does not include the portion of the fund's dividends attributable to municipal bonds that are not private activity bonds. As a result, the difference will be included in the calculation of the corporation's AMT.

Interest Income on Temporary Investments   If the fund invests in certain
temporary investments, you may have to pay regular federal income tax on the dividends you receive. This is because dividends representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

OHIO TAX-FREE MONEY MARKET FUND

If you are a shareholder of the OHIO TAX-FREE MONEY MARKET FUND, you may still have to pay taxes on income earned in states other than Ohio. You should consult your tax adviser regarding your investment under state and local laws.

Interest Income on Municipal Bonds   As a shareholder of the fund, you are not
required to pay federal regular income tax on any dividends you receive from the fund that represent net interest on tax-exempt municipal bonds. However, you may have to pay federal alternative minimum taxes on dividends representing net interest earned on some municipal bonds. You should read the above discussion on AMTs.

For both corporate and individual shareholders, under Ohio laws, distributions made by the fund will not be subject to Ohio income taxes to the extent that the distributions qualify as exempt interest dividends under the Internal Revenue Code. Also, the distributions must represent:

1.interest on obligations of Ohio or its subdivisions which is exempt from federal income tax; or
2.interest or dividends from obligations issued by the U.S. and its territories or possessions or by any authority, commission or instrumentality of the U.S. which is exempt from state income tax under federal laws.

However, if the fund invests in types of obligations that do not fall in the above categories, you will have to pay Ohio income taxes on the distributions you receive.

For corporate shareholders, distributions made by the fund will not be subject to Ohio corporate franchise tax to the extent that the distributions qualify as exempt interest dividends under the Internal Revenue Code and represent:

1.interest on obligations of Ohio or its subdivisions which is exempt from federal income tax; or
2.net interest income from obligations issued by the U.S. and its territories or possessions or by any authority, commission or instrumentality of the U.S. which is exempt from state income tax under federal laws.

Exempt-interest dividends that represent interest from obligations issued by Ohio or its political subdivisions will be exempt from any Ohio municipal income tax (even if the municipality is permitted under Ohio laws to levy a tax on intangible income).

Interest Income on Temporary Investments   If the fund invests in certain
temporary investments, you may have to pay regular federal income tax on the dividends you receive. This is because dividends representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

FINANCIAL HIGHLIGHTS

The financial highlights tables set forth below are intended to help you understand the funds' financial performance for the past 5 years or for the funds' period of operations, as the case may be. Most of the information reflects financial results with respect to a single fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the funds' annual report, which is available upon request.


TREASURY FUND1<F13>
(CLASS C AND Y SHARES)
                                 1998                 1997              1996      1995       1994
                          CLASS C   CLASS Y   CLASS C CLASS Y2<F14>   CLASS C    CLASS C    CLASS C
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $1.00    $1.00      $1.00      $1.00        $1.00      $1.00      $1.00
-----------------------------------------------------------------------------------------------------
Income from investment
  operations
  Net investment income                           0.05       0.03         0.05       0.05       0.03
Less distributions
  Distributions from net
    investment income                            (0.05)     (0.03)       (0.05)     (0.05)     (0.03)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD              $1.00    $1.00      $1.00      $1.00        $1.00      $1.00      $1.00
-----------------------------------------------------------------------------------------------------
Total return3<F15>                               4.85%      3.37%        4.80%      5.23%      3.30%
Ratios & Supplemental data
  Actual net assets,
    end of period
    (000's omitted)                           $469,400   $659,296     $829,259   $654,963   $386,020
  Ratio of Expenses to
    Average Net Assets                           0.73%     0.72%4<F16>   0.70%      0.71%      0.70%
  Ratio of Net Income to
    Average Net Assets                           4.73%     4.87%4<F16>   4.69%      5.14%      3.24%


  1<F13>  The Treasury Fund has been operating since April 15, 1989.
  2<F14> Reflects operations for the period from March 25, 1997 (commencement of share class) to November 30, 1997.
  3<F15>  Based on net asset value.
  4<F15>  Annualized.

TAX-FREE MONEY MARKET FUND1<F17>
(CLASS C SHARES)


                                                1998       1997         1996       1995       1994
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $1.00      $1.00        $1.00      $1.00      $1.00
-----------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                                      0.03         0.03       0.03       0.02
Less distributions
  Distributions from net
    investment income                                       (0.03)       (0.03)     (0.03)     (0.02)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $1.00      $1.00        $1.00      $1.00      $1.00
-----------------------------------------------------------------------------------------------------
Total return2<F18>                                          3.02%        2.91%      3.32%      2.15%
Ratios & Supplemental data
  Actual Net assets, end of period
  (000's omitted)                                        $126,348     $153,256   $167,356   $135,022
  Ratio of Expenses to
    Average Net Assets                                      0.69%        0.70%      0.66%      0.65%
  Ratio of Net Income to
    Average Net Assets                                      2.96%        2.87%      3.26%      2.12%
  Expense waiver/reimbursement3<F19>                        0.10%        0.11%      0.15%      0.15%


  1<F17>  The Tax-Free Money Market Fund has been operating since March 15,
          1991.
  2<F18>  Based on net asset value.
  3<F19> This voluntary expense decrease is reflected in both the expense and net investment income ratios.

OHIO TAX-FREE MONEY MARKET FUND1<F20>
(Class C Shares)

                                         1998
---------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $1.00
---------------------------------------------
Income from investment operations
  Net investment income
Less distributions
  Distributions from
    net investment income
---------------------------------------------
NET ASSET VALUE, END OF PERIOD          $1.00
---------------------------------------------
Total return2<F21>
Ratios & Supplemental data
  Actual Net assets,
    end of period
    (000's omitted)
  Ratio of Expenses to
    Average Net Assets
  Ratio of Net Income to
    Average Net Assets
  Expense waiver/reimbursement3<F22>

 1<F20> The Ohio Tax-Free Money Market Fund has been operating since November 30, 1997.
 2<F21>   Based on net asset.
 3<F22> This voluntary expense decrease is reflected in both the expense and net investment income ratios.

YEAR 2000 ISSUE

Like all financial service providers, the funds' investment adviser, the distributor and other third parties utilize systems that may be affected by year 2000 transition issues. The services provided to you and the funds by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although there can be no assurance at this time that there will be no adverse impact on the funds, the funds' service providers have advised the funds that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The funds' service providers expect that their systems, and those of other parties they deal with, will be adapted in time for that event. However, there can be no assurance that the computer systems of the companies in which the funds invest will be timely converted or that the value of such investments will not be adversely affected by the year 2000 issue.

Firstar Stellar Funds         Treasury Fund
                              Tax-Free Money Market Fund
                              Ohio Tax-Free Money Market Fund
                              Growth Equity Fund
                              Relative Value Fund
                              The Stellar Fund
                              Capital Appreciation Fund
                              International Equity Fund
                              Strategic Income Fund
                              U.S. Government Income Fund
                              The Stellar Insured Tax-Free Bond Fund


FOR MORE INFORMATION

YOU MAY OBTAIN THE FOLLOWING AND OTHER INFORMATION ON THE FIRSTAR STELLAR FUNDS FREE OF CHARGE:

o Annual and Semi-Annual Reports to Shareholders
  The annual and semi-annual reports provide the funds' most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the funds' performances during the last fiscal year.

o Statement of Additional Information (SAI) dated March 31, 1999
  The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the funds' policies and management.

  TO RECEIVE ANY OF THESE DOCUMENTS OR PROSPECTUSES ON THE OTHER FIRSTAR STELLAR FUNDS:

  BY TELEPHONE
  1-800-677-FUND

  BY MAIL:
  Firstar Stellar Funds
  c/o Firstar Mutual Fund Services, LLC
  P.O. Box 701
  Milwaukee, Wisconsin  53201-0701

  ON THE INTERNET:
  Text only versions of fund documents can be viewed online or downloaded from:
  HTTP://WWW.SEC.GOV

  You may review and obtain copies of fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Copies of the information may be obtained for a fee by writing the Public Reference Section, Washington, D.C. 20549-6009.

Investment Company Act File # 811-05762


FIRSTAR STELLAR        STOCK
FUNDS                  FUNDS


                   COMBINED
                   PROSPECTUS

                   MARCH 31, 1999

                   GROWTH EQUITY FUND
                   Maximizing capital appreciation

                   RELATIVE VALUE FUND
                   Providing the highest total return from income and capital appreciation

                   THE STELLAR FUND
                   Maximizing total returns from dividend income and capital appreciation

                   CAPITAL APPRECIATION FUND
                   Maximizing capital appreciation

                   INTERNATIONAL EQUITY FUND
                   Providing long-term capital appreciation

The Securities and Exchange Commission has not approved any fund's shares as an investment nor has it determined whether this prospectus is accurate or
complete.   Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

THE FUNDS
Overview of the Funds                                      3
GROWTH EQUITY FUND                                         4
RELATIVE VALUE FUND                                        6
THE STELLAR FUND                                           8
CAPITAL APPRECIATION FUND                                 11
INTERNATIONAL EQUITY FUND                                 13
Management of the Funds                                   16
Distribution of Shares                                    17

YOUR ACCOUNT INFORMATION
Description of Classes                                    18
The Price of Shares                                       18
Purchasing Shares                                         20
Exchanging Shares                                         21
Selling Shares                                            22
Dividends Capital Gains Distributions, and Taxes          23

ADDITIONAL INFORMATION
Financial Highlights                                      24
Year 2000 Issue                                           31

FOR MORE INFORMATION
The back cover tells you how to obtain more information about the funds.

OVERVIEW

GOAL AND STRATEGIES OF THE STOCK FUNDS

The general goal of the Firstar Stellar stock funds is to maximize your capital appreciation by investing in choice equity securities. The GROWTH EQUITY FUND focuses its investments in growth-oriented equity securities of U.S. companies. The RELATIVE VALUE FUND focuses on capital appreciation from equities of U.S. companies that have value characteristics. THE STELLAR FUND provides investors with the opportunity to gain income and appreciation from both equity and fixed income investments. The CAPITAL APPRECIATION FUND invests in equity securities of small to medium-sized U.S. companies. THE INTERNATIONAL EQUITY FUND seeks investment opportunities from other mutual funds investing in non U.S. companies.

PRINCIPAL RISKS OF THE FUNDS

The main risks of investing in the funds are:

o Stock Market Risk: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the funds are likely to decline in value.
o Stock Selection Risk: The stocks selected by the investment adviser may decline in value or not increase in value when the stock market in general is rising.
o Liquidity Risk: The investment adviser may not be able to sell stocks at an optimal time or price.

An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

These funds may be appropriate for people who:
o wish to invest for a long term
o want to diversify their portfolios
o want to allocate some portion of their longterm investments to aggressive equity investing
o are willing to accept a high degree of volatility and risk in exchange for the opportunity to realize greater financial gains in the future

These funds may not be appropriate for people who:

o are investing for short terms

GROWTH EQUITY FUND

INVESTMENT GOAL

The GROWTH EQUITY FUND'S investment objective is to maximize capital appreciation.

WHAT ARE "GROWTH-ORIENTED" SECURITIES?

Securities of U.S. companies with market capitalizations of $1.5 billion or greater that show superior growth potential.

INVESTMENT POLICIES AND PORTFOLIO SECURITIES

The fund attempts to achieve its investment goal by investing at least 65% of the value of its total assets in growth-oriented domestic equity securities. "Growth-oriented" securities are securities of U.S. companies that have market capitalizations of $1.5 billion or more and, based on traditional research techniques, the fund's investment adviser believes have earnings growth potential superior to the S&P 500.

The adviser selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative measurement techniques. The adviser considers the following factors when using this research technique:

o  price/earnings ratios,
o  historical and projected earnings growth rates,
o  historical sales growth rates,
o  historical return on equity,
o  market capitalization,
o  average daily trading volume and
o  credit rankings based on nationally recognized statistical rating
o  organizations (NRSROs).

The investment adviser uses the quantitative model together with economic forecasts and assessment of the risk and volatility of the company's industry. When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

The fund's domestic equity securities usually consist of U.S. common and preferred stocks and warrants of companies with market capitalizations of $1.5 billion or greater. The stocks are listed on the New York or American Stock Exchanges or traded in the overthecounter market.

The fund may also invest in:

 o domestic debt securities (i.e., notes, zero coupon bonds and convertible securities of U.S. companies)
 o government securities (i.e., direct obligations of the U.S. Treasury)
 o real estate investment trusts
 o structured fixed income securities (i.e., mortgagebacked securities, adjustable rate mortgage securities, collateralized mortgage obligations and assetbacked securities)
 o international securities (including other investment companies, American Depositary Receipts and International Depositary Receipts)
 o money market instruments

INVESTMENT RISKS

TEMPORARY INVESTMENTS   To respond to adverse market, economic, political or
other conditions, the fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments. The fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of the shortterm money market instruments include:

 o commercial paper
 o certificates of deposit, demand and time deposits and bankers' acceptances
 o U.S. government securities
 o repurchase agreements

To the extent the fund engages in this temporary, defensive strategy, the fund may not achieve its investment objective.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE

The bar chart and table below illustrate the variability of the Growth Equity Fund's returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for one-year and since inception ending 1998, compare with the S&P 500 Index and the Lipper Growth & Income Average, broad measures of market performance.

Growth Equity Fund - B Shares

1995                          29.44%
1996                          27.34%
1997                          22.65%
1998
Calendar Years Returns as of 12/31

Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

BEST QUARTER:  Q    199        %
WORST QUARTER: Q    199        %

Average annual total return                                          Since
through 12/31/98                                  1  Year          Inception

Growth Equity Fund      B Shares1<F23>
                        Y Shares2<F24>
S&P 500 Index3<F25>
Lipper Growth & Income Average4<F26>

The fund's past performance is not necessarily an indication of how the fund will perform in the future.

1<F23>B Shares commenced operations on December 12, 1994
2<F24>Y Shares commenced operations on August 18, 1997.
3<F25>The S&P 500 Index is an unmanaged index of 500 domestic stocks created by
      Standard & Poor's Corporation.
4<F26>The Lipper Growth & Income Average shows the performance of a category of mutual funds with similar goals.

FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)               CLASS B     CLASS Y

Maximum Sales Charge on Purchases
(as a percentage of offering price)                        None        None
Maximum Deferred Sales Charge1<F27>                       5.00%        None
Maximum Sales Charge on Reinvested Dividends               None        None
Redemption Fee                                             None        None

ESTIMATED ANNUAL OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

Investment Management Fees                                0.75%       0.75%
Rule 12b-1 Fees2<F28>                                     0.25%        None
Other Expenses                                            0.31%       0.31%
Shareholder Servicing Fee3<F29>                           0.25%       0.25%
Total Fund Operating Expenses                             1.56%       1.31%

  1<F27> The contingent deferred sales change is 5.00% in the first year, declining to 1.00% in the fifth year and 0.00% thereafter. See "Price of Shares."
  2<F28>  The Y shares are not subject to a Rule 12b-1 plan.
  3<F29> Y shares and B shares can pay up to 0.25% of average daily net assets as a shareholder servicing fee; however, the Y shares and B shares plan to limit the shareholder servicing fee to 0.05% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2.Your investment has a 5% return each year, and 3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B          $650       $750         $840     $1,580
CLASS Y          $110       $340         $580     $1,290


If you did not redeem your shares, you would pay the following expenses:

               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B          $130       $420         $720     $1,580
CLASS Y          $110       $340         $580     $1,290

Class descriptions are on page 18.

RELATIVE VALUE FUND

INVESTMENT GOAL

The RELATIVE VALUE FUND'S goal is to obtain the highest total return from a combination of income and capital appreciation as is consistent with reasonable risk.

INVESTMENT POLICIES AND PORTFOLIO SECURITIES

To achieve its objective, the fund invests primarily in common stocks. The stocks in which the fund may invest include stocks that the fund's investment adviser believes represent the best values within each industry sector. Under normal circumstances, the fund will invest at least 70% of its assets in common stocks. The fund may invest a portion of its assets in fixedincome securities such as domestic issues of corporate debt obligations.

The investment adviser uses traditional research techniques when choosing which stock to invest in. The adviser assesses the earnings and dividend growth prospects of the various companies' stock and then considers the risk and volatility of the company's industry. The adviser typically invests in common stocks of companies that, revenue-wise, are in the top 25% of their industries. The adviser also considers other factors such as product position or market share.

When selling securities, the adviser considers three factors:

     (1)  Have the objectives of the fund been met?
     (2)  Has the attractiveness of the securities deteriorated?
     (3)  Has the adviser's outlook changed?

If the adviser can answer each question positively, then the adviser will sell the securities.

INVESTMENT RISKS

TEMPORARY INVESTMENTS   To respond to adverse market, economic, political or
other conditions, the fund may invest up to 100% of its assets in short-term temporary investments, securities issued by the U.S. government, its agencies or instrumentalities, and repurchase agreements. To the extent that the fund engages in this temporary, defensive strategy, the fund may not achieve its investment objective.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE

The bar chart and table below illustrate the variability of the RELATIVE VALUE FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for one year, 5 years and since the fund's inception compare with the S&P 500 Index and Lipper Growth & Income Average, broad measures of market performance.

Relative Value Fund - A Share
1992                          15.39%
1993                          14.47%
1994                          -1.54%
1995                          35.10%
1996                          28.86%
1997                          27.69%
1998

Calendar Years Returns as of 12/31

Sales charges are not reflected on the bar chart. If these amounts were reflected, returns would be less than those shown.

BEST QUARTER:  Q    199        %
WORST QUARTER: Q    199        %

Average annual total return                                            Since
through 12/31/98                             1 Year      5 Year      Inception

Relative Value Fund     A Shares1<F30>
                        B Shares2<F31>          N/A         N/A
                        Y Shares3<F32>                      N/A
S&P 500 Index4<F33>
Lipper Growth & Income Average5<F34>

The fund's past performance is not necessarily an indication of how the fund will perform in the future.

1<F30>  A Shares commenced operations on June 5, 1991.
2<F31>  B Shares commenced operations on March 31, 1998
3<F32>  Y Shares commenced operations on August 18, 1997.
4<F33> The S&P 500 Index is an unmanaged index of 500 domestic stocks created by Standard & Poor's Corporation.
5<F34> The Lipper Growth & Income Average shows the performance of a category of mutual funds with similar goals.

FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS Y

Maximum Sales Charge on Purchases
(as a percentage of offering price)                  4.50%      None      None
Maximum Deferred Sales Charge1<F35>                   None     5.00%      None
Maximum Sales Charge on Reinvested Dividends          None      None      None
Redemption Fee                                        None      None      None

ESTIMATED ANNUAL OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

Investment Management Fees                           0.75%     0.75%     0.75%
Rule 12b-1 Fees2<F36>                                0.25%     0.25%      None
Other Expenses                                       0.30%     0.30%     0.30%
Shareholder Servicing Fee3<F37>                      0.25%     0.25%     0.25%
Total Fund Operating Expenses                        1.55%     1.55%     1.30%

1<F35> The contingent deferred sales change is 5.00% in the first year, declining to 1.00% in the fifth year and 0.00% thereafter. See "Price of Shares."
2<F36>  Y shares are not subject to a Rule 12b-1 Plan.
3<F37> Y shares, A shares and B shares can pay up to 0.25% of average daily net assets as a shareholder servicing fee; however, the Y shares, A shares and B shares plan to limit the shareholder servicing fee to 0.05% of average daily net assets.


EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2.Your investment has a 5% return each year, and 3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A          $580       $840       $1,130     $1,950
CLASS B          $650       $750         $830     $1,570
CLASS Y          $110       $330         $580     $1,280

If you did not redeem your shares, you would pay the following expenses:

               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A          $580       $840       $1,130     $1,950
CLASS B          $130       $410         $710     $1,570
CLASS Y          $110       $330         $580     $1,280

Class descriptions are on page 18.


THE STELLAR FUND

INVESTMENT GOAL

The Stellar Fund seeks to maximize total return derived from a combination of dividend income and capital appreciation.

INVESTMENT POLICIES AND PORTFOLIO SECURITIES

The fund invests approximately 20% of net assets in each of the first four categories listed below. The remaining 20% is invested in precious metal securities or short-term securities or both. The fund's investment adviser believes that by spreading the investment portfolio over several categories, the fund can reduce the impact of drastic market movements that might affect any one securities type. The fund will invest no more than 25% and no less than 15% in any one category.

THE FUND INVESTS IN THESE CATEGORIES OF SECURITIES:

 o domestic equity securities
 o domestic fixed-income securities (including structured fixed-income securities)
 o international securities (equity and fixed income)
 o real estate securities (REITs),
 o precious metal securities, and
 o short-term securities

Within each category, the investment adviser attempts to reduce risk even further by conducting careful investment analysis of each issuer. Part of the adviser's analysis includes studying various value measures such as price/earnings ratios, using ratings assigned by nationally recognized statistical rating organizations, researching the company's credit, reviewing the issuer's historical performance, examining the issuer's dividend growth record and considering market trends.

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

DOMESTIC EQUITY SECURITIES   The equity portion of the fund includes U.S. common
and preferred stocks. The adviser chooses stocks that it believes to be undervalued compared to stock contained in the Standard & Poor's 500 Composite Stock Price Index.

DOMESTIC FIXED-INCOME SECURITIES   The fixedincome portion of the fund includes
domestic corporate debt obligations, obligations of the U.S., and notes, bonds, and discount notes of U.S. government agencies or instrumentalities. The adviser selects bonds based on the outlook for interest rates and their yields compared to other bonds of similar quality and maturity. The fund will only invest in bonds rated Baa or higher by Moody's Investors Service, Inc. or rated BBB or higher by S&P or Fitch IBCA, Inc. If the bonds are unrated, the adviser will evaluate the bonds before investing in them to determine if they are of similar quality to the ratings indicated. The fixedincome portion of the fund also includes mortgagebacked securities, adjustable rate mortgage securities, collateralized mortgage obligations and assetbacked securities.

INTERNATIONAL SECURITIES   The international portion of the fund includes equity
securities of nonU.S. companies and corporate and government fixedincome securities denominated in non-U.S. currencies. The international equity securities include international stocks traded domestically or abroad through various stock exchanges, American Depository Receipts (ADRs) or International Depository Receipts (IDRs). The fixedincome securities include ADRs, IDRs, and government securities of other nations. The fund will only invest in securities rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the adviser will only invest in them if it deems the securities to be of comparable quality. The fund may also invest in shares of openend and closedend management investment companies which invest primarily in international equity securities.

REAL ESTATE SECURITIES   The real estate portion of the fund includes equity
securities and convertible debt securities of real estate related companies and real estate investment trusts (REITs). The real estate securities are traded publicly, primarily on an exchange. Real estate securities are not considered domestic equity securities for purposes of the fund's asset allocation limitation.

PRECIOUS METAL SECURITIES   The precious metal securities of the fund include
domestic and international equity securities of companies that explore for, extract, process, or deal in precious metals such as gold, silver palladium, and platinum. The fund may also invest up to 5% of its net assets in domestic and international assetbacked securities including debt securities, preferred stock, or convertible securities for which the principal amount, redemption terms, or conversion terms are related to the market price of some precious metals such as gold bullion. The fund may purchase only assetbacked securities rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the adviser will only invest in them if it deems the securities to be of comparable quality.

SHORT-TERM SECURITIES   The short-term money market securities in which the fund
may invest include:

 o mortgagebacked securities, adjustable rate mortgage securities, collateralized mortgage obligations and assetbacked securities
 o commercial paper rated A-1 by S&P, Prime1 by Moody's or F-1 by Fitch
 o instruments of domestic and foreign banks and savings associations (i.e., certificates of deposit, demand and time deposits and bankers' acceptances)
 o short-term instruments which are not rated but are determined by the Adviser to be of comparable quality to the securities in which the fund may invest
 o domestic corporate debt obligations rated Baa or higher by Moody's or BBB or higher by S&P or Fitch
 o obligations of the U.S. government or its agencies or instrumentalities
 o repurchase agreements
 o money market mutual funds

U.S. OBLIGATIONS   The fund may invest in government securities such as
obligations of the U.S. Treasury and obligations issued or guaranteed by U.S. government agencies or instrumentalities.

INVESTMENT RISKS

FOREIGN SECURITIES   The fund's investments in international securities and
money market securities issued by foreign banks allocated between the various categories of securities could amount to 50% of the fund's net assets. If the fund's investments in precious metals securities of foreign issuers are included with the previous securities, more than 50% of the fund's net assets could be invested in securities of foreign issuers.

Investing in foreign securities can carry higher returns and risks than those associated with domestic investments. Because foreign securities may be denominated in foreign currencies, the value in U.S. dollars of the fund's assets and income may be affected by changes in exchange rates and regulations. Although the fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. The fund may be charged a conversion cost when it converts its holdings to another currency. Also, exchange dealers profit from each currency exchange.

Other differences between investing in foreign and U.S. companies include:

 o information is less publicly available
 o there is a lack of uniform financial accounting standards applicable to foreign companies
 o market quotations are less readily available
 o there are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks
 o there is generally a lower foreign securities market volume
 o it is likely that foreign securities may be less liquid or more volatile
 o there are generally higher foreign brokerage commissions
 o there may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems
 o the mail service between countries may be unreliable
 o there are political or financial changes that adversely affect investments in some countries.

FIXED INCOME SECURITIES   Prices of fixedincome securities fluctuate inversely
to the direction of interest rates. The prices of longerterm fixedincome securities fluctuate even more widely in response to market interest rate changes. The fund invests in fixedincome securities that are rated at least BBB by S&P or Fitch or Baa by Moody's. However, such securities have more speculative characteristics than those rated higher. Lower rated securities may be less likely to be able to make principal and interest payments in changing economic conditions. The fund's investment adviser will re-assess whether the fund should continue to hold any fixedincome security that is later downgraded below the eligible rating.

REAL ESTATE INVESTMENT TRUSTS   Some of the risks associated with REITs are that
equity and mortgage REITs depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and selfliquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The adviser tries to minimize these risks by selecting REITs diversified by sector (i.e. shopping malls, apartment building complexes, health care facilities) and geographic location.

PRECIOUS METAL SECURITIES   Prices of precious metal securities and precious
metals tend to be subject to high volatility. The earnings and financial condition of precious metal companies may be adversely affected by volatile precious metal prices.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE

The bar chart and table below illustrate the variability of THE STELLAR FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for one year, 5
years and since the fund's inception compare with those of the          Index, a
broad measure of market performance.

The Stellar Fund - A Share
1992                          10.69%
1993                          11.99%
1994                          -1.22%
1995                          15.67%
1996                          16.64%
1997                          11.94%
1998
Calendar Years Returns as of 12/31

Sales charges are not reflected on the bar chart. If these amounts were reflected, returns would be less than those shown.

BEST QUARTER:  Q    199        %
WORST QUARTER: Q    199        %

Average annual total return                                            Since
through 12/31/98                             1 Year      5 Year      Inception

The Stellar Fund        A Shares1<F38>
                        Y Shares2<F39>

The fund's past performance is not necessarily an indication of how the fund will perform in the future.

  1<F38>  A Shares commenced operations on October 18, 1991.
  2<F39>  Y Shares commenced operations on April 11, 1994.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)              CLASS A      CLASS Y

Maximum Sales Charge on Purchases
(as a percentage of offering price)                     4.50%      None
Maximum Deferred Sales Charge                            None      None
Maximum Sales Charge on
  Reinvested Dividends                                   None      None
Redemption Fee                                           None      None

ESTIMATED ANNUAL OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

Investment Management Fees                              0.95%     0.95%
Rule 12b-1 Fees1<F40>                                   0.25%      None
Other Expenses                                          0.40%     0.40%
Shareholder Servicing Fee2<F41>                         0.25%     0.25%
Total Fund Operating Expenses                           1.85%     1.60%

 1<F40>   Y shares are not subject to a Rule 12b-1 Plan.
 2<F41> Y shares and A shares can pay up to 0.25% of average daily net assets as a shareholder servicing fee; however, the Y shares and A shares plan to limit the shareholder servicing fee to 0.05% of average daily net assets.

EXAMPLE   The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2.Your investment has a 5% return each year, and 3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR    3 YEARS      5 YEARS   10 YEARS
CLASS A          $610       $930         $128     $2,260
CLASS Y          $140       $430         $740     $1,620

Class descriptions are on page 18.

CAPITAL APPRECIATION FUND

INVESTMENT GOAL

The Capital Appreciation Fund's investment objective is to maximize capital appreciation.

INVESTMENT POLICIES AND PORTFOLIO SECURITIES

The fund attempts to achieve its investment goal by investing at least 50% of the value of its total assets in equity securities of U.S. companies. The fund typically invests in common and preferred stocks and warrants of U.S. companies with between $200 million and $10 billion in equity and whose shares are listed on the New York or American Stock Exchanges or traded over-the-counter.

The fund's investment adviser selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative measurement techniques. The adviser considers the following factors when using this research technique:

 o price/earnings ratios,
 o historical and projected earnings growth rates,
 o historical sales growth rates,
 o historical return on equity,
 o market capitalization,
 o average daily trading volume and
 o credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The investment adviser uses the quantitative model together with economic forecast and assessment of the risk and volatility of each company's industry.

When selling securities, the adviser considers three factors:

     (1)  Have the objectives of the fund been met?
     (2)  Has the attractiveness of the securities deteriorated?
     (3)  Has the adviser's outlook changed?

If the adviser can answer each question positively, then the adviser will sell the securities.

The fund may also invest in:

  o domestic debt securities (i.e., notes, zero coupon bonds and convertible securities of U.S. companies)
  o U.S. government securities (i.e., direct obligations of the U.S. Treasury)
  o international securities (including other investment companies, American o Depositary Receipts and International Depositary Receipts)
    money market instruments

INVESTMENT RISKS

TEMPORARY INVESTMENTS   To respond to adverse market, economic, political or
other conditions, the fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments. The fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of the short-term money market instruments include:

 o commercial paper
 o certificates of deposit, demand and time deposits and bankers' acceptances
 o government securities
 o repurchase agreements
 o other short-term instruments

To the extent the fund engages in this temporary, defensive strategy, the fund may not achieve its investment objective.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE

The bar chart and table below illustrate the variability of the CAPITAL APPRECIATION FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for oneyear and since inception ending 1998 compare with the S&P Midcap 400 Index and Lipper Mid Cap Average, broad measures of market performance.

Capital Appreciation Fund - A Share
1995                          17.35%
1996                           8.95%
1997                          14.26%
1998
Calendar Years Returns as of 12/31

Sales charges are not reflected on the bar chart. If these amounts were reflected, returns would be less than those shown.

BEST QUARTER:  Q    199        %
WORST QUARTER: Q    199        %

Average annual total return                                 Since
through 12/31/98                             1 Year    Inception

Capital Appreciation Fund1<F42>
S&P Midcap 400 Index2<F43>
Lipper Mid Cap Average3<F44>

The fund's past performance is not necessarily an indication of how the fund will perform in the future.

 1<F42>   A Shares commenced operations on June 13, 1994
 2<F43> The S&P Midcap 400 Index is an unmanaged index of 400 domestic stocks created by Standard & Poor's Corporation.
 3<F44> The Lipper Mid Cap Average shows the performance of a category of mutual funds with similar goals.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)              CLASS A

Maximum Sales Charge on Purchases
(as a percentage of offering price)                     4.50%
Maximum Deferred Sales Charge                            None
Maximum Sales Charge on
   Reinvested Dividends                                  None
Redemption Fee                                           None

ESTIMATED ANNUAL OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

Investment Management Fees                              0.95%
Rule 12b-1 Fees1<F45>                                    None
Other Expenses                                          0.34%
Shareholder Servicing Fee2<F46>                         0.25%
Total Fund Operating Expenses                           1.54%

  1<F45> Currently, class A shares of the fund is not paying or accruing Rule 12b-1 fees. The class can pay up to 0.25% of average daily net assets as a Rule 12b-1 fee to the distributor if a Y class of shares is created.
  2<F46> The fund can pay up to 0.25% of average daily net assets as a shareholder servicing fee; however, the fund plan to limit the shareholder servicing fee to 0.05% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2.Your investment has a 5% return each year, and 3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR    3 YEARS      5 YEARS   10 YEARS
CLASS A          $580       $840       $1,130     $1,940

Class descriptions are on page 18.

INTERNATIONAL EQUITY FUND

INVESTMENT GOAL

The INTERNATIONAL EQUITY FUND'S investment objective is to achieve longterm capital appreciation.

INVESTMENT POLICIES, PORTFOLIO SECURITIES AND RISKS

To achieve its investment goal, the fund invests, under normal market conditions, at least 65% of the value of its total assets in shares of other mutual funds whose portfolios consist of equity securities of nonU.S. issuers. As an operational policy, the fund will likely invest substantially all of its assets in international equity funds.

The fund invests in other international equity funds (i.e., funds that invest primarily in equity securities of companies located in 3 or more countries outside the U.S.)

The fund may purchase shares of both load and noload funds including those with a contingent deferred sales charge. However, the fund anticipates that it will generally purchase noload fund shares that qualify for a reduced sales charge or sales charge waiver. The Investment Company Act restricts the fund's ability to purchase securities of another mutual fund, if as a result, the fund (together with any affiliates) would own more than 3% of the total outstanding securities of that mutual fund.

INVESTING IN NON-U.S. SECURITIES PROVIDES YOU WITH 3 POTENTIAL OPPORTUNITIES:

1.The opportunity to invest in foreign issuers believed to have superior growth potential;
2.The opportunity to invest in foreign countries with economic policies or business cycles different from the U.S.; and 3.The opportunity to reduce portfolio volatility to the extent that the securities markets inside and outside the U.S. do not move in harmony.

The investment adviser identifies and selects a varied portfolio of international equity funds which represents the greatest longterm capital growth potential based on the adviser's analysis of many factors. For instance, the adviser may look for international equity funds that invest primarily in emerging markets or funds that focus their investments on geographic regions.

Before investing in an international equity fund, the adviser

FIRST: assesses the relative attractiveness of individual countries, geographic regions and/or emerging markets.

SECOND: considers the expected returns and risks.

THIRD: involves an initial peer group screening process that assesses fund investment style, objectives, policies and management. The peer group also considers independent rating services.

If, in the adviser's view, the mutual fund meets these criteria, then the adviser will further evaluate the mutual fund's investment policies, historic total return, size, volatility and operating expenses over various time periods. The adviser also considers the differences between the funds and another mutual fund's investment restrictions when making any investment decisions.

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

UNDERLYING FUNDS   The underlying international equity funds in which the fund invests may have similar policies as the fund, although this is not required. Underlying funds may invest up to 100% of their total assets in equity securities of foreign issuers, including international stocks.

Although the fund is a diversified investment portfolio, it may invest in nondiversified mutual funds or in funds that invest a substantial portion of its assets in a single country. This may result in greater fluctuation in the total market value of the underlying fund's portfolio because of the higher percentage of investments among fewer issuers or in a single country. The fund intends to reduce these risks by holding shares of multiple funds.

The underlying funds may also be authorized to invest up to 100% of their respective assets in securities of foreign issuers and engage in foreign currency transactions with respect to these investments. The underlying funds may invest primarily in either the securities of emerging market countries or in the securities of a single country. The funds may invest 35% or more of their respective assets in high yield securities (junk bonds) or warrants. They may sell securities short, engage in leveraged borrowing and enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors.

The fund will normally invest in openend management investment companies, but may also invest in closedend management investment companies and/or unit investment trusts. Unlike openend funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closedend funds and unit investment trusts may trade at a market value that represents a premium, discount or spread to net asset value.

INVESTMENT RISKS

UNDERLYING FUNDS   The fund's performance directly relates to the performance of the funds in which it invests. This investment strategy also subjects the fund to additional expenses and certain tax consequences that would not exist if you invested in those funds directly.

FOREIGN SECURITIES   Investing in foreign securities can carry higher returns
than those associated with domestic investments. However, foreign securities may be substantially riskier than domestic investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource selfsufficiency, and balance of payments position. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Funds may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances. Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.

Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments
in those countries.   For this reason, funds that invest primarily in the
securities of a single country will be greatly impacted by any political, economic or regulatory developments affecting the value of the securities

Other differences between investing in foreign and U.S. companies include:

o  information is less publicly available
o there is a lack of uniform financial accounting standards applicable to foreign companies
o  market quotations are less readily available
o there are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks
o  there is generally a lower foreign securities market volume
o  it is likely that foreign securities may be less liquid or more volatile
o  there are generally higher foreign brokerage commissions
o there may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems
o  the mail service between countries may be unreliable
o there are political or financial changes that adversely affect investments in some countries.

TEMPORARY INVESTMENTS   To respond to adverse market, economic, political or
other conditions, the fund may invest up to 100% of its total assets in money market mutual funds or in short-term debt securities. The fund may invest up to 35% of the total assets in these securities to maintain liquidity. Shortterm debt securities include:

 o commercial paper
 o certificates of deposit, demand and time deposits and bankers' acceptances
 o U.S. government securities
 o repurchase agreements
 o other short-term instruments

To the extent the fund engages in this temporary, defensive strategy, the fund may not achieve its investment objective.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE

The bar chart and table below illustrate the variability of the INTERNATIONAL EQUITY FUND'S returns. Although the fund has been in operation for only one full calendar year, the bar chart is intended to give some indication of the risks of an investment in the fund. The table shows how the fund's average annual returns for oneyear and since inception ending 1998 compare with those of a broad measure of market performance.

International Equity Fund - A Shares
1998

Sales charges are not reflected on the bar chart. If these amounts were reflected, returns would be less than those shown.

BEST QUARTER:  Q    199        %
WORST QUARTER: Q    199        %

Average annual total return                                 Since
through 12/31/98                             1 Year    Inception

International Equity Fund     A Shares1<F47>

The fund's past performance is not necessarily an indication of how the fund will perform in the future.

 1<F47>   A Shares commenced operations on December 3, 1997.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)              CLASS A

Maximum Sales Charge on Purchases
(as a percentage of offering price)                     1.50%
Maximum Deferred Sales Charge                            None
Maximum Sales Charge on
  Reinvested Dividends                                   None
Redemption Fee                                           None

ESTIMATED ANNUAL OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

Investment Management Fees                              0.75%
Rule 12b-1 Fees1                                    None
Other Expenses                                          0.94%
Shareholder Servicing Fee2<F49>                         0.25%
Total Fund Operating Expenses                           1.94%

  1<F48> Currently, class A shares of the fund is not paying or accruing Rule 12b-1 fees. The class can pay up to 0.25% of average daily net assets as a Rule 12b-1 fee to the distributor if a Y class of shares is created.
  2<F49> The fund can pay up to 0.25% of average daily net assets as a shareholder servicing fee; however, the fund plan to limit the shareholder servicing fee to 0.05% of average daily net assets.
EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2.Your investment has a 5% return each year, and 3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR    3 YEARS      5 YEARS   10 YEARS
                 $320       $670       $-----     $-----

Class descriptions are on page 18.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The investment adviser for the funds is Firstar Bank, N.A. The adviser is located at 425 Walnut Street, Cincinnati, Ohio 45202. The investment decisions made by Firstar Bank are subject to direction of the funds' board of trustees. (The Statement of Additional Information contains more information regarding the board of trustees.) The adviser conducts investment research and supervision for the funds and is responsible for the purchase and sale of securities for the funds' portfolios. The adviser receives an annual fee from each fund for its services as follows:

The Stellar Fund                           0.95%
Relative Value Fund                        0.75%
Growth Equity Fund                         0.75%
Capital Appreciation Fund                  0.95%
International Equity Fund                  0.75%

The amounts shown represent a percentage of each fund's average daily net assets

The adviser was wholly owned by StarBanc Corporation until November 20, 1998 when StarBanc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name and Firstar Corporation is now the parent company of the adviser. Firstar Bank, N.A. was known as Star Bank, N.A. prior to the merger.

The merger has produced no significant changes to the management of the Adviser. Together, the two banks have become the 21st largest bank in the United States and have blended an expertise of trust administration and investments together with extensive knowledge in the mutual fund industry.

Firstar Bank manages trust funds and collective investment funds having a market
value in excess of $     billion.  As part of its regular banking operations,
Firstar Bank may make loans to public companies. As a result, it may be possible for the funds to hold or acquire securities of companies that are also lending clients of Firstar Bank. The lending relationship will not be a factor in the selection of securities.

PORTFOLIO MANAGERS

References to Firstar Bank may refer to what was formerly known as "Star Bank."

JOSEPH P. BELEW, a Vice President and Trust Officer and Portfolio Manager of the FirstarTrust Division at Firstar Bank, N.A., Butler County, since 1979, has been employed by Firstar Bank in various capacities since 1979. Mr. Belew has been the portfolio manager of the RELATIVE VALUE FUND since its inception in June 1991. He earned a Bachelor of Business Administration degree in Business Management from Belmont College.

DONALD L. KELLER, Senior Vice President and Chief Investment Officer of Firstar Bank since 1998, has been employed by Firstar Bank in various capacities since 1982. Mr. Keller has managed THE GROWTH EQUITY FUND since its inception. He managed the domestic equity securities component of THE STELLAR FUND from its inception through December 1995. He also supported the domestic and international equity and fixed income components of Capital Appreciation Fund from its inception through December 1995. Mr. Keller earned a Bachelor of Business Administration Degree in Finance and Accounting from the University of Cincinnati. He also earned his Masters in Finance from Xavier University.

PETER SORRENTINO, CFA, is Vice President and Director of Portfolio Management and Research for the Capital Management Division of Firstar Bank. Mr. Sorrentino has managed the domestic equity component of THE STELLAR FUND since January 1996 and been the lead manager of THE STELLAR FUND since November 1997. Mr. Sorrentino has also managed the CAPITAL APPRECIATION FUND since November 1997. In September 1998, Mr. Sorrentino became the portfolio manager of the INTERNATIONAL EQUITY FUND and assumed responsibility for the REIT component of THE STELLAR FUND. Prior to joining Firstar Bank in 1996, Mr. Sorrentino served as Regional Director of Portfolio Management for Banc One Investment Advisors since 1987. Mr. Sorrentino earned a Bachelor of Business administration degree in Finance and Accounting from the University of Cincinnati. He also earned the Chartered Financial Analyst designation.

MARK DUBOIS , CFA, is a Vice President and Trust Officer in FirstarTrust's Personal Trust area. As a Senior Portfolio Manager, Mr. DuBois is responsible for implementing and communicating Firstar Bank's investment policy in personal trusts, agencies, and IRAs. He is also the Health Care analyst for FirstarTrust. Mr. DuBois has managed the domestic stock portion of THE STELLAR FUND since November 1997. Mr. DuBois joined Firstar Bank in 1986, after graduating from Indiana University with a degree in Economics. In 1990, he received his Chartered Financial Analyst designation.

T. ANDREW JANES, J.D., CFA, is a Senior Portfolio Manager and Trust Officer. He has worked in the financial arena since 1986 with experience in portfolio management, investment research and personal and ERISA trust administration.
Mr. Janes has managed the international stock portion of THE STELLAR FUND since November 1997. Mr. Janes joined Firstar Bank in 1991. He completed his undergraduate studies at the Ohio State University where he earned a Bachelor of Science in Economics. He then went on to complete his Juris Doctor at the Capital University School of Law. Mr. Janes also holds the Chartered Financial Analyst designation.

KIRK F. MENTZER, Vice President and Director of Fixed Income Research for the Capital Management Division of Firstar Bank since 1992, has been employed by Firstar Bank in various capacities since 1989. Mr. Mentzer has managed the domestic fixed income component of THE STELLAR FUND since its inception and has managed the cash equivalent components of the various Firstar Stellar Funds (formerly Star Funds) since June 1998. Mr. Mentzer earned a Bachelor of Business Administration degree in Finance from the University of Cincinnati and a Masters degree in Finance from Xavier University.

FUND ADMINISTRATION, FUND ACCOUNTING, DIVIDEND DISBURSEMENT, AND CUSTODY
SERVICES

Firstar Mutual Fund Services, LLC, an affiliate of the funds' investment adviser, provides administrative and accounting services to the Firstar Stellar Funds and is located in Milwaukee, Wisconsin. Firstar Bank, N.A., the fund's investment adviser, also serves as custodian and transfer agent for the funds.

DISTRIBUTION OF SHARES

DISTRIBUTOR

B.C. Ziegler and Company, Inc. is the distributor for shares of the funds. B.C. Ziegler is based in Milwaukee, Wisconsin and is the distributor for a number of investment companies around the country.

12B-1 PLAN

The funds have adopted a Rule 12b-1 Plan under the Investment Company Act of 1940. Under the Rule 12b-1 Plan, class A and B shares may pay up to an annual rate of 0.25% of the average daily net asset value of shares to B.C. Ziegler. B.C. Ziegler uses this fee to finance activities that promote the sale of the funds' shares. Currently, the CAPITAL APPRECIATION FUND and the INTERNATIONAL EQUITY FUND are not paying or accruing Rule 12b-1 fees. These funds will only start paying the Rule 12b-1 fee when a "Y" class of shares is created in those funds. Whenever B.C. Ziegler deems it appropriate, B.C. Ziegler may, from time to time, voluntarily reduce its compensation under the Rule 12b-1 Plan to the extent expenses of the shares exceed a certain limit. Rule 12b-1 fees are paid out of fund assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

B.C. Ziegler may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers and broker/dealers as agents to provide sales or administrative services for their clients or customers who beneficially own shares of the funds. Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers.
B.C. Ziegler will determine the schedule of such fees and the basis upon which such fees will be paid.


DESCRIPTION OF CLASSES

CLASS A SHARES

Class A shares are regular retail shares and may be purchased by individuals or IRAs. With class A shares, you may pay a sales charge when you invest. Certain class A shares also impose a Rule 12b-1 fee (as discussed above) which is assessed against the shares of the fund. Currently, THE STELLAR FUND, CAPITAL APPRECIATION FUND, RELATIVE VALUE FUND and INTERNATIONAL EQUITY FUND sell class A shares. For more information on the sales charges, see "The Price of Shares."

CLASS B SHARES

Class B shares are regular retail shares and may be purchased by individuals or IRAs. With class B shares, a sales charge may be imposed if you redeem your shares within a certain time period. If you redeem your class B shares within five full years of the date you purchased, a contingent deferred sales charge
(CDSC) may be charged by the funds' distributor. Certain class B shares also impose a Rule 12b-1 fee. Currently, only the RELATIVE VALUE FUND and the GROWTH EQUITY FUND offer class B shares. For more information on the CDSC, see "The Price of Shares."

CLASS Y SHARES

The Y class of shares is available only to Firstar Bank's trust or institutional investors. With class Y shares, you do not pay any sales charges, nor is a 12b-1 fee imposed. Similar to the other classes, the class Y shares do pay investment management fees and other fees. Currently, THE STELLAR FUND, the RELATIVE VALUE FUND and the GROWTH EQUITY FUND sell class Y shares.

THE PRICE OF SHARES

HOW NAV IS DETERMINED

                                     NAV =
                              Assets - Liabilities
                             ---------------------
                              # outstanding shares

The net asset value (NAV) is calculated by taking the value of the fund's assets, including interest on dividends accrued, but not yet collected, less all liabilities and dividing the result by the number of shares outstanding. The net asset value for each fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on:

 o days on which there are insignificant changes in the value of a fund's portfolio securities to materially affect the net asset value
 o days during which no shares are purchased or redeemed
 o the following holidays

 o New Year's Day                   o Good Friday         o Labor Day
 o Martin Luther King, Jr.' s Day   o Memorial Day        o Thanksgiving Day
 o Presidents' Day                  o Independence Day    o Christmas Day

WHAT SHARES COST -- CLASS Y SHARES

If you purchase class Y shares of THE STELLAR FUND, the RELATIVE VALUE FUND and the GROWTH EQUITY FUND, you will pay their NAV next determined after your order is received. There is no sales charge on this class at the time you purchase your shares.

WHAT SHARES COST -- CLASS A SHARES

If you purchase class A shares of the CAPITAL APPRECIATION FUND, THE STELLAR FUND or the RELATIVE VALUE FUND, you will pay their net asset value next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment:
         AMOUNT                SALES CHARGE AS            SALES CHARGE AS
     OF TRANSACTION              A PERCENTAGE               A PERCENTAGE
                                  OF PUBLIC                OF NET AMOUNT
                                OFFERING PRICE                INVESTED

LESS THAN $100,000                   4.50%                      4.71%
$100,000  -  $249,999.99             3.75%                      3.90%
$250,000  -  $499,999.99             2.50%                      2.56%
$500,000  -  $749,999.99             2.00%                      2.04%
$750,000  -  $999,999.99             1.00%                      1.01%
$1 MILLION  +                        0.25%                      0.25%


If you purchase class A shares of the INTERNATIONAL EQUITY FUND, you will pay the net asset value next determined after your order is received plus a sales charge as follows:

         AMOUNT                SALES CHARGE AS            SALES CHARGE AS
     OF TRANSACTION              A PERCENTAGE               A PERCENTAGE
                                  OF PUBLIC                OF NET AMOUNT
                                OFFERING PRICE                INVESTED

LESS THAN $100,000                   1.50%                      1.52%
$100,000  -  $249,999.99             1.00%                       .01%
$250,000  -  $499,999.99             0.75%                      0.76%
$500,000  +                          0.50%                      0.50%

NOTE: These sales charges are not imposed on shares purchased with reinvested dividends. See the SAI on ways you can reduce these sales charges.

The following persons will not have to pay a sales charge on class A shares:

 o Employees and retired employees of Firstar Bank (or Star Bank), or their affiliates and members of their families (including parents, grandparents, siblings, spouses, children, and in-laws) of such employees or retired employees;
 o FirstarTrust customers of Firstar Corporation and its subsidiaries; and
 o nontrust customers of financial advisers

WHAT SHARES COST -- CLASS B SHARES

If you purchase class B shares of the RELATIVE VALUE FUND or the GROWTH EQUITY FUND, you will pay the net asset value next determined after your order is received. There is no sales charge on this class at the time you purchase your shares. However, there is a contingent deferred sales charge (CDSC) on Class B shares at the time you redeem. Any applicable CDSC will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption in the amount indicated by the table below:

               YEAR OF REDEMPTION           CONTINGENT DEFERRED
                 AFTER PURCHASE                 SALES CHARGE
                    Year 1                           5.00%
                    Year 2                           4.00%
                    Year 3                           3.00%
                    Year 4                           2.00%
                    Year 5                           1.00%
                    Year 6                           0.00%

The SAI gives more information on how to eliminate the CDSC.

In computing the amount of CDSC you could be charged, redemptions are deemed to have occurred in the following order:
1.shares of the fund you purchased by reinvesting your dividends and longterm capital gains
2.shares of a fund you held for more than five full years from the date of purchase
3.shares of a fund you held for fewer than five full years on a firstin, firstout basis

A redemption made under the Automatic Withdrawal Plan (see "Selling Shares") will not be assessed CDSC as long as it does not amount to more than 10% of your initial balance. CDSC is also not charged on:

 o shares purchased by reinvesting your dividends or distributions of short or longterm capital gains
 o shares held for more than five full years after purchase
 o redemptions made following death or disability (as defined by the IRS)
 o redemptions made as minimum required distributions under an IRA or other retirement plan to a shareholder who is 701/2 years old or older
 o redemptions made in shareholder accounts that do not have the required minimum balance

PURCHASING SHARES

OPENING AN ACCOUNT

To open an account, first determine if you are buying class A, B or Y shares (see page 18 for class descriptions.) The minimum initial investment amounts for each fund are as follows:

      Classes A and B Shares
      ----------------------
 o $1,000 for individuals
 o $500 for Education IRA customers
 o $25 for Firstar Bank Connections Group Banking customers and Firstar Bank Employees and members of their immediate family, participants in the Firstar Bank Student Finance 101 Program who establish a systematic investment program and persons contributing to SIMPLE IRAs

     Class Y Shares
     --------------
 o $1,000 for trust or institutional customers of Firstar Bank ($1,000 may be determined by combining the amount in all mutual fund accounts you maintain with Firstar Bank)

Additional investments may be made in any amount.

METHODS OF BUYING

                 TO OPEN AN ACCOUNT             TO ADD TO AN ACCOUNT
BY TELEPHONE     Call Firstar Stellar           Call Firstar Stellar Funds
(Firstar Bank    Funds at                       at 1-800-677-FUND to
customers only)  1-800-677-FUND                 place the order.  (Note:
                 to place the order.            For security reasons,
                 (Note: For security            requests by telephone
                 reasons, requests by           may be recorded.)
                 telephone may be
                 recorded.)

BY MAIL         Make your check                 Fill out the investment
                payable to "Firstar             stub from an account
                Stellar Funds."                 statement, or indicate the
                Forward the check               fund name and account number
                and your application            on your check.  Make your
                to the address below.           check payable to "Firstar
                                                Stellar Funds." Forward the
                                                check and stub to the address
                                                below.
BY FEDERAL      Forward your                    Call Firstar Stellar Funds
FUNDS WIRE      application to Firstar          at 1-800-677-FUND to notify
                Stellar Funds at the            of incoming wire.  Use the
                address below.  Call            following instructions:
                1-800-677-FUND to
                obtain an account               Firstar Bank, N.A.
                number.  Wire funds             Milwaukee, WI  53202
                using the instructions          ABA #: 075000022
                to the right.                   Credit:  Firstar Mutual
                                                  Fund Services, LLC
                                                Account #:  112-952-137
                                                Further Credit:
                                                (name of fund,share class)
                                                (name/title on the account)
                                                (account #)

AUTOMATIC         Open a fund account with      If you didn't set up an
INVESTMENT        one of the other              automatic investment plan
PLAN              methods. If by mail, be       with your original
                  sure to include your          application, call Firstar
                  checking account number       Stellar Funds at
                  on the appropriate            1-800-677-FUND.  Additional
                  section of your               investments (minimum of $25
                  application.                  per period) will be taken
                                                automatically monthly or
                                                quarterly from your checking
                                                account.

THROUGH           To purchase shares for        To purchase shares for another
SHAREHOLDER       another investor, call        investor, call Firstar Stellar
SERVICE           Firstar Stellar Funds         Funds at 1-800-677-FUND.
ORGANIZATIONS     at 1-800-677-FUND.

BY EXCHANGE       Call 1-800-677-FUND           Call 1-800-677-FUND to
                  to obtain exchange            obtain exchange information.
                  information.  See             See page 21.
                  page 21.

ADDRESS FOR FIRSTAR STELLAR FUNDS

You should use the following addresses when sending documents by mail or by overnight delivery:
  By Mail                                       By Overnight Delivery
  -------                                       ---------------------
  Firstar Stellar Funds                         Firstar Stellar Funds
  c/o Firstar Mutual Fund                       c/o Firstar Mutual Fund
    Services, LLC                                 Services, LLC
  P.O. Box 701                                  615 E. Michigan Street,
  Milwaukee, Wisconsin  53201-0701                Third Floor
                                                Milwaukee, Wisconsin  53202

NOTE: The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at Firstar Mutual Fund Services, LLC's post office box of purchase applications or redemption requests do not constitute receipt by Firstar Mutual Fund Services, LLC or the funds.

RECEIPT OF ORDERS

Shares may only be purchased on days the New York Stock Exchange and the Federal Reserve wire system are open for business. Your order will be considered received after your check is converted into federal funds and received by Firstar Bank (usually the next business day). If you are paying with federal funds (wire), your order will be considered received when Firstar Bank receives the federal funds.

TIMING OF REQUESTS

All requests received in good order by Firstar Bank before 3:30 p.m. (Eastern time) will be executed on that same day. Requests received after 3:30 p.m. will be processed on the next business day.

EXCHANGING SHARES

You can exchange shares between the Firstar Stellar Funds within the same class. You also may exchange class C shares (noload money market funds) for class A or B shares of any Firstar Stellar Fund. However, you may not exchange shares from class B to class C and then to class A.

Exercising the exchange privilege is really two transactions: a sale of one fund and the purchase of another.

Exercising the exchange privilege is really two transactions: a sale of one fund and the purchase of another. The same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Keep in mind that some funds may have higher sales charges then other funds and you may have to pay the difference in fee. Exchanges also have the same tax consequence as ordinary sales and purchases and you could realize short or longterm capital gains or losses. Generally, exchanges may only be made between identically registered accounts unless you send written instructions with a signature guarantee.

The SAI contains more information on exchanges. You may also call 1-800-677-FUND to learn more about exchanges and Firstar Funds.

SELLING SHARES

METHODS OF SELLING

                    TO SELL SOME OR ALL OF YOUR SHARES

BY TELEPHONE        Call Firstar Stellar Funds at 1-800-677-FUND to sell any
                    amount of shares.
                   (NOTE: For security reasons, requests by telephone may be recorded.)

BY MAIL Send a letter instructing the Firstar Stellar Funds to redeem the amount you wish. The letter should contain the fund's name, the account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders sign the letter. If your account is an IRA, signatures must be guaranteed.

BY FEDERAL         Call Firstar Stellar Funds at 1-800-677-FUND to
FUNDS WIRE         request the amount of money you want.  Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.

AUTOMATIC          Call Firstar Stellar Funds at 1-800-677-FUND to
WITHDRAWAL PLAN    arrange for regular monthly or quarterly fixed withdrawal
                   payments. The minimum payment you may receive is $25 per period. Note that this plan may deplete your investment and affect your income or yield. Also, it isn't wise to make purchases of class A or B shares while participating in this plan because of the sales charges.

SHAREHOLDER        Consult your account agreement for information on
SERVICE            redeeming shares.
ORGANIZATION
BY EXCHANGE        Call 1-800-677-FUND to obtain exchange information.  See
                   page 21 for further information.

WHEN REDEMPTION PROCEEDS ARE SENT TO YOU

Your shares may only be redeemed on days on which the funds compute their net asset value. Your redemption requests cannot be processed on days the New York Stock Exchange is closed or on federal holidays which restrict wire transfers.

When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

 o the name of the fund
 o the number of shares or the dollar amount of shares to be redeemed
 o signatures of all registered shareholders exactly as the shares are registered (guaranteed for IRAs)
 o the account registration number

All requests received in good order by Firstar Stellar Funds before 3:30 p.m. (Eastern time), will normally be wired to the bank you indicate or mailed on the following day to the address of record. In no event will proceeds be wired or a check mailed more than 7 days after Firstar receives a proper redemption request.

If you purchase shares using a check and soon after request a redemption, Firstar Stellar Funds will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

VALUE OF SHARES SOLD

Your shares will be redeemed at the net asset value next determined after Firstar Stellar Funds receives your redemption request. In the case of class B shares, the applicable contingent deferred sales charge will be subtracted from your redemption amount or your account balance, per your instructions.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, Firstar Stellar Funds may mail you a notice if your account falls below $1,000 requesting that you bring the account back up to $1,000 or close it out. If you do not respond to the request within 30 days, Firstar Stellar Funds may close the account on your behalf and send you the proceeds. If you have an account through a shareholder service organization, consult your account agreement for information on accounts with low balances.

SIGNATURE GUARANTEES

You will need your signature guaranteed if:

  you are redeeming shares from an IRA account you request a redemption to be made payable to a person not on record with the funds, or you request that a redemption be mailed to an address other than that on record with the funds

You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions.

DIVIDENDS CAPITAL GAINS DISTRIBUTIONS, AND TAXES

DIVIDENDS AND CAPITAL GAINS

All of the stock funds (except the INTERNATIONAL EQUITY FUND) declare and pay dividends on a quarterly basis. The INTERNATIONAL EQUITY FUND declares and pays dividends on an annual basis.

Unless you provide a written request to receive payments in cash, your dividends will automatically be reinvested in additional shares of the fund. Dividends paid in cash will be mailed to you via the U.S. Postal Service. Keep in mind, undeliverable checks or checks not deposited within six months will be reinvested in additional shares of the fund at the then current net asset value. Dividends paid in cash or in additional shares are treated the same for tax purposes.
If any of the funds realize capital gains, they will be distributed once every 12 months.

TAX INFORMATION

The funds will pay no federal income tax because they expect to meet certain Internal Revenue Code requirements. The funds will be treated as single, separate entities for federal income tax purposes so that income (including capital gains, if any) and losses realized by one fund will not be combined for tax purposes with those realized by the other funds. The funds will provide you with detailed tax information for reporting purposes. You should consult your own tax adviser regarding tax consequences under your state and local laws.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. All dividends paid by the funds and distributions of net realized short-term capital gains are taxable as ordinary income. Distributions paid by a fund from net realized longterm capital gains are taxable as a capital gain. The capital gain holding period and the applicable tax rate is determined by the length of time a fund has held the security and not the length of time that you have held shares in the fund. The funds expect that, because of their investment objectives, distributions will consist primarily of long and short-term capital gains. Each fund will provide you with detailed tax information for reporting purposes.

An exchange is not a tax-free transaction. An exchange of shares pursuant to the funds' exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.

You should consult your own tax advisers regarding the status of your accounts under state and local tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights tables set forth below are intended to help you understand the funds' financial performance for the past 5 years or for the funds' period of operations, as the case may be. Most of the information reflects financial results with respect to a single fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and
distributions).  This information has been audited by              , whose
report, along with the funds' financial statements, are included in the funds' annual report, which is available upon request.

THE STELLAR FUND1<F50>
(Class A Shares)                                             Year ended November 30
                                                1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                                       $13.59    $12.17     $10.90     $11.34
------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                                     0.36      0.34       0.34       0.29
  Net realized and
    unrealized gain (loss)                                  1.18      1.62       1.33      (0.41)
  Total from investment operations                          1.54      1.96       1.67      (0.12)
Less distributions
  Distributions from net
    investment income                                      (0.36)    (0.34)     (0.35)     (0.24)
  Distributions in excess
    of net investment income
  Distributions from net
    realized gain                                          (0.50)    (0.20)     (0.05)     (0.08)
  Total distributions                                      (0.86)    (0.54)     (0.40)     (0.32)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $14.27     $13.59     $12.17     $10.90
------------------------------------------------------------------------------------------------
Total return2<F51>                                        11.94%    16.64%     15.67%    (1.22%)
Ratios & Supplemental data
  Actual net assets,
    end of period
    (000's omitted)                                      $50,398   $50,094    $48,902    $50,648
  Ratio of Expenses to
    Average Net Assets                                     1.56%     1.66%      1.65%      1.55%
  Ratio of Net Income to
    Average Net Assets                                     2.63%     2.76%      2.98%      2.32%
  Expense waiver/reimbursement3<F52>                                                       0.12%
  Portfolio Turnover Rate                                    64%       65%       104%        79%

 1<F50> The date of initial public investment for class A shares was October 18, 1991.
 2<F51> Based on net asset value, which does not reflect the sales charge, if applicable.
 3<F52> This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


THE STELLAR FUND1<F53>
(Class Y Shares)                                             Year ended November 30
                                                1998       1997       1996       1995       1994
--------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                                       $13.59     $12.17     $10.90     $11.34
--------------------------------------------------------------------------------------------------
Income from investment operations
    Net investment income                                   0.40      0.37       0.38       0.21
    Net realized and unrealized
    gain (loss)                                             1.18      1.62       1.32      (0.48)
  Total from investment operations                          1.58      1.99       1.70      (0.27)

Less distributions
    Distributions from net
    investment income                                      (0.40)    (0.37)     (0.38)     (0.17)
  Distributions from net
    realized gain                                          (0.50)    (0.20)     (0.05)
  Total distributions                                      (0.90)    (0.57)     (0.43)     (0.17)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $14.27    $13.58     $12.17     $10.90
--------------------------------------------------------------------------------------------------
Total return2<F54>                                        12.22%    16.94%     15.97%    (1.81%)
Ratios & Supplemental data
    Actual net assets,
      end of period
    (000's omitted)                                      $63,742   $67,047    $64,754    $60,822
    Ratio of Expenses to
      Average Net Assets                                   1.31%     1.39%      1.40%     1.43%3<F55>
    Ratio of Net Income to
      Average Net Assets                                   2.89%     2.85%      3.23%     3.57%3<F55>
    Portfolio Turnover Rate                                  64%       65%       104%        79%

  1<F53> The date of initial public investment for class Y shares was April 11, 1994. For the period from April 5, 1994 (start of business) to April 10, 1991, all income was distributed to the Federated Services Corporation, the administrator at the time.
  2<F54>  Based on net asset value.
  3<F55>  Annualized.

RELATIVE VALUE FUND1<F56>
(Class A Shares)                                             Year ended November 30
                                                1998       1997       1996       1995       1994
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
    BEGINNING OF PERIOD                                   $19.03    $15.02     $11.36     $11.80
-------------------------------------------------------------------------------------------------
Income from investment operations
    Net investment income                                   0.67      0.27       0.29       0.23
    Net realized and unrealized
      gain (loss)                                           4.45      4.01       3.65      (0.40)
    Total from investment operations                        5.12      4.28       3.94      (0.17)

Less distributions
    Distributions from net
    investment income                                      (0.28)    (0.26)     (0.28)     (0.27)
  Distributions from net
    realized gain                                          (0.39)    (0.01)                (0.04)
  Total distributions                                      (0.67)    (0.27)     (0.28)     (0.27)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                                           $23.48    $29.03     $15.02     $11.36
-------------------------------------------------------------------------------------------------
Total return2<F57>                                        27.69%    28.86%     35.10%    (1.54)%
Ratios & Supplemental data
    Actual net assets,
      end of period
      (000's omitted)                                    $37,748  $215,843   $131,979    $74,094
    Ratio of Expenses to
      Average Net Assets                                   1.01%     1.04%      1.06%      1.15%
    Ratio of Net Income to
      Average Net Assets                                   1.40%     1.71%      2.17%      2.02%
    Portfolio Turnover Rate                                  18%       16%        24%        30%

  1<F56> The date of initial public investment for class A shares was June 5, 1991. For the period from January 31, 1989 (start of business) to June 4, 1991, all income was distributed to Federated Services Company, the administrator at the time.
  2<F57> Based on net asset value, which does not reflect the sales, if applicable.

RELATIVE VALUE FUND1<F58>
(Class Y Shares)                             Year ended November 30
                                                 1998     1997
-------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                   $22.67
-------------------------------------------------------------------
Income from investment operations
   Net investment income                                  0.08
   Net realized and unrealized
     gain (loss)                                          0.81
   Total from investment operations                       0.89

Less distributions
   Distributions from net
     investment income                                   (0.07)
   Total distributions                                   (0.07)
-------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $23.49
-------------------------------------------------------------------
Total return2<F59>                                       3.93%
Ratios & Supplemental data
   Actual net assets, end of period
   (000's omitted)                                    $312,056
   Ratio of Expenses to
     Average Net Assets                                  1.00%3<F60>
   Ratio of Net Income to
     Average Net Assets                                  1.35%3<F60>
   Portfolio Turnover Rate                                 18%

  1<F58> The date of initial public investment for class Y shares was August 18, 1997.
  2<F59>  Based on net asset value.
  3<F60>  Annualized.

GROWTH EQUITY FUND1<F61>
(Class B Shares)                              Year ended November 30
                                        1998     1997     1996     1995
-----------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $15.17   $12.70   $10.00
------------------------------------------------------------------------
Income from investment operations
    Net investment income                        0.19     0.17     0.24
    Net realized and unrealized
      gain (loss)                                2.97     3.12     2.67
    Total from investment
      operations                                 3.16     3.29     2.91

Less distributions
    Distributions from net
      investment income                         (0.14)   (0.16)   (0.21)
    Distributions from net
      realized gain                             (1.02)   (0.66)
    Total distributions                         (1.16)   (0.82)   (0.21)
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $17.17   $15.17   $12.70
------------------------------------------------------------------------
Total return2<F62>                             22.65%   27.34%   29.44%
Ratios & Supplemental data
    Actual net assets,
      end of period
      (000's omitted)                         $45,025  $85,311  $48,699
    Ratio of Expenses to
      Average Net Assets                        1.09%    1.19%    1.17%3<F63>
    Ratio of Net Income to
      Average Net Assets                        0.86%    1.31%    2.00%3<F63>
    Expense waiver/reimbursement4<F64>                            0.03%
    Portfolio Turnover Rate                       60%      96%     171%

  1<F61> The date of initial public investment for class B shares was December 12, 1994.
  2<F62> Based on net asset value, which does not reflect the contingent deferred sales charge, if applicable.
  3<F63>  Annualized.
  4<F64> This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

GROWTH EQUITY FUND1<F65>
(Class Y Shares)                              Year ended November 30
                                                 1998     1997
---------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                   $16.46
---------------------------------------------------------------------
Income from investment operations
    Net investment income                                 0.03
    Net realized and
      unrealized gain (loss)                              0.73
    Total from investment operations                      0.76
Less distributions
    Distributions from net
      investment income                                  (0.04)
    Total distributions                                  (0.04)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $17.18
---------------------------------------------------------------------
Total return2<F66>                                       4.59%
Ratios & Supplemental data
    Actual net assets, end of period
    (000's omitted)                                   $109,087
    Ratio of Expenses to
      Average Net Assets                                  1.06%3<F67>
    Ratio of Net Income to
      Average Net Assets                                  0.67%3<F67>
    Portfolio Turnover Rate                                60%

  1<F65> The date of initial public investment for class Y shares was August 18, 1997.
  2<F66>  Based on net asset value.
  3<F67>  Annualized.

CAPITAL APPRECIATION FUND1<F68>
(Class A Shares)                                         Year ended November 30
                                                1998       1997       1996       1995       1994
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
    BEGINNING OF PERIOD                                   $12.55    $11.82     $10.15     $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations
    Net investment income                                   0.02     (0.03)      0.03
    Net realized and
      unrealized gain (loss)                                1.77      1.05       1.72       0.15
    Total from investment operations                        1.79      1.02       1.75       0.15

Less distributions
    Distributions from
      net investment income                                                     (0.04)
    Distributions from
      net realized gain                                              (0.29)     (0.04)
    Total distributions                                              (0.29)     (0.08)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $14.34    $12.55     $11.82     $10.15
-------------------------------------------------------------------------------------------------
Total return2<F69>                                        14.26%     8.95%     17.35%      1.50%
Ratios & Supplemental data
    Actual net assets,
      end of period
      (000's omitted)                                    $83,118   $79,163    $56,430    $30,013
    Ratio of Expenses to
      Average Net Assets                                   1.29%     1.32%      1.47%     1.58%3<F70>
    Ratio of Net Income to
      Average Net Assets                                   0.16%   (0.24)%      0.28%     0.08%3<F70>
    Expense waiver/reimbursement4<F71>                                          0.01%      0.10%
    Portfolio Turnover Rate                                 262%      174%       144%        36%


  1<F68> The date of initial public investment for class A shares was June 13, 1994.
  2<F69> Based on net asset value, which does not reflect the sales charge, if applicable.
  3<F70>  Annualized.
  4<F71> This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

International Equity Fund1<F72>
(Class A Shares)                        Year ended November 30
                                                 1998
--------------------------------------------------------------
NET ASSET VALUE
  BEGINNING OF PERIOD
--------------------------------------------------------------
Income from investment operations
   Net investment income
   Net realized and
     unrealized gain (loss)
   Total from investment operations

Less distributions
   Distributions from
     net investment income
   Total distributions
--------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD
--------------------------------------------------------------
Total return2<F73>
Ratios & Supplemental data
   Actual net assets,
     end of period
     (000's omitted)
   Ratio of Expenses to
     Average Net Assets
   Ratio of Net Income to
     Average Net Assets
   Portfolio Turnover Rate

  1<F72> The date of initial public investment for class A shares was December 3, 1997.
  2<F73> Based on net asset value, which does not reflect the sales charge, if applicable.
  3<F74>  Annualized.

YEAR 2000 ISSUE

Like all financial service providers, the funds' investment adviser, the distributor and other third parties utilize systems that may be affected by year 2000 transition issues. The services provided to you and the funds by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although there can be no assurance at this time that there will be no adverse impact on the funds, the funds' service providers have advised the funds that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The funds' service providers expect that their systems, and those of other parties they deal with, will be adapted in time for that event. However, there can be no assurance that the computer systems of the companies in which the funds invest will be timely converted or that the value of such investments will not be adversely affected by the year 2000 issue.

          FIRSTAR STELLAR                 TREASURY FUND
               FUNDS                      TAX-FREE MONEY MARKET FUND
                                          OHIO TAX-FREE MONEY MARKET FUND
                                          GROWTH EQUITY FUND
                                          RELATIVE VALUE FUND
                                          THE STELLAR FUND
                                          CAPITAL APPRECIATION FUND
                                          INTERNATIONAL EQUITY FUND
                                          STRATEGIC INCOME FUND
                                          U.S. GOVERNMENT INCOME FUND
                                          THE STELLAR INSURED TAX-FREE BOND FUND
FOR MORE INFORMATION

YOU MAY OBTAIN THE FOLLOWING AND OTHER INFORMATION ON THE FIRSTAR STELLAR FUNDS FREE OF CHARGE:

o Annual and Semi-Annual Reports to Shareholders
  The annual and semi-annual reports provide the funds' most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the funds' performances during the last fiscal year.

o Statement of Additional Information (SAI) dated March 31, 1999
  The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the funds' policies and management.

TO RECEIVE ANY OF THESE DOCUMENTS OR PROSPECTUSES ON THE OTHER FIRSTAR STELLAR
FUNDS:

BY TELEPHONE
1-800-677-FUND

BY MAIL:
Firstar Stellar Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

ON THE INTERNET:
Text only versions of fund documents can be viewed online or downloaded from:
HTTP://WWW.SEC.GOV

You may review and obtain copies of fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Copies of the information may be obtained for a fee by writing the Public Reference Section, Washington, D.C. 20549-6009.

Investment Company Act File # 811-05762

    Firstar Stellar                 BOND
         Funds                      FUNDS


                                    COMBINED
                                    PROSPECTUS

                                    March 31, 1999


                              STRATEGIC INCOME FUND
                              Generating high current income

                              U.S. GOVERNMENT INCOME FUND
                              Providing current income with capital appreciation

                              THE STELLAR INSURED TAX-FREE BOND FUND
                              Providing current income exempt from federal income tax



The Securities and Exchange Commission has not approved any fund's shares as an investment nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                               TABLE OF CONTENTS

THE FUNDS
Overview of the Funds                                                  3
STRATEGIC INCOME FUND                                                  4
U.S. GOVERNMENT INCOME FUND                                            7
THE STELLAR INSURED TAX-FREE BOND FUND                                10
Management of the Funds                                               13
Distribution of Shares                                                14

YOUR ACCOUNT INFORMATION
Description of Classes                                                14
Price of Shares                                                       15
Purchasing Shares                                                     17
Exchanging Shares                                                     18
Selling Shares                                                        19
Dividends Capital Gains Distributions, and Taxes                      20

ADDITIONAL INFORMATION
Financial Highlights                                                  21
Year 2000 Issue                                                       24

FOR MORE INFORMATION
The back cover tells you how to obtain more information about the funds.

OVERVIEW

GOAL AND STRATEGIES OF THE BOND FUNDS

The general goal of the Firstar Stellar bond funds is to provide you with current income by investing in quality fixedincome securities. The STRATEGIC INCOME FUND attempts to generate high current income by investing in U.S. government, corporate fixed income securities, structured fixed income securities, international bonds, real estate investment trusts, domestic equity securities and money market securities. THE U.S. GOVERNMENT INCOME FUND provides current income and capital appreciation by investing primarily in securities issued or guaranteed by the U.S. government. THE STELLAR INSURED TAX-FREE BOND FUND invests in insured municipal securities so that most of its annual interest income is exempt from federal income tax.

PRINCIPAL RISKS OF THE FUNDS

The main risks of investing in the funds are:

o Market Risks: The funds' investments are subject to market risk so that the value of the funds' investments may go up or down. If the value of the funds' investments go down, you may lose money. The market value of fixedincome securities varies inversely to interest rates. If interest rates increase, the market value of fixedincome securities declines.

o Individual Bond Risks: The fundsi investments are subject to the risks inherent in individual bond selections. Even though fixedincome securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in the prices of fixedincome securities.

o Credit Risks: Individual issues of fixedincome securities may also be subject to the credit risk of the issuer. That means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations.

An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

These funds may be appropriate for people who:

 o wish to invest for the long term
 o want to earn income on investments considered more stable than stocks
 o are looking for a fixedincome component to complete their portfolio
 o have longterm goals such as planning for retirement


STRATEGIC INCOME FUND

INVESTMENT GOAL

The Strategic Income Fund's investment objective is to generate high current income.

THE FUND'S INVESTMENT GROUP:

 o U.S. government & corporate fixed-income securities
 o International securities
 o Real estate investment trusts
 o Domestic equity securities
 o Money market securities
 o Structured fixedincome securities

INVESTMENT POLICIES AND PORTFOLIO SECURITIES

The fund attempts to achieve its investment goal by investing in a core asset group. The investment adviser's strategy is to spread the investment portfolio over several securities categories to reduce the impact of any drastic market movements affecting one category. With that in mind, the fund invests approximately 40% of its assets in U.S. government and corporate fixedincome securities. The fund invests between 0% to 20% of its assets in each of the other categories shown to the right. Overall, the fund will have at least 65% of its assets invested in securities that produce income.

To aid in selecting securities, the adviser will also use the following techniques:

 o fundamental and quantitative analysis to select equity securities
 o use of ratings assigned by nationally recognized statistical rating organizations (when needed)
 o credit research
 o review of issuers' historical performance
 o examination of issuers' dividend growth record
 o consideration of market trends
 o hedging through the use of options and futures

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

DOMESTIC FIXED-INCOME SECURITIES   As noted above, the fund will invest in
domestic corporate debt obligations, obligations of the United States, and notes, bonds, and discount notes of the U.S. government agencies or instrumentalities. The adviser selects bonds based on their potential interest rates and yield in relation to other bonds of similar quality and maturity. The fund will only invest in bonds which are rated Baa or higher by Moody's or rated BBB or higher by S&P or Fitch. If the securities are unrated, the adviser must consider them to be of similar quality to the rated securities before the fund may invest in them.

U.S. GOVERNMENT SECURITIES   The fund may invest in securities issued and/or
guaranteed as to the payment of principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities include direct obligations of the U.S. Treasury (such as U.S. treasury bills, notes and bonds) and obligations issued or guaranteed by U.S government agencies or instrumentalities.

INTERNATIONAL SECURITIES   The fund may invest in international securities
(including other investment companies that invest primarily in international securities). The international securities include equity securities of nonU.S. companies and corporate and government fixedincome securities denominated in currencies other than U.S. dollars. These securities may be traded domestically or abroad through various stock exchanges, American Depositary Receipts or International Depositary Receipts (ADRs or IDRs). The international fixedincome and corporate securities include ADRs, IDRs, and government securities of other nations and must be rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the Adviser must determine that they are of similar quality to the rated securities before the fund may invest in them.


REAL ESTATE INVESTMENT TRUSTS   The fund may invest in equity or mortgage REITs
that produce income. REITs will be diversified by geographic location and by sector (such as shopping malls, apartment building complexes and health care facilities). An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties and passes interest income to its shareholders.

A REIT (real estate investment trust) is a managed portfolio of real estate investments

DOMESTIC EQUITY SECURITIES   The fund's domestic equity securities consist of
high dividend common and preferred stocks of U.S. companies listed on the New York or American Stock Exchanges or traded in the overthecounter market. The companies must have a history of stable earnings and/or growing dividends. The fund may also invest in warrants and securities convertible into common stocks of these U.S. companies.

MONEY MARKET INSTRUMENTS   The fund may invest in U.S. and foreign short-term
money market instruments, including commercial paper, bank instruments, U.S. obligations, repurchase agreements, and other unrated short-term instruments that the Adviser believes to be of suitable quality.

STRUCTURED FIXED-INCOME SECURITIES   The fund may invest in mortgagebacked
securities, adjustable rate mortgage securities, collateralized mortgage obligations and assetbacked securities.

INVESTMENT RISKS

FIXED-INCOME SECURITIES   Prices of fixedincome securities fluctuate inversely
to the direction of interest rates. The prices of longerterm fixedincome securities fluctuate even more widely in response to market interest rate changes. The fixedincome securities in which the fund invests have more speculative characteristics than those rated higher by nationally recognized statistical rating organizations. Lower rated securities are less likely to be able to make principal and interest payments in economy changes. The fund's adviser will re-assess whether the fund should continue to hold any fixedincome security that is later downgraded below the eligible rating.

FOREIGN SECURITIES   The fund can invest in foreign securities that can carry
higher returns and risks than those associated with domestic investments. Because foreign securities may be denominated in foreign currencies, the value in U.S. dollars of the fund's assets and income may be affected by changes in exchange rates and regulations. Although the fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. The fund may be charged a conversion cost when it converts its holdings to another currency. Also, exchange dealers profit from each currency exchange.

Other differences between investing in foreign companies and the U.S. include:

 o information is less publicly available
 o there is a lack of uniform financial accounting standards applicable to foreign companies
 o market quotations are less readily available
 o there are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks
 o there is generally a lower foreign securities market volume
 o it is likely that foreign securities may be less liquid or more volatile
 o there are generally higher foreign brokerage commissions
 o there may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems
 o the mail service between countries may be unreliable
 o there are political or financial changes that adversely affect investments in some countries.

PORTFOLIO TURNOVER   The fund purchases and sells securities to capture
dividends on particular securities. The fund will purchase a security close to its exdividend date, thereby entitling the fund to receive the anticipated dividend. The fund will then sell the security after the exdividend date.
This practice could result in the fund experiencing an annual turnover rate of up to 250%. High portfolio turnover rates lead to increased costs and could cause you to pay higher taxes.

REAL ESTATE INVESTMENT TRUSTS   Equity and mortgage REITs depend on management
skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and selfliquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The adviser tries to minimize these risks by selecting REITs diversified by sector (i.e. shopping malls, apartment building complexes, health care facilities) and geographic location.

STRUCTURED FIXED-INCOME SECURITIES   Mortgagebacked securities are subject to
higher prepayment risks than other types of debt instruments because the underlying mortgage loans may be prepaid without penalty or premium. Mortgagebacked securities also have less potential for capital appreciation and could experience loss due to mortgage foreclosures. The market value of adjustable rate mortgage securities generally declines when interest rates rise and generally rises when interest rates decline.

Similar to mortgagebacked securities, assetbacked securities are subject to higher prepayment risks than other types of debt instruments because the underlying supporting assetbacked securities may be prepaid without penalty or premium. Assetbacked securities backed by automobile receivables may not have a proper security interest in all of the obligations backing the receivables. The servicer may sell the obligations to another party and, in effect, lower the fund's interest in the security. Other risks include losing money due to vehicles re-registering in different states, or recovering insufficient amounts on repossessed collateral.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE

The bar chart and table below illustrate the variability of the STRATEGIC INCOME FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for oneyear and since inception ending 1998 compare with those of a broad measure of market performance.

Strategic Income Fund's - B Shares
1995                                   12.71%
1996                                    6.99%
1997                                    9.02%
1998

Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

BEST QUARTER:  Q    199        %
WORST QUARTER: Q    199        %

AVERAGE ANNUAL TOTAL RETURN                                          SINCE
THROUGH 12/31/98                            1  YEAR                INCEPTION
Strategic Income Fund    B Shares1<F75>

The fund's past performance is not necessarily an indication of how the fund will perform in the future.

  1<F75>  B Shares commenced operations on December 12, 1994.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)               CLASS B

Maximum Sales Charge on Purchases
(as a percentage of offering price)                         None
Maximum Deferred Sales Charge1<F76>                        5.00%
Maximum Sales Charge on Reinvested Dividends                None
Redemption Fees                                             None

ESTIMATED ANNUAL OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

Investment Management Fees                                 0.95%
Rule 12b-1 Fees2<F77>                                       None
Other Expenses                                             0.31%
Shareholder Servicing Fee3<F78>                            0.25%
Total Fund Operating Expenses                              1.51%

  1<F76> The contingent deferred sales change is 5.00% in the first year, declining to 1.00% in the fifth year and 0.00% thereafter. See "Price of Shares."
  2<F77>  Currently, class B shares of the fund is not paying or accruing
          Rule 12b-1 fees. The class can pay up to 0.25% of average daily net assets as a 12b-1 fee to the distributor if a Y class of shares is created.
  3<F78> The fund can pay up to 0.25% of average daily net assets as a shareholder servicing fee; however, the fund plans to limit the shareholder servicing fee to 0.05% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2.Your investment has a 5% return each year, and 3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B                $650       $730         $810       $1,520

If you did not redeem your shares, you would pay the following expenses:

                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B                $130       $400         $690       $1,520

Class descriptions are on page 14.

U.S. GOVERNMENT INCOME FUND

INVESTMENT GOAL

THE U.S. GOVERNMENT INCOME FUND'S goal is to provide current income. The fund's second objective is to achieve capital appreciation.

INVESTMENT POLICIES AND PORTFOLIO SECURITIES

To achieve its objectives, the fund invests at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities.

U.S. GOVERNMENT OBLIGATIONS   The government securities in which the fund
invests include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

 o the full faith and credit of the U.S. Treasury
 o the issuer's right to borrow from the U.S. Treasury
 o the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
 o the credit of the agency or instrumentality issuing the obligation.

The fund also considers collateralized mortgage obligations issued by U.S. government agencies or instrumentalities to be U.S. government securities.

Up to 35% of the value of the fund's assets may be invested in:

 o time and savings deposits
 o assetbacked securities
 o mortgagebacked securities
 o commercial paper
 o investment grade corporate debt obligations
 o debt securities of foreign issues

STRUCTURED FIXED-INCOME SECURITIES   A portion of the fund's assets may be
invested in mortgagebacked securities including adjustable rate mortgage securities, collateralized mortgage obligations and assetbacked securities.

DOMESTIC DEBT SECURITIES   A small percentage of the fund's assets may be
invested in domestic issues of corporate debt obligations. The corporate debt obligations may have floating or fixed interest rates. At the time the fund purchases the obligation, the securities will be rated in one of the four highest categories by a nationally recognized statistical rating organization (i.e., S&P or Fitch).

U.S. MONEY MARKET INSTRUMENTS   The fund may invest in U.S. money market
instruments (including commercial paper). The instruments must mature within 270 days and must be rated Prime1 or Prime2 by Moody's, A1 or A2 by S&P or F1 or F2 by Fitch. Other types of money market instrument in which the fund may invest are time and savings deposits (including certificates of deposit) in commercial or savings banks. The banks must be insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the FDIC. Foreign branches of FDIC insured banks and banker's acceptances might issue the deposits.

FOREIGN DEBT SECURITIES   The fund may invest in debt securities of foreign
governments, agencies or supranational institutions. The fund will invest in investment quality debt securities issued by foreign corporations. The securities will be rated in one of the four highest rating categories by a nationally recognized statistical rating organization. If the securities are unrated, the adviser must deem them to be of similar quality to the rated securities before the fund may invest in them.

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

                 THE FUND ALLOCATES ITS INVESTMENTS AS FOLLOWS:
              AT LEAST 65%                         UP TO 35%
       U.S. GOVERNMENT SECURITIES         IN OTHER SECURITIES SUCH AS:

                                         o STRUCTURED FIXED INCOME SECURITIES
                                         o CORPORATE DEBT OBLIGATIONS
                                         o MONEY MARKET INSTRUMENTS
                                         o FOREIGN DEBT SECURITIES

INVESTMENT RISKS

FIXED-INCOME SECURITIES   Prices of fixedincome securities fluctuate inversely
to the direction of interest rates. The prices of longerterm fixedincome securities fluctuate even more widely in response to market interest rate changes.

STRUCTURED FIXED-INCOME SECURITIES   Mortgage-backed securities are subject to
prepayment risks because the underlying mortgage loans may be prepaid without penalty or premium. Mortgagebacked securities also have less potential for capital appreciation and could experience loss due to mortgage foreclosures. The market value of adjustable rate mortgage securities generally declines when interest rates rise and generally rises when interest rates decline.

Similar to mortgagebacked securities, assetbacked securities are subject to higher prepayment risks than other types of debt instruments because the underlying supporting assetbacked securities may be prepaid without penalty or premium. Assetbacked securities backed by automobile receivables may not have a proper security interest in all of the obligations backing the receivables. The servicer may sell the obligations to another party and, in effect, lower the fund's interest in the security. Other risks include losing money due to vehicles re-registering in different states, or recovering insufficient amounts on repossessed collateral.

Foreign Securities   The fund may invest in foreign securities that can carry
higher returns and risks than those associated with domestic investments. Because foreign securities may be denominated in foreign currencies, the value in U.S. dollars of the fund's assets and income may be affected by changes in exchange rates and regulations. Although the fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. The fund may be charged a conversion cost when it converts its holdings to another currency. Also, exchange dealers profit from each currency exchange.

Other differences between investing in foreign companies and the U.S. include:

 o information is less publicly available
 o there is a lack of uniform financial accounting standards applicable to foreign companies
 o market quotations are less readily available
 o there are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks
 o there is generally a lower foreign securities market volume
 o it is likely that foreign securities may be less liquid or more volatile
 o there are generally higher foreign brokerage commissions
 o there may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems
 o the mail service between countries may be unreliable
 o there are political or financial changes that adversely affect investments in some countries.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE

The bar chart and table below illustrate the variability of the U.S. Government Income Fund's returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for one year, 5 years and since the fund's inception compare with those of a broad measure of market performance.

Strategic Income Fund's - B Shares
1995                                   12.71%
1996                                    6.99%
1997                                    9.02%
1998

Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

BEST QUARTER:  Q    199        %
WORST QUARTER: Q    199        %

AVERAGE ANNUAL TOTAL RETURN                                          SINCE
THROUGH 12/31/98                      1  YEAR        5  YEAR       INCEPTION

U.S. Government
  Income Fund       A Shares1<F79>
                    B Shares2<F80>          N/A           N/A
Lehman Brothers
Government/Corporate Total Index3<F81>
Lipper U.S. Government Fund Avg.4<F82>

The fund's past performance is not necessarily an indication of how the fund will perform in the future.

  1<F79>  A Shares commenced operations on January 5, 1993.
  2<F80>  B Shares commenced operations on March 31, 1998.
  3<F81>  Lehman Brothers Government/Corporate Total Index is an unmanaged

  4<F82> The Lipper U.S. Government Fund Average shows the performance of a category of mutual funds with similar goals.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)               CLASS A     CLASS B

Maximum Sales Charge on Purchases
 (as a percentage of offering price)                       3.50%       None
Maximum Deferred Sales Charge1<F83>                         None      5.00%
Maximum Sales Charge on
  Reinvested Dividends                                      None       None
Redemption Fee                                              None       None

ESTIMATED ANNUAL OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

Investment Management Fees                                 0.60%      0.60%
Rule 12b-1 Fees2<F84>                                       None       None
Other Expenses                                             0.33%      0.33%
Shareholder Servicing Fee3<F85>                            0.25%      0.25%
Total Fund Operating Expenses                              1.18%      1.18%

  1<F83> The contingent deferred sales change is 5.00% in the first year, declining to 1.00% in the fifth year and 0.00% thereafter. See "Price of Shares."
  2<F84> Currently, class A and B shares of the fund are not paying or accruing Rule 12b-1 fees. The classes can pay up to 0.25% of average daily net assets as a Rule 12b-1 fee to the distributor if a Y class of shares is created.
  3<F85> A shares and B shares can pay up to 0.25% of average daily net assets as a shareholder servicing fee; however, the A shares and B shares plan to limit the shareholder servicing fee to 0.05% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2.Your investment has a 5% return each year, and 3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A                $440       $640         $850       $1,450
CLASS B                $620       $630         $640       $1,140

If you did not redeem your shares, you would pay the following expenses:

                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A                $580       $840       $1,130       $1,950
CLASS B                 $90       $300         $510       $1,140
Class descriptions are on page 14.

THE STELLAR INSURED TAX-FREE BOND FUND

INVESTMENT GOAL

THE STELLAR INSURED TAX-FREE BOND FUND seeks to provide current income exempt from federal income tax by primarily purchasing insured municipal bonds.

INVESTMENT POLICIES AND PORTFOLIO SECURITIES

Under normal circumstances, the fund invests its assets so that at least 80% of its annual interest income is exempt from federal income tax (including federal alternative minimum tax). Usually, at least 65% of the value of the fund's assets are invested in municipal securities that are insured as to timely payment. All taxexempt interest income earned by the fund will remain Tax-Free when it is distributed to you.

Municipal securities are debt obligations issued by or on behalf of the states, territories and other possessions of the United States that have income exempt from federal income tax. If you are subject to alternative minimum tax (AMT), you may be required to pay AMT if the fund invests in securities subject to AMT. However, no more than 20% of the fund's income will be subject to AMT.

Municipal securities are generally issued to finance public works, such as:

 o airports
 o highways
 o mass transportation projects
 o bridges
 o housing
 o water and sewer works
 o hospitals
 o schools
 o streets

Municipal securities are also issued to:

 o repay outstanding obligations
 o raise funds for general operating expenses
 o make loans to other public institutions and facilities

EXAMPLES OF MUNICIPAL SECURITIES

 o tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues
 o bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds
 o municipal commercial paper and other short-term notes
 o variable rate demand notes
 o municipal bonds and leases
 o construction loan notes insured by the Federal Housing Administration and financed by the Federal or Government National Mortgage Associations
 o participation interests in any of the above

The fund's investment adviser looks for certain qualities when investing in municipal securities. These include:

1.rated investment grade, or in other words, rated within the four highest rating categories by a nationally recognized statistical rating organization (NRSRO) such as Aaa, Aa, A or Baa by Moody's Investors Service, Inc. or AAA, AA, A, or BBB by Standard and Poor's, Fitch IBCA, Inc. or Duff & Phelps Credit Rating Co.;
2.insured by a municipal bond insurance company which is in the top rating category by an NRSRO;
3.guaranteed at the time of purchase by the U.S. government as to the payment of principal and interest;
4.fully collateralized by an escrow of U.S. government securities; or 5.determined to be of comparable quality to the above rating categories by the fund's adviser if the security is unrated.

The municipal securities purchased by the fund are covered by insurance which guarantees the timely payment of principal at maturity and interest on the securities. These insured municipal securities are either: (1) covered by an insurance policy applicable to a particular security, or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the fund.

The fund will require or obtain municipal bond insurance when it purchases municipal securities that are not up to the fund's quality standards. The fund may also require or obtain municipal bond insurance for specific municipal securities held or purchased if the insurance would benefit the fund by improving the portfolio quality, for example.

When selling securities, the adviser considers three factors: (1) Have the objectives of the fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the adviser's outlook changed? If the adviser can answer each question positively, then the adviser will sell the securities.

PARTICIPATION INTERESTS   The fund may purchase interests in municipal
securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. The fund invests in these sorts of participation interests in order to obtain credit enhancement or demand features that would not be available by directly owning the underlying municipal securities. Credit enhanced securities are investments backed by a guaranty, letter of credit, or insurance. They ensure that participation interests are of high quality.

VARIABLE RATE MUNICIPAL SECURITIES   The fund may invest in variable rate
municipal securities (i.e., securities that have variable or floating interest rates). These securities provide the fund with the right to tender the securities for repurchase at the stated principal amount plus accrued interest. These securities usually bear interest at a rate that allow the securities to trade at par. Most variable rate municipal securities allow the fund to demand the repurchase of the security on not more than 7 days' notice. Other variable rate municipal securities do not have this demand feature or the demand feature is longer than 7 days. Those securities may be considered illiquid. The adviser will use the above quality standards to buy variable rate municipal securities.

MUNICIPAL LEASES   The fund may also invest in municipal leases (i.e.,
obligations issued by state and local governments to finance the acquisition of equipment and facilities). Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest. Municipal leases may be considered illiquid.

INDUSTRIAL DEVELOPMENT BONDS   The fund also invests in industrial development
bonds, another type of municipal security, issued by or on behalf of public authorities. IDBs are used to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. Subject to certain restrictions, the fund may invest more than 25% of its assets in various IDBs.

INVESTMENT RISKS

MUNICIPAL SECURITIES The yield of municipal securities depends on a variety of factors. The investment adviser must consider the general conditions of the money market and the taxable and municipal securities markets. The adviser must also weigh the size of the particular offering, the maturity of the obligations and the rating of the issue. The ability of the fund to achieve its investment objective also depends on the ability of the issuers of the municipal securities and demand features, or the credit enhancers of either to continue to meet their obligations for the payment of interest and principal when due. Further, any adverse economic conditions or developments affecting the states or municipalities could negatively impact the fund's portfolio.

FIXED-INCOME SECURITIES   Prices of fixedincome securities fluctuate inversely
to the direction of interest rates. The prices of longerterm fixedincome securities fluctuate even more widely in response to market interest rate changes.

TEMPORARY INVESTMENTS   The fund may invest up to 100% of its assets in
taxexempt or taxable short-term temporary investments to respond to adverse market, economic, political or other conditions. These temporary investments include taxexempt variable and floating rate demand notes, temporary municipal securities, U.S. obligations, etc. Although the fund is permitted to make taxable, temporary investments, the adviser currently does not intend to generate income subject to federal regular income tax. There are no applicable rating requirements to temporary investments with the exception of temporary municipal securities. Those securities are subject to the same rating requirements as all other municipal securities in which the fund invests. However, for other temporary investments, the adviser will have to determine whether the securities are of comparable quality to the rated securities before investing. To the extent the fund invests in such temporary investments, the fund may not achieve its investment objective.

The Statement of Additional Information contains more information about the fund and the types of securities in which it may invest.

                                PAST PERFORMANCE

The bar chart and table below illustrate the variability of THE STELLAR INSURED TAX-FREE BOND FUND'S returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for one year and since the fund's inception compare with those of a broad measure of market performance.

The Stellar Insured Tax-Free Bond Fund - A Shares
1997                                6.91%
1998

Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

BEST QUARTER:  Q    199        %
WORST QUARTER: Q    199        %

AVERAGE ANNUAL TOTAL RETURN                                          SINCE
THROUGH 12/31/98                            1  YEAR                INCEPTION
The Stellar Insured Tax-Free
  Bond Fund              A Shares1<F86>
Lehman Brothers Ten Year Insured
  Bond Index2<F87>
Lipper Municipal Bond
  Fund Average3<F88>

The fund's past performance is not necessarily an indication of how the fund will perform in the future.

   1<F86> A Shares commenced operations on December 30, 1996
   2<F87> The Lehman Brothers Ten Year Insured Bond Index is an unmanaged index of
   3<F88> The Lipper Municipal Bond Fund Average shows the performance of a category of mutual funds with similar goals.

                                 FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           CLASS A

Maximum Sales Charge on Purchases
(as a percentage of offering price)                                   4.50%
Maximum Deferred Sales Charge                                          None
Maximum Sales Charge on Reinvested Dividends                           None
Redemption Fee                                                         None

ESTIMATED ANNUAL OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

Investment Management Fees1<F89>                                      0.75%
Rule 12b-1 Fees2<F90>                                                  None
Other Expenses                                                        0.29%
Shareholder Servicing Fee3<F91>                                       0.25%
Total Fund Operating Expenses                                         2.08%

   1<F89> The amount shown indicates the maximum fee the investment adviser can charge. The fund's investment adviser voluntarily waives a portion of the investment management fee each year. The adviser can terminate this voluntary waiver at any time. With the waiver for the year ended November 30, 1998, the management fee was actually 0.50%.
   2<F90> Currently, class A shares of the fund is not paying or accruing Rule
          12b-1 fees. The class can pay up to 0.25% of average daily net assets as a Rule 12b-1 fee to the distributor if a Y class of shares is created.
   3<F91> The fund can pay up to 0.25% of average daily net assets as a shareholder servicing fee; however, the fund plans to limit the shareholder servicing fee to 0.05% of average daily net assets.

EXAMPLE The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

1.You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2.Your investment has a 5% return each year, and 3.The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A                $530       $690         $870       $1,380

Class descriptions are on page 14.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The investment adviser for the funds is Firstar Bank, N.A. The adviser is located at 425 Walnut Street, Cincinnati, Ohio 45202. The investment decisions made by Firstar Bank are subject to direction of the funds' board of trustees. (The Statement of Additional Information contains more information regarding the board of trustees.) The adviser conducts investment research and supervision for the funds and is responsible for the purchase and sale of securities for the funds' portfolios. The adviser receives an annual fee from each fund for its services as follows:

The Stellar Insured Tax-Free Bond Fund                             0.75%
U.S. Government Income Fund                                        0.60%
Strategic Income Fund                                              0.95%

The amounts shown represent a percentage of each fund's average daily net assets.

The adviser was wholly owned by StarBanc Corporation until November 20, 1998 when StarBanc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name and Firstar Corporation is now the parent company of the adviser. Firstar Bank, N.A. was known as Star Bank, N.A. prior to the merger.

The merger has produced no significant changes to the management of the Adviser. Together, the two banks have become the 21st largest bank in the United States and have blended an expertise of trust administration and investments together with extensive knowledge in the mutual fund industry.

Firstar Bank manages trust funds and collective investment funds having a market
value in excess of $     billion.  As part of its regular banking operations,
Firstar Bank may make loans to public companies. As a result, it may be possible for the funds to hold or acquire securities of companies that are also lending clients of Firstar Bank. The lending relationship will not be a factor in the selection of securities.

PORTFOLIO MANAGERS

References to Firstar Bank may refer to what was formerly known as "Star Bank."

KIRK F. MENTZER, a Vice-President and Director of Fixed Income Research for the Capital Management Division of Firstar Bank since 1992, has been employed by Firstar Bank in various capacities since 1989. Mr. Mentzer has managed the U.S. GOVERNMENT INCOME FUND since its inception. He has also managed the domestic and structured fixed income components of STRATEGIC INCOME FUND since its inception and the cash equivalent components of the Firstar Stellar funds (formerly the Star Funds) since June 1998. Mr. Mentzer earned a Bachelor of Business Administration degree in Finance from the University of Cincinnati and a Masters degree in Finance from Xavier University.

PETER SORRENTINO, CFA, is Vice President and Director of Portfolio Management and Research for the Capital Management Division of Firstar Bank. Mr. Sorrentino has managed the domestic equity component of STRATEGIC INCOME FUND since January 1996. Prior to joining Firstar Bank in 1996, Mr. Sorrentino served as Regional Director of Portfolio Management for Banc One Investment Advisors since 1987. Mr. Sorrentino earned a Bachelor of Business Administration Degree in Finance and Accounting from the University of Cincinnati. He also earned the Chartered Financial Analyst designation.

WARREN D. PIERSON, CFA, is a senior portfolio manager at Firstar Bank. Mr. Pierson manages THE STELLAR INSURED TAX-FREE BOND FUND. He joined Firstar in 1985 and has over 14 years of fixed-income experience at Firstar. Mr. Pierson earned his Bachelor of Arts degree at Lawrence University and became a Chartered Financial Analyst in 1990. FUND ADMINISTRATION, FUND ACCOUNTING, DIVIDEND DISBURSEMENT, AND CUSTODY SERVICES

Firstar Mutual Fund Services, LLC, an affiliate of the adviser, provides administrative, accounting and shareholder services to the Firstar Stellar Funds and is located in Milwaukee, Wisconsin. Firstar Bank, N.A., the funds' investment adviser, also serves as custodian and transfer agent for the funds.

DISTRIBUTION OF SHARES

DISTRIBUTOR

B.C. Ziegler and Company, Inc. is the distributor for shares of the funds. B.C. Ziegler is based in Milwaukee, Wisconsin and is the distributor for a number of investment companies around the country.

12B-1 PLAN

The funds have adopted a Rule 12b-1 Plan under the Investment Company Act of 1940. Under the Rule 12b-1 Plan, class A and B shares may pay up to an annual rate of 0.25% of the average daily net asset value of shares to B.C. Ziegler. B.C. Ziegler uses this fee to finance activities that promote the sale of the funds' shares. Currently, none of the bond funds are paying or accruing Rule 12b-1 fees. These funds will only start paying the Rule 12b-1 fee when a "Y" class of shares is created in the fund. Whenever B.C. Ziegler deems it appropriate, B.C. Ziegler may, from time to time, voluntarily reduce its compensation under the Rule 12b-1 Plan to the extent expenses of the shares exceed a certain limit. Rule 12b-1 fees are paid out of fund assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

B.C. Ziegler may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers and broker/dealers as agents to provide sales or administrative services for their clients or customers who beneficially own shares of the funds. Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers.
B.C. Ziegler will determine the schedule of such fees and the basis upon which such fees will be paid.

DESCRIPTION OF CLASSES

CLASS A SHARES

Class A shares are regular retail shares and may be purchased by individuals or IRAs. With class A shares, you pay a sales charge when you invest. Certain class A shares may also impose a Rule 12b-1 fee (as discussed above) which is assessed against the shares of the fund, although none currently do. Currently, THE STELLAR INSURED TAX-FREE BOND FUND and the U.S. GOVERNMENT INCOME FUND sell class A shares. For more information on the sales charges, see "Price of Shares."

CLASS B SHARES

Class B shares are regular retail shares and may be purchased by individuals or IRAs. With class B shares, a sales charge may be imposed if you redeem your shares within a certain time period. If you redeem your class B shares within five full years of the date you purchased, a contingent deferred sales charge
(CDSC) may be charged by the funds' distributor. Certain class B shares may also impose a Rule 12b-1 fee (as discussed above) which is assessed against the shares of the fund, although none currently do. Currently, THE U.S. GOVERNMENT INCOME FUND and the STRATEGIC INCOME FUND offer class B shares. For more information on the CDSC, see "Price of Shares."

THE PRICE OF SHARES

HOW NAV IS DETERMINED

                                     NAV =
                              Assets - Liabilities
                              --------------------
                              # outstanding shares

The net asset value (NAV) is calculated by taking the value of the fund's assets, including interest on dividends accrued, but not yet collected, less all liabilities and dividing the result by the number of shares outstanding. The net asset value for each fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on:

 o days on which there are insignificant changes in the value of a fund's portfolio securities to materially affect the net asset value
 o days during which no shares are purchased or redeemed
 o the following holidays

o New Year's Day                    o Good Friday           o Labor Day
o Martin Luther King Jr.' s Day     o Memorial Day          o Thanksgiving Day
o Presidents' Day                   o Independence Day      o Christmas Day

WHAT SHARES COST -- CLASS A SHARES

If you purchase class A shares of THE STELLAR INSURED TAX-FREE BOND Fund, you will pay the net asset value next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment:

             AMOUNT OF            SALES CHARGE AS         SALES CHARGE AS
            TRANSACTION             A PERCENTAGE            A PERCENTAGE
                                     OF PUBLIC             OF NET AMOUNT
                                   OFFERING PRICE             INVESTED
LESS THAN $100,000                        4.50%                  4.71%
$100,000  -  $249,999.99                  3.75%                  3.90%
$250,000  -  $499,999.99                  2.50%                  2.56%
$500,000  -  $749,999.99                  2.00%                  2.04%
$750,000  -  $999,999.99                  1.00%                  1.01%
$1 MILLION  +                             0.25%                  0.25%

If you purchase class A shares of the U.S. GOVERNMENT INCOME FUND, you will pay the net asset value next determined after your order is received plus a sales charge as follows:

             AMOUNT OF            SALES CHARGE AS         SALES CHARGE AS
            TRANSACTION             A PERCENTAGE            A PERCENTAGE
                                     OF PUBLIC             OF NET AMOUNT
                                   OFFERING PRICE             INVESTED
LESS THAN $100,000                        3.50%                  3.62%
$100,000  -  $249,999.99                  3.00%                  3.09%
$250,000  -  $499,999.99                  2.00%                  2.04%
$500,000  -  $999,999                     1.50%                  1.52%
$1 MILLION  +                             0.00%                  0.00%

NOTE: These sales charges are not imposed on shares purchased with reinvested dividends. See the SAI for ways you can reduce these sales charges.

The following persons will not have to pay a sales charge on class A shares:

 o Employees and retired employees of Firstar Bank (or Star Bank), or their affiliates and members of their families (including parents, grandparents, siblings, spouses, children, and in-laws) of such employees or retired employees;
 o FirstarTrust customers of Firstar Corporation and its subsidiaries; and
 o nontrust customers of financial advisers

WHAT SHARES COST -- CLASS B SHARES

If you purchase class B shares of the U.S. GOVERNMENT INCOME FUND or the STRATEGIC INCOME FUND, you will pay the NAV next determined after your order is received. There is no sales charge on this class at the time you purchase your shares. However, there is a contingent deferred sales charge (CDSC) on Class B shares at the time you redeem. Any applicable CDSC will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption in the amount indicated by the table below:

               YEAR OF REDEMPTION           CONTINGENT DEFERRED
                 AFTER PURCHASE                 SALES CHARGE

                      Year 1                        5.00%
                      Year 2                        4.00%
                      Year 3                        3.00%
                      Year 4                        2.00%
                      Year 5                        1.00%
                      Year 6                        0.00%

The SAI gives more information on how to eliminate the CDSC.

In computing the amount of CDSC you could be charged, redemptions are deemed to have occurred in the following order:

1.shares of the fund you purchased by reinvesting your dividends and longterm capital gains
2.shares of a fund you held for more than five full years from the date of purchase
3.shares of a fund you held for fewer than five full years on a firstin, firstout basis

A redemption made under the Automatic Withdrawal Plan (see "Selling Shares") will not be assessed CDSC as long as it does not amount to more than 10% of your initial balance. CDSC is also not charged on:

 o shares purchased by reinvesting your dividends or distributions of short or longterm capital gains
 o shares held for more than five full years after purchase
 o redemptions made following death or disability (as defined by the IRS)
 o redemptions made as minimum required distributions under an IRA or other
 o retirement plan to a shareholder who is 701/2 years old or older
 o redemptions made in shareholder accounts that do not have the required minimum balance

PURCHASING SHARES

OPENING AN ACCOUNT

To open an account, first determine if you are buying class A or B shares (see page 14 for class descriptions.) The minimum initial investment amounts for each fund are as follows:

     Class A and B Shares
     -------------------
 o $1,000 for individuals
 o $500 for Education IRA customers
 o $25 for Firstar Bank Connections Group Banking customers and Firstar Bank Employees, members of their immediate family and participants in the Firstar Bank Student Finance 101 Program who establish a systematic investment program and persons contributing to SIMPLE IRAs.

Additional investments may be made in any amount.

METHODS OF BUYING

                     TO OPEN AN ACCOUNT         TO ADD TO AN ACCOUNT
BY TELEPHONE         Call Firstar Stellar       Call Firstar Stellar Funds
(Firstar Bank        Funds at                   at 1-800-677-FUND to
customers only)      1-800-677-FUND             place the order.  (Note:
                     to place the order.        For security reasons,
                     (Note: For security        requests by telephone
                     reasons, requests by       may be recorded.)
                     telephone may be
                     recorded.)

BY MAIL              Make your check            Fill out the investment
                     payable to "Firstar        stub from an account
                     Stellar Funds."            statement, or indicate the
                     Forward the check          fund name and account number
                     and your application       on your check.  Make your
                     to the address below.      check payable to "Firstar
                                                Stellar Funds." Forward the
                                                check and stub to the address
                                                below.

BY FEDERAL           Forward your               Call Firstar Stellar Funds
FUNDS WIRE           application to Firstar     at 1-800-677-FUND to notify
                     Stellar Funds at the       of incoming wire.  Use the
                     address below.  Call       following instructions:
                     1-800-677-FUND to
                     obtain an account          Firstar Bank, N.A.
                     number.  Wire funds        Milwaukee, WI  53202
                     using the instructions     ABA #: 075000022
                     to the right.              Credit:  Firstar Mutual
                                                  Fund Services, LLC
                                                Account #:  112-952-137
                                                Further Credit:
                                                  (name of fund,share class)
                                                (name/title on the account)
                                                (account #)

AUTOMATIC           Open a fund account with    If you didn't set up an
INVESTMENT          one of the other            automatic investment plan
PLAN                methods. If by mail, be     with your original
                    sure to include your        application, call Firstar
                    checking account number     Stellar Funds at
                    on the appropriate          1-800-677-FUND.  Additional
                    section of your             investments (minimum of $25
                    application.                per period) will be taken
                                                automatically monthly or
                                                quarterly from your checking
                                                account.

THROUGH             To purchase shares for      To purchase shares for another
SHAREHOLDER         another investor, call      investor, call Firstar Stellar
SERVICE             Firstar Stellar Funds       Funds at 1-800-677-FUND.
ORGANIZATIONS       at 1-800-677-FUND.

BY EXCHANGE         Call 1-800-677-FUND         Call 1-800-677-FUND to
                    to obtain exchange          obtain exchange information.
                    information.  See           See page 18.
                    page 18.

ADDRESS FOR FIRSTAR STELLAR FUNDS

You should use the following addresses when sending documents by mail or by overnight delivery:

BY MAIL                                   BY OVERNIGHT DELIVERY
-------                                   ---------------------
Firstar Stellar Funds                     Firstar Stellar Funds
c/o Firstar Mutual                        c/o Firstar Mutual Fund
      Fund Services, LLC                        Services, LLC
P.O. Box 701                              615 E. Michigan Street, Third Floor
Milwaukee, Wisconsin  53201-0701          Milwaukee, Wisconsin  53202

NOTE: The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at Firstar Mutual Fund Services, LLC's post office box of purchase applications or redemption requests do not constitute receipt by Firstar Mutual Fund Services, LLC or the funds.

RECEIPT OF ORDERS

Shares may only be purchased on days the New York Stock Exchange and the Federal Reserve wire system are open for business. Your order will be considered received after your check is converted into federal funds and received by Firstar Bank (usually the next business day). If you are paying with federal funds (wire), your order will be considered received when Firstar Bank receives the federal funds.

TIMING OF REQUESTS

All requests received in good order by Firstar Bank before 3:30 p.m. (Eastern time) will be executed on that same day. Requests received after 3:30 p.m. will be processed on the next business day.

EXCHANGING SHARES

You can exchange shares between the Firstar Stellar Funds within the same class. You also may exchange class C shares (noload money market funds) for class A or B shares of any Firstar Stellar Fund. However, you may not exchange shares from class B to class C and then to class A.

Exercising the exchange privilege is really two transactions: a sale of one fund and the purchase of another.

Exercising the exchange privilege is really two transactions: a sale of one fund and the purchase of another. The same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Keep in mind that some funds may have higher sales charges then other funds and you may have to pay the difference in fee. Exchanges also have the same tax consequence as ordinary sales and purchases and you could realize short or longterm capital gains or losses. Generally, exchanges may only be made between identically registered accounts unless you send written instructions with a signature guarantee.

The SAI contains more information on exchanges. You may also call 1-800-677-FUND to learn more about exchanges and Firstar Funds.

SELLING SHARES

METHODS OF SELLING
                         TO SELL SOME OR ALL OF YOUR SHARES
BY TELEPHONE             Call Firstar Stellar Funds at 1-800-677-FUND to sell
                         any amount of shares.
                         (NOTE: For security reasons, requests by telephone may be recorded.)

BY MAIL Send a letter instructing the Firstar Stellar Funds to redeem the amount you wish. The letter should contain the fund's name, the account number, and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders sign the letter. If your account is an IRA, signatures must be guaranteed.

BY FEDERAL FUNDS WIRE    Call Firstar Stellar Funds at 1-800-677-FUND to request
                         the amount of money you want. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.

AUTOMATIC                Call Firstar Stellar Funds at 1-800-677-FUND
WITHDRAWAL PLAN          to arrange for regular monthly or quarterly fixed
                         withdrawal payments. The minimum payment you may receive is $25 per period. Note that this plan may deplete your investment and affect your income or yield. Also, it isn't wise to make purchases of class
                         A or B shares while participating in this plan because of the sales charges.

SHAREHOLDER              Consult your account agreement for
SERVICE ORGANIZATION     information on redeeming shares.

BY EXCHANGE              Call 1-800-677-FUND to obtain exchange information.
                         See page 18.

WHEN REDEMPTION PROCEEDS ARE SENT TO YOU

When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

 o the name of the fund
 o the number of shares or the dollar amount of shares to be redeemed
 o signatures of all registered shareholders exactly as the shares are registered (guaranteed for IRAs)
 o the account registration number

Your shares may only be redeemed on days on which the funds compute their net asset value. Your redemption requests cannot be processed on days the New York Stock Exchange is closed or on federal holidays which restrict wire transfers.

All requests received in good order by Firstar Stellar Funds before 3:30 p.m. (Eastern time), will normally be wired to the bank you indicate or mailed on the following day to the address of record. In no event will proceeds be wired or a check mailed more than 7 days after Firstar receives a proper redemption request.

If you purchase shares using a check and soon after request a redemption, Firstar Stellar Funds will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

VALUE OF SHARES SOLD

Your shares will be redeemed at the net asset value next determined after Firstar Stellar Funds receives your redemption request. In the case of class B shares, the applicable contingent deferred sales charge will be subtracted from your redemption amount or your account balance, per your instructions.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, Firstar Stellar Funds may mail you a notice if your account falls below $1,000 requesting that you bring the account back up to $1,000 or close it out. If you do not respond to the request within 30 days, Firstar Stellar Funds may close the account on your behalf and send you the proceeds. If you have an account through a Shareholder Service Organization, consult your account agreement for information on accounts with low balances.

SIGNATURE GUARANTEES

You will need your signature guaranteed if:

 o you are redeeming shares from an IRA account
 o you request a redemption to be made payable to a person not on record with the funds, or
 o you request that a redemption be mailed to an address other than that on
 o record with the funds

You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions.

DIVIDENDS CAPITAL GAINS DISTRIBUTIONS, AND TAXES

DIVIDENDS AND CAPITAL GAINS

THE STELLAR INSURED TAX-FREE BOND FUND and the STRATEGIC INCOME FUND declare and pay dividends on a monthly basis. The U.S. GOVERNMENT INCOME FUND declares dividends on a daily basis, but pays dividends on a monthly basis.

Unless you provide a written request to receive payments in cash, your dividends will automatically be reinvested in additional shares of the fund. Dividends paid in cash will be mailed to you via the U.S. Postal Service. Keep in mind, undeliverable checks or checks not deposited within six months will be reinvested in additional shares of the fund at the then current net asset value. Dividends paid in cash or in additional shares are treated the same for tax purposes.

If any of the funds realize capital gains, they will be distributed once every 12 months.

TAX INFORMATION
The funds will pay no federal income tax because they expect to meet certain Internal Revenue Code requirements. The funds will be treated as single, separate entities for federal income tax purposes so that income (including capital gains, if any) and losses realized by one fund will not be combined for tax purposes with those realized by the other funds. The funds will provide you with detailed tax information for reporting purposes. You should consult your own tax adviser regarding tax consequences under your state and local laws.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. All dividends paid by the funds and distributions of net realized short-term capital gains are taxable on ordinary income. Distributions paid by a fund from net realized longterm capital gains are taxable as a capital gain. The capital gain holding period and the applicable tax rate is determined by the length of time a fund has held the security and not the length of time that you have held shares in the fund. The funds expect that, because of their investment objectives, distributions will consist primarily of ordinary income. Each fund will provide you with detailed tax information for reporting purposes.

An exchange is not a Tax-Free transaction. An exchange of shares pursuant to the funds' exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.

You should consult your own tax advisers regarding the status of your accounts under state and local tax laws.

ADDITIONAL TAX INFORMATION -- THE STELLAR INSURED TAX-FREE BOND FUND

If you are a shareholder THE STELLAR INSURED TAX-FREE BOND FUND, you are not required to pay federal regular income tax on any dividends you receive from the fund that represent net interest on taxexempt municipal bonds. However, shareholders of the fund may be required to pay federal alternative minimum taxes on dividends representing net interest earned on some municipal bonds.

The alternative minimum tax (AMT) applies when it exceeds the regular tax for the taxable year. AMT is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax. The Tax Reform Act of 1986 treats interest on certain private activity bonds as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds that finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties.

The fund is permitted to purchase all types of municipal bonds, including private activity bonds. As a result, if the fund purchases any private activity bonds, a portion of the fund's dividends may be treated as a tax preference item.

Dividends of the fund representing net income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. Dividends are treated the same for tax purposes whether they are received in cash or as additional shares.

FINANCIAL HIGHLIGHTS

The financial highlights tables set forth below are intended to help you understand the funds' financial performance for the past 5 years or for the funds' period of operations, as the case may be. Most of the information reflects financial results with respect to a single fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the funds' annual report, which is available upon request.

THE STELLAR INSURED TAX-FREE BOND FUND1<F92>
(Class A Shares)                           Year ended November 30
                                            1998        1997
-----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.00
-----------------------------------------------------------------
Income from investment operations
    Net investment income                               0.44
    Net realized and
      unrealized gain (loss)                            0.24
    Total from investment operations                    0.68
Less distributions
    Distributions from
      net investment income                            (0.43)
    Total distributions                                (0.43)
-----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $10.25
-----------------------------------------------------------------
Total return2<F93>                                     6.91%
Ratios & Supplemental data
    Actual net assets,
     end of period
    (000's omitted)                                 $128,591
    Ratio of Expenses to
      Average Net Assets                               0.79%3<F94>
    Ratio of Net Income to
      Average Net Assets                               4.66%3<F94>
    Expense waiver/reimbursement4<F95>                 0.25%3<F94>
    Portfolio Turnover Rate                              15%
  1<F92> The date of initial public investment for class A shares was December 30, 1996.
  2<F93> Based on net asset value, which does not reflect the sales charge, if applicable.
  3<F94>  Annualized.
  4<F95> This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

U.S. GOVERNMENT INCOME FUND1<F96>
(Class A Shares)                                             Year ended November 30
                                        1998       1997         1996        1995        1994
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,
     BEGINNING OF PERIOD                           $9.83         $9.98       $9.24      $10.25
-----------------------------------------------------------------------------------------------
Income from investment
  operations
     Net investment income                          0.57          0.57        0.60        0.55
Net realized and
       unrealized gain (loss)                       0.04         (0.15)       0.74       (0.90)
     Total from investment
       operations                                   0.61          0.42        1.34       (0.35)
Less distributions
     Distributions from
       net investment income                       (0.57)         (0.57)     (0.60)      (0.55)
     Distributions from
       net realized gain                                                                 (0.11)
     Total distributions                           (0.57)         (0.57)     (0.60)      (0.66)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,
       END OF PERIOD                               $9.87         $9.83       $9.98       $9.24
-----------------------------------------------------------------------------------------------
Total return2<F97>                                 6.46%         4.46%      14.90%     (3.53)%
Ratios & Supplemental data
     Actual net assets,
       end of period
       (000's omitted)                          $137,445      $138,874    $109,666     $87,924
     Ratio of Expenses to
       Average Net Assets                          0.89%         0.92%       0.92%       0.97%
     Ratio of Net Income to
       Average Net Assets                          5.88%         5.88%       6.23%       5.87%
     Expense waiver/
       reimbursement4<F99>                                                               0.03%
     Portfolio Turnover Rate                        140%          158%        236%        148%

  1<F96> The date of initial public investment for class A shares was January 5, 1993. For the period from November 30, 1992 (start of business) to January 4, 1993, all income was distributed to Federated Services Corp., the administrator at the time.
  2<F97> Based on net asset value, which does not reflect the sales charge, if applicable.
  3<F98>  Annualized.
  4<F99> This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

U.S. GOVERNMENT INCOME FUND1<F1>
(Class B Shares)                                 Year ended November 30
                                                          1998
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
-----------------------------------------------------------------------
Income from investment operations
   Net investment income
   Net realized and
     unrealized gain (loss)
   Total from investment operations
Less distributions
   Distributions from
     net investment income
   Total distributions
-----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD
-----------------------------------------------------------------------
Total return2<F2>
Ratios & Supplemental data
   Actual net assets,
     end of period
     (000's omitted)
   Ratio of Expenses to
     Average Net Assets
   Ratio of Net Income
     to Average Net Assets
   Portfolio Turnover Rate

   1<F1> The date of initial public investment for class B shares was March 31, 1998.
   2<F2> Based on net asset value, which does not reflect the contingent deferred sales charge, if applicable.
   3<F3>  Annualized.

Strategic Income Fund1<F4>
(Class B Shares)                      Year ended November 30
                                 1998     1997       1996      1995
----------------------------------------------------------------------
Net asset value,
    beginning of period                  $10.50     $10.53    $10.00
----------------------------------------------------------------------
Income from investment
      operations
    Net investment income                  0.73       0.73      0.69
    Net realized and
     unrealized gain (loss)                0.18      (0.04)     0.55
    Total from
      investment operations                0.91       0.69      1.24
Less distributions
    Distributions from
      net investment income              (0.74)      (0.72)    (0.67)
    Distributions from
      net realized gain                                        (0.04)
    Total distributions                  (0.74)      (0.72)    (0.71)
----------------------------------------------------------------------
NET ASSET VALUE,
    END OF PERIOD                        $10.67     $10.50    $10.53
----------------------------------------------------------------------
Total return2<F5>                         9.02%      6.99%    12.71%
Ratios & Supplemental data
    Actual net assets,
      end of period
      (000's omitted)                  $179,413   $110,775   $47,513
    Ratio of Expenses to
      Average Net Assets                  1.26%      1.36%     1.47%3<F6>
    Ratio of Net Income to
      Average Net Assets                  7.13%      7.26%     7.41%3<F6>
    Expense waiver/
      reimbursement4<F7>                                       0.10%3<F6>
    Portfolio Turnover Rate                142%       201%      258%

   1<F4> The date of initial public investment for class B shares was December 12, 1994.
   2<F5> Based on net asset value, which does not reflect the contingent deferred sales charge, if applicable.
   3<F6>  Annualized.
   4<F7> This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

YEAR 2000 ISSUE

Like all financial service providers, the funds' investment adviser, the distributor and other third parties utilize systems that may be affected by year 2000 transition issues. The services provided to you and the funds by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although there can be no assurance at this time that there will be no adverse impact on the funds, the funds' service providers have advised the funds that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The funds' service providers expect that their systems, and those of other parties they deal with, will be adapted in time for that event. However, there can be no assurance that the computer systems of the companies in which the funds invest will be timely converted or that the value of such investments will not be adversely affected by the year 2000 issue.

      FIRSTAR STELLAR         TREASURY FUND
           FUNDS              TAX-FREE MONEY MARKET FUND
                              OHIO TAX-FREE MONEY MARKET FUND
                              GROWTH EQUITY FUND
                              RELATIVE VALUE FUND
                              THE STELLAR FUND
                              CAPITAL APPRECIATION FUND
                              INTERNATIONAL EQUITY FUND
                              STRATEGIC INCOME FUND
                              U.S. GOVERNMENT INCOME FUND
                              THE STELLAR INSURED TAX-FREE BOND FUND

FOR MORE INFORMATION

YOU MAY OBTAIN THE FOLLOWING AND OTHER INFORMATION ON THE FIRSTAR STELLAR FUNDS FREE OF CHARGE:

o Annual and Semi-Annual Reports to Shareholders
  The annual and semi-annual reports provide the funds' most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the funds' performances during the last fiscal year.

o Statement of Additional Information (SAI) dated March 31, 1999
  The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the funds' policies and management.

TO RECEIVE ANY OF THESE DOCUMENTS OR PROSPECTUSES ON THE OTHER FIRSTAR STELLAR
FUNDS:

BY TELEPHONE
1-800-677-FUND

BY MAIL:
Firstar Stellar Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

ON THE INTERNET:
Text only versions of fund documents can be viewed online or downloaded from:
HTTP://WWW.SEC.GOV

You may review and obtain copies of fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Copies of the information may be obtained for a fee by writing the Public Reference Section, Washington, D.C. 20549-6009.

Investment Company Act File # 811-05762

FIRSTAR STELLAR FUNDS

STATEMENT OF ADDITIONAL INFORMATION

March 31, 1999







MONEY MARKET FUNDS
Treasury Fund
Tax-Free Money Market Fund
Ohio Tax-Free Money Market Fund

STOCK FUNDS
The Stellar Fund
Relative Value Fund
Growth Equity Fund
Capital Appreciation Fund
International Equity Fund

BOND FUNDS
The Stellar Insured Tax-Free Bond Fund
U.S. Government Income Fund
Strategic Income Fund

This Statement of Additional Information is not a prospectus and should be read together with the prospectuses of the Money Market Funds, Stock Funds and Bond Funds of the Firstar Stellar Funds dated March 31, 1999. To receive a copy of the prospectuses, write to Firstar Stellar Funds or call 1-800-677-FUND.

FIRSTAR STELLAR FUNDS
C/O FIRSTAR MUTUAL FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WISCONSIN  53201-0701

                               TABLE OF CONTENTS
General Information about Firstar Stellar Funds                              3
Description of the Funds                                                     3
The Fundsi Investments and Risks                                             4
Regulatory Information about the Money Market Funds                         27
More Information about the Ohio Tax-Free Money Market Fund                  27
More Information about the International Equity Fund                        28
The Funds'Investment Limitations                                            37
Temporary Investment                                                        43
Portfolio Turnover Rates                                                    44
Management of the Funds                                                     45
Control Persons and Principle Holders of Securities                          7
Investment Advisory Services                                                48
Principal Underwriter and Brokerage Transactions                            49
Distribution (Rule 12b-1) Plan                                              50
Administrator Services                                                      51
Custodian                                                                   52
Capital Stock                                                               52
Determining Net Asset Values                                                53
Purchasing Shares                                                           54
Redeeming Shares                                                            56
Tax Status                                                                  58
Underwriters                                                                60
Calculation of Performance Data                                             61
Performance Comparisons                                                     66
Financial Statements                                                        68
Appendix                                                                    69

                             FIRSTAR STELLAR FUNDS

GENERAL INFORMATION ABOUT FIRSTAR STELLAR FUNDS

Firstar Stellar Funds (the "Trust") is an openend, management investment company. The Trust is a Massachusetts business trust established under a Declaration of Trust dated January 23, 1989. The Trust was organized under the name "Value Plus Funds," but was changed on March 29, 1989 to "Losantiville Funds." On May 1, 1993, the name of the Trust was changed again to "Star Funds." On November 20, 1998, Star Banc Corporation, the parent company of Star Bank, N.A., merged with Firstar Corporation. Star Bank, N.A. is the investment adviser of the Trust. After the merger, Star Bank changed its name to Firstar Bank, N.A. On February 11, 1999, the Board of Trustees of the Trust approved changing the Trust's name to "Firstar Stellar Funds."

The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The Trust is currently comprised of 11 series of funds (referred to collectively as the "Funds") that offer separate classes of shares as follows:

3 MONEY MARKET FUNDS
--------------------
Treasury Fund  -- C, Y
Tax-Free Money Market Fund  -- C
Ohio Tax-Free Money Market Fund  -- C

5 STOCK FUNDS
-------------
Growth Equity Fund  -- B, Y
Relative Value Fund  -- A, B, Y
Capital Appreciation Fund  -- A
The Stellar Fund  -- A, Y
International Equity Fund  -- A

3 BOND FUNDS
------------
Strategic Income Fund  -- B
U.S. Government Income Fund  -- A, B
The Stellar Insured Tax-Free Bond Fund  -- A

DESCRIPTION OF THE FUNDS

The investment objectives listed below are fundamental objectives and therefore cannot be changed without the approval of shareholders.

MONEY MARKET FUNDS

The overall objective of the money market funds is to provide current income while preserving capital. The TREASURY FUND is a diversified fund and seeks current income consistent with maintaining stable principal. The TAX-FREE MONEY MARKET FUND is a diversified fund and seeks current income exempt from federal regular income tax consistent with maintaining stable principal. The OHIO TAX-FREE MONEY MARKET FUND is a nondiversified fund and seeks current income exempt from federal regular income tax and Ohio State personal income taxes consistent with maintaining stable principal. Regulatory information concerning the money market funds is located on page 27. In addition, more information regarding the OHIO TAX-FREE MONEY MARKET FUND is also on page 27.

STOCK FUNDS
-----------

The overall objective of the stock funds is to maximize capital appreciation by investing in choice equity securities. The GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND are both diversified funds that seek to maximize capital appreciation. The RELATIVE VALUE FUND is a diversified fund and its goal is to obtain the highest total return from income and capital appreciation. THE STELLAR FUND is a diversified fund that seeks to maximize total returns that are derived from a combination of dividend income and capital appreciation. The INTERNATIONAL EQUITY FUND is a diversified fund and its investment objective is to achieve longterm capital appreciation. More information regarding the INTERNATIONAL EQUITY FUND is provided on page 28.

BOND FUNDS
----------

The general goal of the Firstar Stellar bond funds is to provide current income by investing in choice fixedincome securities. The STRATEGIC INCOME FUND is a diversified fund and its investment objective is to generate high current income. The U.S. GOVERNMENT INCOME FUND is a diversified fund that seeks to provide current income. THE STELLAR INSURED TAX-FREE BOND FUND is a diversified fund that seeks to provide current income exempt from federal income tax by primarily purchasing insured municipal bonds. The fund's secondary objective is to achieve capital appreciation.

THE FUNDS' INVESTMENTS AND RISKS

The respective prospectuses describe the principal strategies and risks of each of the Funds. This section provides additional information regarding investments and transactions the Funds are permitted to make.

REPURCHASE AGREEMENTS
Each fund (or underlying fund) may invest in repurchase agreements which are arrangements with banks, broker/dealers, and other recognized financial institutions to sell securities to the fund and agree to repurchase them at a mutually agreed upon time and price within one year from date of acquisition. The Funds or their custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Funds, the Funds could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Funds might be delayed pending court action. The Funds believes that under the regular procedures normally in effect for custody of the Funds' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Funds and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines established by the board of trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Each fund (or underlying fund) may purchase short-term obligations on a whenissued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Funds to miss a price or yield considered advantageous. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices.

The Funds may dispose of a commitment prior to settlement if the Funds' investment adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

These transactions are made to secure what is considered to be an advantageous price or yield for the Funds. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Funds sufficient to make payment for the securities to be purchased are segregated on the Funds' records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their respective assets.

RESTRICTED AND ILLIQUID SECURITIES

All of the Funds may invest in a limited amount of restricted securities. Restricted securities are securities that are thinly traded or whose resale is restricted by federal securities laws. Restricted securities are any securities in which the Funds may invest pursuant to their investment objective and policies but which are subject to restrictions on resale under federal securities laws. The Funds' board of trustees has established criteria that allow the adviser to consider certain restricted securities as liquid.

THE STELLAR FUND, STRATEGIC INCOME FUND, RELATIVE VALUE FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND, INTERNATIONAL EQUITY FUND (via underlying funds), and U.S. GOVERNMENT INCOME FUND may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the funds through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity.

The trustees may consider the following criteria in determining the liquidity of certain restricted securities:

 o the frequency of trades and quotes for the security;
 o the number of dealers willing to purchase or sell the security and the number of other potential buyers;
 o dealer undertakings to make a market in the security; and
 o the nature of the security and the nature of the marketplace trades.

OTHER INVESTMENT COMPANIES

As an efficient means of carrying out their investment policies, each fund may invest in the securities of other investment companies. A disadvantage to investing in other investment companies is that they also carry certain expenses such as management fees. As a result any investment by the Funds in shares of other investment companies may duplicate shareholder expenses. In addition, the CAPITAL APPRECIATION FUND may purchase shares of closedend investment companies that invest in securities that approximate the composition of a stock index.

U.S. GOVERNMENT OBLIGATIONS

THE STELLAR FUND, GROWTH EQUITY FUND, STRATEGIC INCOME FUND, CAPITAL APPRECIATION FUND, U.S GOVERNMENT INCOME FUND and RELATIVE VALUE FUND may invest in U.S. government obligations. The types of U.S. government obligations in which the funds may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are backed by the:

 o full faith and credit of the U.S. Treasury;
 o issuer's right to borrow from the U.S. Treasury;
 o discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
 o credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

 o Federal Home Loan Banks;
 o Federal National Mortgage Association;
 o Student Loan Marketing Association; and
 o Federal Home Loan Mortgage Corporation.

PRECIOUS METALS

THE STELLAR FUND may invest in precious metals as described in the prospectus. Precious metal securities of foreign issuers will not be aggregated with other international securities for purposes of calculating the fund's investments in international securities under the fund's investment allocation policy.

SHORT-SELLING

The INTERNATIONAL EQUITY FUND (via underlying funds) and STRATEGIC INCOME FUND may make short sales. Short sales are transactions where the funds sell securities they don't own in anticipation of a decline in the market value of the securities. The funds must borrow the security to deliver it to the buyer. The funds are then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, the funds are required to pay the lender any dividends or interest which accrue on the security during the loan period. To borrow the security, the funds also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out.

Until the funds replace a borrowed security in connection with a short sale, the funds will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that

 o the amount deposited in the account plus the amount deposited with the broker as collateral will at all times equal at least 100% of the current value of the security sold short and
 o the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

The funds may purchase call options to provide a hedge against an increase in the price of a security sold short by the funds. When the funds purchases call options, it has to pay a premium to the person writing the option and a commission to the broker selling the options. If the options are exercised by the funds, the premium and the commission paid may be more than the amount of the brokerage commission charged if the securities were to be purchased directly.

As for the STRATEGIC INCOME FUND, the adviser anticipates that the frequency of short sales will vary substantially under different market conditions, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, as an operating policy which may be changed without shareholder approval, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets. The fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the fund's net assets. The fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.
In addition to the short sales discussed above, the funds may also make short sales "against the box," a transaction in which the funds enter into a short sale of a security that the funds own. A broker holds the proceeds of the short sale until the settlement date, at which time the funds deliver the security to close the short position. The funds receive the net proceeds from the short sale. The STRATEGIC INCOME FUND at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

The funds will incur losses as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the funds replace the borrowed security; conversely, the fund will realize again if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the fund may be required to pay in connection with a short sale.

WARRANTS

THE STRATEGIC INCOME FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and INTERNATIONAL EQUITY FUND (via underlying funds) may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants required in units or attached to securities may be deemed to be without value for purposes of this policy.

CONVERTIBLE SECURITIES

THE STELLAR FUND, RELATIVE VALUE FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and STRATEGIC INCOME FUND may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock. These shares are converted at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds of appropriate rating or comparable quality (as described in the prospectus) that can be used, in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. In the case of liquidation, convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the common stockholders. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

The funds will exchange or convert the convertible securities held in their portfolio into shares of the underlying common stock in instances in which, in the adviser's opinion, the investment characteristics of the underlying common shares will assist the funds in achieving their investment objectives. Otherwise, the funds will hold or trade the convertible securities. In selecting convertible securities for the funds, the adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

ZERO-COUPON SECURITIES

THE STELLAR FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND, THE STELLAR INSURED TAX-FREE BOND FUND and U.S. GOVERNMENT INCOME FUND may invest in zero-coupon securities. The funds may invest in zero coupon bonds in order to receive the rate of return through the appreciation of the bond. This application is extremely attractive in a falling rate environment as the price of the bond rises rapidly in value as opposed to regular coupon bonds. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity.

Zero coupon convertible securities are debt securities, which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities increases at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity.

Generally, the price of zero coupon securities is more sensitive to fluctuations in interest than are conventional bonds and convertible securities. In addition, federal tax law requires the holder of a zero coupon security to recognize income from the security prior to the receipt of cash payments. To maintain their qualification as regulated investment companies and to avoid liability of federal income taxes, the funds will be required to distribute income accrued from zero coupon securities which they own, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the fund may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer of holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the funds will be able to have their beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities.

When the holder has stripped debt obligations of their unmatured interest coupons, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form.
Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

REAL ESTATE INVESTMENT TRUSTS

THE STELLAR FUND, STRATEGIC INCOME FUND and GROWTH EQUITY FUND may invest in equity or mortgage real estate investment trusts (REITs) that together produce income. A real estate investment trust is a managed portfolio of real estate investments. Regarding the funds' asset allocation policy, real estate of domestic issuers will not be considered domestic equity securities. REITs will be diversified by geographic location and by sector (such as shopping malls, apartment building complexes, and health care facilities). An equity REIT holds equity positions in real estate and provides its shareholder with income from the leasing of its properties and capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders.

Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.

OVERTHECOUNTER OPTIONS

THE STELLAR FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND, STRATEGIC INCOME FUND, INTERNATIONAL EQUITY FUND (via underlying funds) and THE STELLAR INSURED TAX-FREE BOND FUND may generally purchase overthecounter options on portfolio securities in negotiated transactions with the writers of the options when options on the portfolio securities held by the funds are not traded on an exchange. The funds purchase options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the funds' investment adviser.

Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

REVERSE REPURCHASE AGREEMENTS

THE STELLAR FUND, RELATIVE VALUE FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND, INTERNATIONAL EQUITY FUND, STRATEGIC INCOME FUND, TREASURY FUND and THE STELLAR INSURED TAX-FREE BOND Fund may enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement, the funds transfer possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the funds will repurchase the portfolio instrument by remitting the original consideration, plus interest at an agreed upon rate.

When effecting reverse repurchase agreements, liquid assets of the funds, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, the funds will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. The use of reverse repurchase agreements may enable the funds to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the funds will be able to avoid selling portfolio instruments at a disadvantageous time.

INVESTMENTS IN CASH

From time to time, such as when suitable municipal bonds are not available, THE STELLAR INSURED TAX-FREE BOND FUND may invest a portion of its assets in cash. Any portion of the fund's assets maintained in cash will reduce the amount of assets in municipal securities and thereby reduce the fund's yield.

LEVERAGE THROUGH BORROWING

The INTERNATIONAL EQUITY FUND (via underlying funds), THE STELLAR INSURED TAX-FREE BOND FUND and STRATEGIC INCOME FUND may borrow money for investment purposes. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the funds enter into reverse repurchase agreements. The Investment Company Act of 1940 requires the funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the funds may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage. However, it may be disadvantageous from an investment standpoint to sell securities at that time.

Among the forms of borrowing in which the funds may engage is the entry into reverse repurchase agreements with banks, brokers or dealers. These transactions involve the transfer by the funds of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The funds retain the right to receive interest and principal payments on the security. At an agreed upon future date, the funds repurchase the security at an agreed-upon price. In certain types of agreements, there is no agreed upon repurchase date, and interest payments are calculated daily, often based on the prevailing U.S. government securities or other high-quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by the funds. These agreements, which are treated as if reestablished each day, are expected to provide the funds with a flexible borrowing tool.

Borrowing by the funds creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the funds' portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the funds will have to pay, the funds' net income will be greater than if borrowing were not used.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the funds will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced. The funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

LENDING OF PORTFOLIO SECURITIES

The STRATEGIC INCOME FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND, INTERNATIONAL EQUITY FUND (via underlying funds) and U.S. GOVERNMENT INCOME FUND may lend portfolio securities to onethird of the value of their total assets, on a short or longterm basis, to broker/dealers, banks, or other institutional borrowers of securities. The collateral received when the funds lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the funds. During the time portfolio securities are on loan, the borrower pays the funds any dividends or interest paid on such securities. Loans are subject to termination at the option of the funds or the borrower. The funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

The funds would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The funds will only enter into loan arrangements with broker/dealers, banks, or other institutions that the investment adviser has determined are creditworthy under guidelines established by the funds' board of trustees. The funds must also receive collateral in the form of cash or U.S. government securities equal to at least 100% of the securities loaned at all times.

BANK INSTRUMENTS

The RELATIVE VALUE FUND may invest in domestic bank obligations such as:

 o certificates of deposit,
 o demand and time deposits,
 o bankers' acceptances,
 o notes,
 o bonds, and
 o discount notes of the following U.S. government agencies or instrumentalities:
     (i)       Federal Home Loan Banks,
     (ii)      FNMA,
     (iii)     GNMA,
     (iv)      National Bank for Cooperatives,
     (v)       Banks for Cooperatives,
     (vi)      Tennessee Valley Authority,
     (vii)     Export-Import Bank of the United States,
     (viii)    Commodity Credit Corporation,
     (ix)      Federal Financing Bank,
     (x)       The Student Loan Marketing Association,
     (xi)      FHLMC, or
     (xii)     National Credit Union Administration.

In addition to domestic bank obligations, the fund may invest in:

 o Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks;
 o Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;
 o Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and
 o Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

MONEY MARKET SECURITIES

The STRATEGIC INCOME FUND, GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND may invest in U.S. and foreign short-term money market instruments. The U.S. GOVERNMENT INCOME FUND may invest in only U.S. short-term money market instruments. The short-term money market instruments include:

 o commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the two highest categories of the nationally recognized statistical rating organizations ("NRSROs") described above;

 o instruments of domestic and foreign banks and savings associations (such as certificates of deposit, demand and time deposits and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if BIF or SAIF insures the principal amount of the instrument. These instruments may include Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, and Eurodollar Time Deposits;

 o obligations of the U.S. government or its agencies or instrumentalities;

 o repurchase agreements; and

 o other short-term instruments that are not rated but are determined by the funds' investment adviser to be of comparable quality to the other obligations in which the funds may invest.

INVESTMENTS IN FOREIGN SECURITIES

THE STELLAR FUND, RELATIVE VALUE FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND, INTERNATIONAL EQUITY (via underlying funds), STRATEGIC INCOME FUND and U.S. GOVERNMENT INCOME FUND may invest in foreign securities.

The types of international securities in which THE STELLAR FUND, GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND may invest include other investment companies that invest primarily in international securities. The international securities include equity securities of nonU.S. companies and corporate and government fixedincome securities denominated in currencies other than U.S. dollars. The international equity securities may be traded domestically or abroad through various stock exchanges, American Depositary Receipts or International Depositary Receipts (ADRs or IDRs). The international fixedincome securities include ADRs, IDRs, and government securities of other nations and must be rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the adviser must determine that they are of similar quality to the rated securities before the funds may invest in them.

Although considered separate securities categories for purposes OF THE STELLAR FUND'S investment policies, the fund's investment in money market securities issued by foreign banks and in international securities could result in up to 50% of the fund's net assets being invested in securities of foreign issuers.
In addition, the fund's investment in precious metals securities of foreign issuers, when aggregated with the above, could result in greater than 50% of the fund's net assets being invested in securities of foreign issuers. The GROWTH EQUITY FUND and CAPITAL APPRECIATION FUND do not intend to invest more than 10% of their assets in international securities

INVESTMENT RISKS OF FOREIGN SECURITIES

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of fund assets, political or social instability and adverse diplomatic developments. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investing in foreign securities can carry higher returns and risks than those associated with domestic investments. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the funds' assets and income may be affected by changes in exchange rates and regulations. Although the funds value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. When the funds convert their holdings to another currency, they may incur currency conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

Other differences between investing in foreign companies and the U.S. include:

 o information is less publicly available
 o there is a lack of uniform financial accounting standards applicable to
 o foreign companies
 o market quotations are less readily available
 o there are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks
 o there is generally a lower foreign securities market volume
 o it is likely that foreign securities may be less liquid or more volatile
 o there are generally higher foreign brokerage commissions
 o there may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems
 o the mail service between countries may be unreliable
 o there are political or financial changes that adversely affect investments in some countries.

INVESTMENT RISKS OF U.S. GOVERNMENT POLICIES REGARDING INVESTMENTS ABROAD

In the past, U.S. government policies have discouraged or restricted certain investments abroad. Although the funds are unaware of any current restrictions that would materially adversely affect its ability to meet its investment objective and policies, investors are advised that these U.S. government policies could be reinstituted.

FOREIGN CURRENCY TRANSACTIONS

The STRATEGIC INCOME FUND may use foreign currency transactions to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts (see below). Because foreign securities may be denominated in foreign currencies, changes in foreign currency exchange rates could affect the fund's NAV, the value of interest earned, gains and losses realized on the sale of securities, and net investment income and capital gain. If the value of a foreign currency rises against the U.S. dollar, the value of an underlying fund's assets denominated in that currency will increase. If the value of the foreign currency declines against the U.S. dollar, the value of the underlying fund assets denominated in that currency decrease. Foreign currency transactions may be used to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. However, these transactions may limit potential gains that might result from an increase in the value of the currency and could cause losses.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The STRATEGIC INCOME FUND may engage in forward foreign currency exchange contracts, which are obligations to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. The fund may be able to protect against the decline of a particular foreign currency be entering into a forward contract to sell an amount of the currency at an approximated value of all or a portion of the assets in that currency. However, this type of short-term hedging strategy is very uncertain due to the difficulties of predicting short-term currency market movement and of precisely matching forward contract amounts with the constantly changing value of the securities involved.

Also, although the fund may purchase and write put and call options on foreign currencies to protect against decline, those transactions involve a degree of risk. For instance, the fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates that would cause the fund to incur losses.

Generally, no commission charges or deposits are involved. At the time the fund enters into a forward contract, fund assets with a value equal to the fund's obligation under the forward contract are segregated on the fund's records and are maintained until the contract has been settled. The fund will not enter into a forward contract with a term of more than one year. The fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the fund will be served. The fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the fund's assets denominated in that currency.

OPTIONS TRANSACTIONS

The STELLAR FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND, U.S. GOVERNMENT INCOME FUND and STRATEGIC INCOME FUND may engage in options transactions. The funds may purchase and sell options both to increase total returns and to hedge against the effect of changes in the value of portfolio securities.

The funds may write (sell) covered call options and covered put options. (The STRATEGIC INCOME FUND may only write covered call and put options to the extent of 20% of the value of its net assets at the time such option contracts are written.) By writing a call option, the funds become obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the funds become obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

All options written by the funds must be "covered" options. This means that, so long as the funds are obligated as the writer of a call option, they will own the underlying securities subject to the option (or in the case of call options on U.S. Treasury bills, substantially similar securities) or have the right to obtain such securities without payment of further consideration (or have segregated cash in the amount of an additional consideration).

The funds will be considered "covered" with respect to a put option they write if, so long as it is obligated as the writer of the put option, they deposit and maintain with their custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option. (In the case of THE STELLAR FUND, the aggregate value of the obligations underlying the puts will not exceed 50% of the funds' net assets.)

The principal reason for writing call or put options is to manage price volatility (or risk). In addition, the funds will attempt to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The funds receive a premium from writing a call or put option that they retain whether or not the option is exercised. By writing a call option, the funds might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the funds might become obligated to purchase the underlying security for more than the current market price upon exercise. The funds will write put options only on securities which the funds wishes to have in its portfolio and where the funds have determined, as an investment consideration, that it is willing to pay the exercise price of the option.

The funds may purchase put options and call options. Such investments in put and call options may not exceed 5% of the funds' assets, represented by the premium paid, and will only relate to specific securities (or groups of specific securities) in which the funds may invest. The funds may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. If the funds are unable to effect a closing purchase transaction with respect to covered options it has written, the funds will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Put options may also be purchased to protect against price movement in particular securities in the funds' portfolio. A put option gives the funds, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The funds will purchase options only to the extent permitted y the policies of state securities authorities in states where shares of the fund are qualified for offer and sale.

FUTURES AND OPTIONS TRANSACTIONS

The STRATEGIC INCOME FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND, INTERNATIONAL EQUITY FUND (via underlying funds), THE STELLAR INSURED TAX-FREE BOND FUND and U.S. GOVERNMENT INCOME FUND may invest in futures and options transactions as a means of reducing fluctuations in the funds' net asset value. The funds may attempt to hedge all or a portion of its portfolio by buying and selling futures contracts and options on futures contracts, and buying put and call options on securities indices. The funds may also purchase put options on portfolio securities to hedge a portion of its portfolio investments. The funds will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on futures contracts may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series.

FUTURES CONTRACTS

The funds may purchase and sell futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. Although some futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other futures contracts by their terms call for cash settlements.

A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer, who agrees to take delivery of the securities ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. To hedge their holdings or fixed income securities against a rise in market interest rates, the funds could enter into contracts to deliver securities at a predetermined price (i.e., "go short"). Going short protects the funds against the possibility that the prices of their fixed income securities may decline during the funds' anticipated holding period. The funds would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

"MARGIN" IN FUTURES TRANSACTIONS

The STRATEGIC INCOME FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND, INTERNATIONAL EQUITY FUND, THE STELLAR INSURED TAX-FREE BOND FUND and U.S. GOVERNMENT INCOME FUND may engage in margin in futures transactions. Unlike the purchase or sale of a security, the funds do not pay or receive money upon the purchase or sale of a futures contract. Rather, the funds are required to deposit an amount of "initial margin" in cash, U.S. government securities or highly liquid debt securities with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions. Initial margin in futures transactions does not involve the borrowing of funds by the fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by the funds is valued daily at the official settlement price of the exchange on which it is traded. Each day the funds pay or receive cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the funds but is instead settlement between the fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the funds will mark to market its open futures position.

The funds are also required to deposit and maintain margin when it writes call options on futures contracts. When the funds purchase futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the funds' custodian (or the broker, if legally permitted). The cash is segregated to provide collateral and to insure that the use of the futures contracts is not leveraged.

Regarding THE STELLAR INSURED TAX-FREE BOND FUND, to the extent required to comply with CFTC Regulation 4.5 and thereby avoid status as a "commodity pool operator," the fund will not enter into a futures contract for other than bona fide hedging purposes. The fund will also not purchase an option on a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the fund, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of the fund' net assets after taking into account the unrealized profits and losses on those contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%.
Second, THE STELLAR INSURED TAX-FREE BOND FUND will not enter into these contracts for speculative purposes; rather, these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the CFTC. Third, since the fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in commodity futures or commodity options markets. Finally, because the fund will submit to the CFTC special calls for information, the fund will not register as a commodities pool operator.

PUT OPTIONS ON FUTURES CONTRACTS

The STRATEGIC INCOME FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND and THE STELLAR INSURED TAX-FREE BOND FUND, INTERNATIONAL EQUITY FUND (via underlying funds), and U.S. GOVERNMENT INCOME FUND may purchase listed put options on financial contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates or decrease in stock prices may purchase listed put options on futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the funds will normally close out their options by selling an identical option. If the hedge is successful, the proceeds received by the funds upon the sale of the second option will be large enough to offset both the premium paid by the funds for the original option plus the decrease in value of the hedged securities.

Alternatively, the funds may exercise their put options to close out the position. To do so, they would simultaneously enter into futures contracts of the type underlying the options (for a price less than the strike price of the option) and exercise the options. The funds would then deliver the futures contract in return for payment of the strike price. If the funds neither close out nor exercise an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

THE STELLAR INSURED TAX-FREE BOND FUND may write listed put options on futures contracts to hedge its portfolio against a decrease in market interest rates. The fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When the fund writes (sells) a put on a futures contract, it receives a cash premium in exchange for granting to the purchaser of the put the right to receive from the fund, at the strike price, a short position in the futures contract. (The fund undertakes the obligation to assume a long futures position.) This is done even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease, the market price of the underlying futures contract normally increases. As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by the fund can then be used to offset the higher prices of portfolio securities to be purchased in the future.

To avoid the exercise of an option sold by THE STELLAR INSURED TAX-FREE BOND FUND, the general policy of the fund is to cancel its obligations under an option by entering into a closing purchase transaction, if available. However, if the fund determines that it is in its best interest to deliver the underlying futures position, the fund will not cancel its option obligations. A closing purchase transaction consists of the purchase by the fund of an option having the same term as the option sold by the fund, and has the effect of canceling the fund's position as a seller. The premium paid by the fund in executing a closing purchase transaction may be higher than the premium received when the option was sold depending, in large part, upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by the fund for the initial option.

CALL OPTIONS ON FUTURES CONTRACTS

In addition to purchasing put options on futures, the GROWTH EQUITY FUND, STRATEGIC INCOME FUND, GROWTH EQUITY FUND, CAPITAL APPRECIATION FUND, INTERNATIONAL EQUITY FUND (via underlying funds), THE STELLAR INSURED TAX-FREE BOND FUND and U.S. GOVERNMENT INCOME FUND may write listed call options on futures contracts to hedge its portfolio. When the funds write call options on futures contracts, they are undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the options if the options are exercised. As market interest rates rise, causing the prices of futures to go down, the funds' obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the fund's call option position to increase.

In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the funds keep the premium received for the option. This premium can substantially offset the drop in value of the funds' fixed income or indexed portfolio that is occurring as interest rates rise.

Prior to the expiration of a call written by the funds, or exercise of it by the buyer, the funds may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the funds for the initial option. The net premium income of the funds will then substantially offset the decrease in value of the hedged securities.

The funds will not maintain open positions in futures contracts they have sold or call options they have written if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of their securities portfolio, plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the funds will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

An additional way in which THE STELLAR INSURED TAX-FREE BOND FUND may hedge against decreases in market interest rates is to buy a listed call option on a futures contract. The fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When the fund purchases a call on a futures contract, it receives the right (but not the obligation) to enter into the underlying futures contract at a strike price determined at the time the call was purchased. The fund is able to do this regardless of the comparative market value of the futures position at the time that the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of the fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the fund could exercise its option and buy the futures contract below market price. Prior to the exercise or expiration of the call option, the fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the fund has completed a successful hedge.

CALL OPTIONS ON STOCK INDEX FUTURES CONTRACTS

In addition to writing call options on futures contracts, the STRATEGIC INCOME FUND, CAPITAL APPRECIATION FUND, INTERNATIONAL EQUITY FUND (via underlying funds) and GROWTH EQUITY FUND may write listed and over-the-counter call options on stock index futures contracts (including cash-settled stock index options) to hedge their portfolio against a decrease in stock prices. When the funds write a call option on a futures contract, they are undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall, causing the prices of futures to go down, the funds' obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the funds' call option position to increase.

STOCK INDEX OPTIONS

The STRATEGIC INCOME BOND FUND, CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND, and INTERNATIONAL EQUITY FUND (via underlying funds) may write (sell), and may purchase, put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market value of the stocks listed in the index.

When the funds write options, an amount equal to the net premium received by the funds is included in the liability section of the funds' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the options written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the funds enter into a closing purchase transaction, the funds will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The purchase of a put option would entitle the funds, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of such puts is designed merely to offset or hedge against a decline in the market value of an index. The funds would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price.

The effectiveness of writing or purchasing stock index options will depend upon the extent to which price movements in the funds' portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the funds will realize a gain or loss from the purchase of the option on an index generally depends upon movements in the level of stock prices in the stock market. In the case of certain indices, gain or loss depends upon movement of stock prices in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the funds of options on stock indices will be subject to the ability of the funds' adviser to predict correctly movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES

The INTERNATIONAL FUND (via underlying funds), THE STELLAR INSURED TAX-FREE BOND FUND and U.S. GOVERNMENT INCOME FUND may purchase put options on portfolio securities to protect against price movements in the funds' portfolio securities. A put option gives the funds, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

PURCHASING CALL OPTIONS ON PORTFOLIO SECURITIES

The INTERNATIONAL EQUITY FUND (via underlying funds) may purchase call options on portfolio securities to protect against price movements in the funds' portfolio securities. A call option gives the underlying fund, in return for a premium, the right (but not the obligation) to buy the underlying securities from the seller at a specified price during the term of the option.

WRITING COVERED PUT AND CALL OPTIONS ON PORTFOLIO SECURITIES

The U.S. GOVERNMENT INCOME FUND may write covered call options to generate income. As writer of a call option, the fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The fund may only sell call options either on securities held in its portfolio or on securities, which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

The INTERNATIONAL EQUITY FUND (via underlying funds) may write covered put and call options to generate income and thereby protect against price movements in particular securities in the underlying funds' portfolios. As the writer of a call option, an underlying fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. Where an underlying fund writes a put option on a futures contract, it is undertaking to buy a particular futures contract at a fixed price at any time during a specified period if the option is exercised.

An underlying fund may only write call options either on securities held in its portfolio or on securities, which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration). In the case of put options, the underlying fund will segregate cash, U.S. Treasury obligations or liquid securities with a value equal to or greater than the exercise price of the underlying securities.

RISKS

When the funds use futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the fund's portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities. In addition, the funds' investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the funds may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the funds' investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The funds' ability to establish and close out futures and options positions depends on this secondary market. The inability to close these positions could have an adverse effect on the funds' ability to hedge its portfolio.

To minimize risks, the funds may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the funds' existing futures positions and premiums paid for related options would exceed 5% of the market value of the funds' total assets after taking into account the unrealized profits and losses on those contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%.
When the funds purchase futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the funds' custodian (or the broker, if legally permitted). The cash is segregated to provide collateral and to insure that the use of the futures contracts is not leveraged. When the funds sell futures contracts, they will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

MORTGAGEBACKED SECURITIES

The STELLAR FUND, STRATEGIC INCOME FUND, GROWTH EQUITY FUND and U.S. GOVERNMENT INCOME FUND may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently three basic types of mortgage-backed securities:

1.Those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC");

2.Those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and

3.Those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

Mortgage-backed securities generally pay back principal and interest over the life of the security. At the time the funds reinvest the payments and any unscheduled prepayments of principal received, the funds may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayments risks"). Mortgagebacked securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans may be prepaid without penalty or premium. Prepayment risk on mortgage- backed securities tends to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")

THE STELLAR FUND, GROWTH EQUITY FUND, STRATEGIC INCOME FUND and U.S. GOVERNMENT INCOME FUND may invest in ARMS. ARMS are actively traded, mortgage-backed securities representing interests in adjustable rather than fixed interest rate mortgages. The funds invest in ARMS issued by GNMA, FNMA, and FHLMC. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, holders of the ARMS, such as the funds, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. government securities.

Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

THE STELLAR FUND, STRATEGIC INCOME FUND, GROWTH EQUITY FUND and U.S. GOVERNMENT INCOME FUND may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgagebacked securities. Typically, CMOs are collateralized by GNMA, FNMA, or FHLMC certificates, but may be collateralized by whole loans or private mortgage-backed securities.

The funds will invest only in CMOs rated AAA by a nationally recognized rating organization (NRSRO) and which may be:

(a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;
(b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or

(c) privately issued securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs--most of the CMOs in which the fund invests use the same basic structure:

(a) Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date. The final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired. The Z bond class then receives all remaining principal and interest payments.

(b) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

(c) The classes of securities are retired sequentially. All principal payments are directed first to the shortestmaturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro-rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns.

ASSET-BACKED SECURITIES

THE STELLAR FUND, GROWTH EQUITY FUND, STRATEGIC INCOME FUND and U.S. GOVERNMENT INCOME FUND may invest in assetbacked securities. Assetbacked securities have structural characteristics similar to mortgagebacked securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The funds may invest in asset-backed securities rated AAA by an NRSRO including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by nongovernmental entities and carry no direct or indirect government guarantee.

INVESTMENT RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the funds reinvests the payments and any unscheduled prepayments of principal received, the funds may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgagebacked and assetbacked securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although assetbacked securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

While mortgagebacked securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Assetbacked securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then reregistered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

MUNICIPAL SECURITIES

The TAX-FREE MONEY MARKET FUND, OHIO TAX-FREE MONEY MARKET FUND and THE STELLAR INSURED TAX-FREE BOND FUND invest primarily in municipal securities. The municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities").

Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, street, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and quip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

The TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND invest in Municipal Securities with remaining maturities of 397 days or less at the time of purchase by the funds.

THE STELLAR INSURED TAX-FREE BOND FUND may invest in, but is not limited to, the following types of Municipal Securities:

 o industrial development bonds;
 o municipal notes and bonds;
 o serial notes and bonds sold with a series of maturity dates;
 o tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date;
 o bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future;
 o prerefunded municipal bonds refundable at a later date (payment of principal and interest on prerefunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and
 o general obligation bonds secured by a municipality's pledge of taxation.

CHARACTERISTICS

When determining whether a Municipal Security presents minimal credit risks, the investment adviser considers the creditworthiness of the issuer of a Municipal Security, the issuer of a demand feature if the funds has the unconditional right to demand payment from the issuer of the interest, or the credit enhancer of payment by either of those issuers. The funds are not required to sell a Municipal Security if the security's rating is reduced below the required minimum subsequent to the funds' purchase of the security. The Trustees and the investment adviser consider this event, however, in the determination of whether the funds should continue to hold the security in its portfolio. If ratings made by Moody's Investors Service, Inc., Standard & Poor's Ratings Group, or Fitch Investors Service, Inc., change because of changes in those organizations or in their rating systems, the funds will try to use comparable ratings as standards in accordance with the investment policies described in the funds' prospectus.

Regarding THE STELLAR INSURED TAX-FREE BOND FUND, securities rated Baa or BBB by an NRSRO have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If any security invested in by the fund loses their rating or has its rating reduced after the fund has purchased it, the fund is not required to sell or otherwise dispose of the security, but may consider doing so.

There are no restrictions on the maturity of municipal securities in which the fund may invest. The fund will seek to invest in municipal securities of such maturities as the fund's investment adviser believes will produce current income consistent with prudent investment. The fund's investment adviser will also consider current market conditions and the cost of the insurance obtainable on such securities.

PARTICIPATION INTERESTS

The financial institutions from which the Tax-Free funds purchase participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the funds the right to demand payment on specified notice (normally within 7 days for the money market funds) 30 days for the bond fund) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased by the funds. By purchasing participation interests, the funds are buying a security meeting the quality requirements of each fund and are also receiving the tax-free benefits of the underlying securities.
In the acquisition of participation interests, the funds' investment adviser will consider the following quality factors:

 o a high-quality underlying municipal security (of which the fund takes possession);
 o a high-quality issuer of the participation interest; or
 o a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

MUNICIPAL LEASES

The TAX-FREE MONEY MARKET FUND, OHIO TAX-FREE MONEY MARKET FUND and THE STELLAR INSURED TAX-FREE BOND FUND may purchase Municipal Securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Municipal charters or the nature of the appropriation for the lease may limit lease obligations. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.
Municipal leases may be considered illiquid so the adviser must carefully examine the liquidity of the lease before investing. The adviser considers:

1.whether the lease can be terminated by the lessee;
2.the potential recovery, if any, from a sale of the leased property if the lease was terminated;
3.the lessee's general credit strength;
4.the possibility that the lessee will discontinue appropriating funding for the lease property because the property is no longer deemed essential to its operations; and
5.any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

RATINGS

The securities in which the TAX-FREE MONEY MARKET FUND AND OHIO TAX-FREE MONEY MARKET FUND are permitted to invest are rated in the highest short-term rating category by one or more nationally recognized securities rating organization ("NRSRO"). A NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1 or A-1+ by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 (+ or -) by Fitch Investors Service, Inc. ("Fitch") are all considered rated in the highest short-term rating category. The funds will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category. Additionally, the funds may purchase unrated securities which are determined to be of comparable quality of securities rated in the highest short-term rating category by NRSRO's and which are otherwise eligible for purchase by the funds.

The funds may also purchase bonds which have no short-term ratings but which have long-term ratings by NRSROs in the two highest ratings categories. The funds have the ability but no present intention of investing in Municipal Securities that are rated MIG2 or VMIG2 by Moody's, F-2 by Fitch, or A-2 or SP-2 by S&P and tax-exempt commercial paper that is rated P-2 by Moody's, A-2 by S&P, or F-2 by Fitch, or securities which are not rated but are deemed to be of comparable quality. Shareholders of the funds will be notified should the funds decide to invest in these securities.

CREDIT ENHANCEMENT

Some of the investments of the TAX-FREE MONEY MARKET FUND AND OHIO TAX-FREE MONEY MARKET FUND may be credit enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the credit enhancer will adversely affect the quality and marketability of the underlying security and could cause losses to the funds and affect their share prices. The funds may have more than 25% of their total assets invested in securities creditenhanced by banks. The funds typically evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement, rather than the issuer.

DEMAND FEATURES

The TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND may purchase securities subject to puts and standby commitments which allow them to purchase securities at their principal amount within a fixed period of time following a demand by the funds. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party and may not be separated from the underlying security. These arrangements provide the funds with liquidity, but do not protect the funds against changes in the market value of the securities. If the issuer of the demand feature enters bankruptcy, receivership or some other event terminates the demand feature before its exercise, the liquidity of the underlying security will be adversely affected. Demand features that are exercisable after payment default on the underlying security may be treated as a form of credit enhancement.

VARIABLE RATE MUNICIPAL SECURITIES

THE STELLAR INSURED TAX-FREE BOND FUND may purchase some municipal securities with variable interest rates. Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis (i.e., every 30 days). Many variable rate municipal securities are subject to payment of principal on demand by the fund, usually in not more than seven days. If a variable rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the fund's investment adviser believes the security cannot be sold within seven days, the fund's investment adviser may consider the security to be illiquid. However, the fund's investment limitations provide that it will not invest more than 15% of its net assets in illiquid securities. All variable rate municipal securities will meet the quality standards for the fund. The fund's investment adviser has been instructed by the Trustees to monitor the pricing quality and liquidity of the variable rate municipal securities, including participation interests held by the fund, on the basis of published financial information and reports of NRSROs and other analytical services.

Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the fund are subject to repayment of principal (usually within seven days) on the fund's demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

INDUSTRIAL DEVELOPMENT BONDS

THE STELLAR INSURED TAX-FREE BOND FUND may invest in industrial development bonds, which is a type of municipal security. Industrial development bonds are generally issued to provide financing aid to acquire sites or construct and equip facilities for use by privately or publicly owned entities. Most state and local governments have the power to permit the issuance of industrial development bonds to provide financing for such entities in order to encourage the corporations to locate within their communities. Industrial development bonds, which are in most cases revenue bonds, do not represent a pledge of credit or create any debt of a municipality or a public authority, and no taxes may be levied for the payment of principal or interest on these bonds. The principal and interest is payable solely out of monies generated by the entities using or purchasing the sites or facilities. These bonds will be considered municipal securities eligible for purchase by the fund if the interest paid on them, in the opinion of bond counsel or in the opinion of the officers of the fund and/or the fund's investment adviser, is exempt from federal income tax. The fund may invest more than 25% of its total assets in industrial development bonds (including pollution control revenue bonds) as long as they are not from the same facility or similar types of facilities or projects.

RISKS

Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. The ability of the funds to achieve their investment objectives also depends on the continuing ability of the issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

Regarding THE STELLAR INSURED TAX-FREE BOND FUND, the value of the fund's shares will fluctuate. The amount of this fluctuation is dependent upon the quality and maturity of the municipal securities in the fund's portfolio, as well as on market conditions. Municipal securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates. Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost. Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost. (In either instance, if the security was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

Further, any adverse economic conditions or developments affecting the states or municipalities could impact the fund's portfolio. Investing in municipal securities that meet the fund's quality standards may not be possible if the states and municipalities do not maintain their current credit ratings.

MUNICIPAL BOND INSURANCE

THE STELLAR INSURED TAX-FREE BOND FUND may purchase municipal securities covered by insurance. The insurance guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either:

1.covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance"), or
2.insured under master insurance policies issued by municipal bond insurers, which may be purchased by the fund (the "Policies").

The fund will require or obtain municipal bond insurance when purchasing municipal securities that would not otherwise meet the fund's quality standards. The fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the fund's investment adviser, such insurance would benefit the fund, for example, through improvement of portfolio quality or increased liquidity of certain securities. The fund's investment adviser anticipates that at least 65% of the fund's total assets will be invested in insured municipal securities.

Issuer-Obtained Insurance Policies are noncancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the fund.

The fund may purchase two types of Policies issued by municipal bond insurers.

1.One type of Policy covers certain municipal securities only during the period in which they are in the fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing at the time of sale.

2.The other type of Policy covers municipal securities not only while they remain in the fund's portfolio, but also until their final maturity even if they are sold out of the fund's portfolio. This allows the securities to have coverage that benefits all subsequent holders of those municipal securities. The fund will obtain insurance covering municipal securities until final maturity even after they are sold out of the fund's portfolio only if, in the judgment of the fund's investment adviser, the fund would receive net proceeds from the sale of those securities. Net proceeds are calculated after deducting the cost of the permanent insurance and related fees. Also, the proceeds received must be significantly more than the proceeds the fund would have received if the municipal securities were sold without insurance. Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the fund.

The fund pays the premiums for the Policies and, as a result, the yield on the fund's portfolio is reduced. Premiums for the Policies are paid by the fund monthly, and are adjusted for purchases and sales of municipal securities during the month. Depending upon the characteristics of the municipal security held by the fund, the annual premiums for the Policies are estimated to range from 0.10% to 0.25% of the value of the municipal securities covered under the Policies, with an average annual premium rate of approximately 0.175%.

The fund may purchase Policies from Municipal Bond Investors Assurance Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("Financial Guaranty"), Financial Security Assurance ("FSA") or any other municipal bond insurer which is rated in the highest rating category by an NRSRO. Under each Policy, the insurer is obligated to provide insurance payments pursuant to valid claims. The claims must be equal to the payment of principal and interest on those municipal securities the Policy insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the fund that such non-payment has occurred. The insurance feature is intended to reduce financial risk, but the cost of the insurance and compliance with the investment restrictions imposed by the guidelines in the Policies will reduce the yield to shareholders of the fund.

MBIA, AMBAC, Financial Guaranty, and FSA will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the fund's portfolio. Also neither, MBIA, AMBAC, Financial Guaranty, or FSA may cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, Financial Guaranty, and FSA will reserve the right at any time upon 90 days' written notice to the fund to refuse to insure any additional municipal securities purchased by the fund after the effective date of such notice. The Trustees will reserve the right to terminate any of the Policies if they determine that the benefits to the fund of having its portfolio insured under such Policy are not justified by the expense involved. Additionally, the board of trustees reserves the right to enter into contracts with insurance carriers other than MBIA, AMBAC, Financial Guaranty, or FSA if such carriers are rated in the highest rating category by an NRSRO.

Under the Policies, municipal bond insurers unconditionally guarantee to the fund the timely payment of principal and interest on the insured municipal securities when and as such payments become due. However, the issuer does not pay principal and interest. In the event of any acceleration of the due date of the principal, the guaranteed payments will be made in such amounts and at such times as payments of principal would have been due had there been no acceleration. Reasons for possible acceleration are mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payments), default or otherwise. The municipal bond insurers will be responsible for such payments less any amounts received by the fund from any trustee for the municipal bond holders or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the fund, or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to smallissue industrial development municipal bonds and pollutioncontrol revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer. The insurers do this if there are any changes in the tax-exempt status of interest on such municipal securities, including principal, interest or premium payments required to be made by or on behalf of the issuer pursuant to the terms of the municipal securities. A "when-issued" municipal security will be covered under the Policies upon the settlement date of the original issue of such "when-issued" municipal security. In determining whether to insure municipal securities held by the fund, each municipal bond insurer will apply its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities.

Regarding marketability of the fund, if the fund holds the first type of Policy where the municipal bond insurers are liable only for the fund's payments of principal and interest, then the fund has no marketability benefit because the Policy terminates on the date of a sale. On the other hand, since Issuer-Obtained Insurance will remain in effect as long as the insured municipal securities are outstanding, such insurance may enhance the marketability of municipal securities covered thereby, but the exact effect, if any, on marketability cannot be estimated. The fund generally intends to retain any securities that are in default or subject to significant risk of default. The fund will also place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum high grade (i.e., rated in the highest rating category by an NRSRO) that are not in default. To the extent the fund holds defaulted securities, it may be limited in its ability to manage its investment and to purchase other municipal securities. Except as described above with respect to securities that are in default or subject to significant risk of default, the fund will not place any value on the insurance in valuing the municipal securities that it holds.

Further information regarding the insurance companies is as follows:

o MUNICIPAL BOND INVESTORS ASSURANCE CORP.   Municipal Bond Investors Assurance
  Corp. is a wholly owned subsidiary of MBIA, Inc., a Connecticut insurance company, which is owned by Aetna Life and Casualty, Credit Local DeFrance CAECL, S.A., The Fund American Companies, and the public. The investors of MBIA, Inc., are not obligated to pay the obligations of MBIA. MBIA, domiciled in New York, is regulated by the New York State Insurance Department and licensed to do business in various states. The address of MBIA is 113 King Street, Armonk, New York, 10504, and its telephone number is
  (914) 273-4345.

o AMBAC INDEMNITY CORPORATION   AMBAC Indemnity Corporation is a Wisconsin-
  domiciled stock insurance company, regulated by the Insurance Department of Wisconsin, and licensed to do business in various states. AMBAC is a wholly owned subsidiary of AMBAC, Inc., a financial holding company that is owned by the public. Copies of certain statutory required filings of AMBAC can be obtained from AMBAC. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004, and its telephone number is (212) 668-0340.

o FINANCIAL GUARANTY INSURANCE COMPANY   Financial Guaranty Insurance Company
  is a wholly owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is wholly owned by General Electric Capital Corporation.
  The investors in FGIC Corporation are not obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is subject to regulation by the State of New York Insurance Department and is licensed to do business in various states. The address of Financial Guaranty is 175 Water Street, New York, New York 10038, and its telephone number is (212) 607-3000.

o FINANCIAL SECURITY ASSURANCE HOLDINGS   Financial Security Assurance ("FSA"),
  a whollyowned subsidiary of Financial Security Assurance Holdings domiciled in New York, is a mono-line financial guaranty insurer of municipal bonds and asset-backed securities. The investors in FSA are not obligated to pay the debts of or the claims against FSA. FSA is subject to regulation by the State of New York Insurance Department and is licensed to do business in all fifty states and in the District of Columbia. The address of FSA is 350 Park Avenue, New York, NY 10022, and its telephone number is (212) 688-3101.

REGULATORY INFORMATION ABOUT THE MONEY MARKET FUNDS

The TREASURY FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND may follow non-fundamental operational policies that are more restrictive than fundamental investment limitations, as set forth in the funds' prospectus and in this SAI in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the funds will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The funds will also determine the effective maturity of their investments, as well as its ability to consider a security as having received the requisite short-term ratings by a NRSRO, according to Rule 2a-7. The funds may change these operational policies to reflect changes in the laws and regulations without the approval of their shareholders.

MORE INFORMATION ABOUT THE OHIO TAX-FREE MONEY MARKET FUND AND INVESTMENT RISKS

As a nondiversified fund, the OHIO TAX-FREE MONEY MARKET FUND has no limit on the percentage of assets that it may invest in any single issuer. An investment in the fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund's portfolio. Any economic, political, or regulatory developments affecting the value of securities in the fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. The fund may purchase an issue of municipal securities in its entirety. The fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash and cash items) that exceed 5% of the fund's total assets shall not exceed 50% of the value of its total assets. In addition, not more than 25% of its total assets will be invested in the securities of any one issuer, except government securities or securities of regulated investment companies.

The fund invests in obligations of Ohio (the "State") issuers which result in the fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a brief summary of the prevailing economic conditions and general summary of the State's financial condition. This information is based on official statements relating to securities that are believed to be reliable but should not be considered as a complete description of all relevant information.

The Ohio economy is largely composed of manufacturing which is concentrated in the automobile sector and other durable goods. The exposure to these industries, particularly the auto sector, leaves the State vulnerable to an economic slowdown associated with business cycles. The State has diversified its economy somewhat over the past decade with services and trade composing roughly 50% of the economy. Unemployment in Ohio over the past two years has been below the national average, but population growth, as in many states around the Great Lakes, has been stagnant.

The State fully depleted the budget stabilization fund that exceeded $300 million, to achieve balanced budgets as a result of the most recent recession. The State acted promptly in addressing the fall in revenue with an expansion of the sales tax and cuts in appropriations. As a result of prudent financial management, the State restored the budget stabilization fund in fiscal 1993. Strong performance in fiscal 1994, 1995 and 1996 resulted in reserve levels that are well above the levels of 1990. Ohio's budget stabilization fund is now above $828 million.

The overall condition of the State is further demonstrated by its debt ratings. Ohio, rated Aaa by Moody's Investors Service, Inc. in the 1970's, was downgraded to Aa in 1979. Moody's recently revised Ohio's rating upward to Aaa in September of 1996. Standard & Poor's first rated the State in 1984 at AA; that rating was also upgraded to AA+ in October of 1996.

The fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the State; and the underlying fiscal condition of the State, its counties, and its municipalities.

MORE INFORMATION ABOUT THE INTERNATIONAL EQUITY FUND AND INVESTMENT RISKS

Investing in mutual funds involves risk. This risk may be increased when investing in the INTERNATIONAL EQUITY FUND because it invests in a number of underlying mutual funds. Moreover, investing through the fund in an underlying portfolio of mutual funds involves certain additional expenses and certain tax results that would not be present in a direct investment in the underlying funds.

The fund's investment strategy of investing in the shares of other international equity funds is designed (but not guaranteed) to reduce the risk associated with investing in a single underlying fund with a single manager. Holding a diversified portfolio of international equity funds also may provide access to a wider range of management talent, companies, industries, countries, and markets than would be available through any one underlying fund. International securities and markets are subject to currency rate fluctuations and potentially greater price volatility and liquidity considerations than U.S. securities. Investors have historically sought to reduce these risks through multi-country diversification. The fund is designed to give shareholders a single investment that offers broad international diversification.

The Investment Company Act of 1940 (the "1940 Act") provides that the fund may not purchase the securities of an underlying fund, if as a result, the fund, together with any of its affiliates, would own more than 3% of the total outstanding securities of that underlying fund. For this purpose, shares of underlying funds held by private discretionary investment advisory accounts managed by the fund's investment adviser will be aggregated with those held by the fund. Thus, the fund's ability to invest in shares of certain underlying funds could be restricted and the fund's investment adviser may have to select alternative investments. Accordingly, when affiliated persons and other accounts managed by the fund's investment adviser hold shares of any of the underlying funds, the fund's ability to invest fully in shares of those funds is restricted. The fund's investment adviser must then, in some instances, select alternative investments that would not have been its first preference. By investing in the fund, shareholders would bear not only the fund's total operating expenses, but the operating expenses of the underlying funds as well.

The 1940 Act also provides that, when the fund invests in shares of an underlying fund, the underlying fund will be obligated to redeem shares held by the fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Therefore, if the fund owns more than 1% of an underlying fund's outstanding securities, the portion of the investment exceeding 1% may be considered illiquid and, when added together with other such illiquid securities, cannot exceed 15% of the fund's net assets. These limitations are not fundamental investment policies and may be changed by the fund's board of trustees without shareholder approval.

Under certain circumstances, an underlying fund may decide to make a redemption payment by the fund wholly or partly by an inkind distribution of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the fund may hold portfolio securities distributed by an underlying fund until the fund's investment adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of each other and of the fund and its investment adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to the fund without accomplishing any investment purpose.
The fund may purchase shares of both load and no-load underlying funds (including those with a contingent deferred sales charge). However, in most cases, the fund anticipates purchasing fund shares without a sales load or qualifying for a reduction or waiver of any sales load because of the amount it intends to invest in the underlying fund.

Although the fund will normally invest in open-end management investment companies, it also may invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds and unit investment trusts may trade at a market value that represents a premium, discount or spread to net asset value.

Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiation of sales charges. Therefore, the fund currently is not able to negotiate the level of the sales charges at which it will purchase shares of load funds. In some cases, the sales load may be as great as 8.5% of the public offering price (or 9.29% of the net amount invested). Nevertheless, when appropriate, the fund will purchase such shares pursuant to

(a) letters of intent, permitting it to obtain reduced or no sales charges by aggregating its intended purchases over time (generally 13 months from the initial purchase under the letter);

(b) rights of accumulation, permitting it to obtain reduced or no sales charges as it purchases additional shares of an underlying fund; and

(c) the right to obtain reduced or no sales charges by aggregating its purchases of several funds within a family of mutual funds.
As an operational policy, the fund invests substantially all of its assets in international funds. To the extent that the fund's assets are invested in underlying funds, its investment experience will correspond directly with that of its proportionate investment in those funds. This strategy also involves certain additional expenses and certain tax results that would not be present in a direct investment in mutual funds. Federal law imposes certain limits on the purchases of mutual fund shares by the fund. The fund may purchase shares of no-load funds available without a transaction fee and shares of mutual funds that charge sales loads and/or pay their own distribution expenses. Each underlying fund provides a prospectus and other disclosure documents to the fund. These documents are also available to fund shareholders directly from the underlying fund.

The investment adviser will attempt to identify and select a varied portfolio of international equity funds which represents the greatest long-term capital growth potential based on the investment adviser's analysis of many factors. The selection of international equity funds may include international equity funds that invest primarily in emerging markets or focus their investments on geographic regions (provided they invest in at least three countries other than the United States). Underlying funds may also concentrate their investments in single industry.

If an underlying fund maintains its assets abroad, its board of directors must consider at least annually whether maintaining the underlying fund's assets with custodians in foreign countries is consistent with the best interests of the underlying fund and its shareholders. The underlying fund's board of directors also must consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence, any losses resulting from the holding of an underlying fund's portfolio securities in foreign countries and/or with foreign custodians or securities depositories will be at the risk of shareholders, unless the losses are insured. No assurance can be given that the underlying fund's board of directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

Securities that are acquired by an underlying fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market are not considered by the underlying fund to be illiquid assets provided that:

(i) the underlying fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market,

(ii) the underlying fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or

(iii) foreign market and current market quotations are readily available.

Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of government administrations or economic or monetary policies in the United States or abroad, or changed circumstances regarding convertibility or exchange rates, could result in investment losses for the underlying fund.

The following is a description of the securities in which the underlying funds may invest. Although many of the underlying funds may have the same or similar investment policies as the fund, they are not required to do so.

SECURITIES OF FOREIGN ISSUERS
An underlying fund may invest up to 100% of its total assets in the equity securities of foreign issuers, including international stocks. Foreign companies around the world (excluding the United States) issue international stocks. Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments.

An underlying fund may also invest in equity or debt securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts").

The fund's investment approach of investing, through underlying funds, in foreign securities is based on the premise that investing in non-U.S. securities provides three potential benefits over investing solely in U.S. securities:

1.the opportunity to invest in foreign issuers believed to have superior growth potential;

2.the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S.; and

3.the opportunity to reduce portfolio volatility to the extent that securities markets inside and outside the U.S. do not move in harmony.

The underlying funds in which the fund invests may also take advantage of the unusual opportunities for higher returns available from investing in developing or emerging market countries. Underlying funds may invest without limit in emerging market countries. A developing or emerging market country generally is considered to be in the initial stages of industrialization. The fund investment adviser considers emerging market countries to be all countries that are generally considered to have developing or emerging markets. Furthermore, the fund's investment adviser considers emerging market countries to be all countries considered by the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities, as developing. Investments in developing countries are more volatile and risky than investments in developed countries.

To the extent that the fund invests in underlying funds that invest primarily in the securities of a single country, any political, economic or regulatory developments affecting the value of the securities in the underlying fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among the securities of more countries.

The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, or in issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. The charters if individual companies may also impose foreign ownership to prevent, among other concerns, violation of foreign investment limitations.
Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. Delays in, or a refusal to grant, any required governmental registration or approval for such repatriation could adversely affect an underlying fund. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the investments in those countries.

Brokerage commissions, custodial services, and other costs relating to foreign investment may be more expensive than in the United States. Foreign markets may have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of an underlying fund to make intended security purchases due to settlement problems could cause an underlying fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses due to subsequent declines in value of the portfolio security or, if an underlying fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Other differences between foreign and U.S. companies include:

 o less publicly available information about foreign companies;
 o the lack of uniform accounting, auditing, and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. companies;
 o less readily available market quotations on foreign companies;
 o differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks;
 o differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments;
 o the limited size of many foreign securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities, which could cause prices to be erratic for reasons apart from factors that affect the quality of securities;
 o the likelihood that foreign securities may be less liquid or more volatile;
 o unreliable mail service between countries; political or financial changes which adversely affect investments in some countries;
 o the possibility that certain markets may require payment for securities before delivery; and
 o religious and ethnic instability.

In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors. Investors are advised that when such policies are instituted, the fund will abide by them, and the fund anticipates compliance by the underlying funds.

DEPOSITARY RECEIPTS

ADRs are receipts typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign issuer. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. Foreign banks or trust companies typically issue EDRs and GDRs, although U.S. banks or trust companies also may issue them, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored Depositary Receipt generally bear all the costs of the unsponsored facility.
The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Ownership of unsponsored Depositary Receipts may not entitle the underling funds to financial or other reports from the issuer of the underlying security, to which they would be entitled as the owner of sponsored Depositary Receipts.

EMERGING MARKETS

Generally included in emerging markets are all countries in the world except Australia, Canada, Japan, New Zealand, the United States, and most western European countries. The risks of investing in developing or emerging markets are similar to, but greater than, the risks of investing in the securities of developed international markets since emerging or developing markets tend to have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries.

In certain emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. The economies of emerging market countries may be predominantly based on a few industries and may be highly vulnerable to change in local or global trade conditions. The securities markets of many of these countries also may be smaller, less liquid, and subject to greater price volatility than those in the United States. Some emerging market countries also may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market country currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which portfolio securities are denominated may have an adverse impact on the underlying funds. Finally, many emerging market countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies for individual emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of domestic product, inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency transactions may be used by underlying funds to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

Foreign currency transactions also may be used to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations.
Such changes could unfavorably affect the value of assets that are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses. Further, an underlying fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. Cross-hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.

In order to hedge against foreign currency exchange rate risks, an underlying fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The underlying fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

An underlying fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the underlying fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. An underlying fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the underlying fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the underlying fund's portfolio securities denominated in such foreign currency, or when the underlying fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

This second investment practice is generally referred to as "cross-hedging." Because in connection with the underlying fund's forward foreign currency transactions an amount of the underlying fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the underlying fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodities Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the underlying fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the underlying fund than if it had not engaged in such contracts.

An underlying fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the underlying fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the underlying fund's position, the underlying fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the underlying fund will be traded on U.S. and foreign exchanges or over-the-counter.

An underlying fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the underlying fund's portfolio securities or adversely affect the prices of securities that the underlying fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the underlying fund's investment adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the underlying fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

FORWARD COMMITMENTS

Forward commitments are contracts to purchase securities for a fixed price at a date beyond customary settlement time. An underlying fund may enter into these contracts if liquid securities in amounts sufficient to meet the purchase price are segregated on the underlying fund's records at the trade date and maintained until the transaction has been settled. Risk is involved if the value of the security declines before settlement. Although an underlying fund may enter into forward commitments with the intention of acquiring the security, it may dispose of the commitment prior to settlement and realize a short-term profit or loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time an underlying fund enters into a forward contract, the underlying fund assets with a value equal to the underlying fund's obligation under the forward contract are segregated on the underlying fund's records and are maintained until the contract has been settled. An underlying fund will not enter into a forward contract with a term of more than one year. An underlying fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

An underlying fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. The fund's investment adviser believes, however, that it is important that an underlying fund be able to enter into forward contracts when the best interests of the underlying fund will be served.
An underlying fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the underlying fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the underlying fund's position, the underlying fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the underlying fund are traded on U.S. and foreign exchanges or over-the-counter.

CURRENCY RISKS

Because an underlying fund may purchase securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates could affect such underlying fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by such underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of an underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of underlying fund assets denominated in that currency will decrease.

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the underlying funds value their assets daily in U.S. dollars, the underlying funds will not convert their holdings of foreign currencies to U.S. dollars daily. When an underlying fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

SWAP AGREEMENTS

As one way of managing its exposure to different types of investments, the underlying funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an underlying fund's investments, its share price and yield.

Swap agreements are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on an underlying fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. An underlying fund may also suffer losses if it is unable to terminate outstanding swap agreements to reduce its exposure through offsetting transactions. When an underlying fund enters into a swap agreement, assets of the underlying fund equal to the value of the swap agreement will be segregated by the underlying fund.

Among the hedging strategies into which an underlying fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors, and collars. The underlying fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the underlying fund anticipates purchasing at a later date. The underlying fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the underlying fund may be obligated to pay. Interest rate swaps involve the exchange by the underlying fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

An underlying fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the underlying fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the underlying fund's investment adviser and the underlying fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. There is no minimal acceptable rating for a swap, cap, floor, or collar to be purchased or held in an underlying fund's portfolio. If there is a default by the counterparty, the underlying fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.
Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

HIGH YIELD SECURITIES

The underlying funds may invest 35% or more of their respective assets in debt securities which are not considered investment grade bonds (commonly referred to as "junk bonds") by an NRSRO, such as Moody's Investor's Service, Inc. or Standard & Poor's. There is no minimal acceptable rating for a security to be purchased or held in the underlying funds, and the underlying funds may, from time to time, purchase or hold securities in the lowest rating category. Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. (Underlying funds that invest 35% or more of their respective assets in junk bonds are not considered international equity funds).
VARIABLE RATE DEMAND NOTES

The underlying funds may purchase variable rate demand notes. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide an underlying fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow an underlying fund to demand the repurchase of the security on not more than seven days' prior notice. Other notes only permit an underlying fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The underlying funds treat variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the underlying fund may next tender the security for repurchase.

CREDIT FACILITIES

An underlying fund may purchase demand notes, which are borrowing arrangements between a corporation and an institutional lender (such as an underlying fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.

Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. An underlying fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the underlying fund to make a pro rata share of all loans extended to the borrower and entitles the underlying fund to a pro rata share of all payments made by the borrower. Demand notes and revolving credit facilities usually provide for floating or variable rates of interest.

DIVERSIFICATION

With respect to 75% of the value of total assets, the fund will not invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities and securities of other investment companies, or acquire more than 10% of the outstanding voting securities of any one issuer (for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts and securities of mutual funds shall not be subject to this restriction).

NON-DIVERSIFICATION

Some of the underlying funds in which the fund invests may be non-diversified investment companies. As such, there is no 1940 Act limit on the percentage of assets that can be invested in any single issuer. An investment in such underlying funds, therefore, will entail greater risks than would exist in diversified investment companies because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the underlying fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities of such issuer held by the underlying fund will have a greater impact on the total value of the underlying fund's portfolio than would be the case if the fund were diversified among more issuers.

However, it is anticipated that the underlying funds will comply with Subchapter M of the Internal Revenue Code. This requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash, cash items and other investment companies) which exceed 5% of an underlying fund's total assets shall not exceed 50% of the value of its total assets, and, with respect to the remaining assets, no more than 25% of an underlying fund's assets shall be invested in a single issuer.

INDUSTRY CONCENTRATION

Underlying funds may concentrate their investments in one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

DERIVATIVE CONTRACTS AND SECURITIES

The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities "derived" from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments.

THE FUNDS' INVESTMENT LIMITATIONS

The following is a list of the funds' investment limitations. The following investment limitations cannot be changed without shareholder approval:

SELLING SHORT

None of the Funds, except the STRATEGIC INCOME FUND will sell any securities short. THE STRATEGIC INCOME FUND will not sell securities short unless (1) it owns, or has a right to acquire, an equal amount of such securities or (2) if it does not own the securities, it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. While in a short position, the STRATEGIC INCOME FUND will retain the securities, rights, or segregated assets.

The underlying funds of the INTERNATIONAL EQUITY FUND may engage in short selling transactions.

BUYING ON MARGIN

None of the Funds will purchase any securities on margin, but they may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. Regarding THE STELLAR INSURED TAX-FREE BOND FUND, CAPITAL APPRECIATION FUND, STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND and GROWTH EQUITY FUND, the deposit or payment by the funds of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

ISSUING SENIOR SECURITIES

None of the Funds will issue senior securities, except that the Funds may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. THE STELLAR FUND will not issue senior securities, except as permitted by its investment objective and policies. The CAPITAL APPRECIATION FUND and GROWTH EQUITY FUND will issue senior securities to the extent that the funds may enter into futures contracts. THE STELLAR INSURED TAX-FREE BOND FUND will not issue senior securities except for whenissued and delayeddelivery transactions and futures contracts, each of which might be considered senior securities. In addition, the fund reserves the right to purchase municipal securities, which the fund has the right or obligation to sell to a third party (including the issuer of a participation interest).

BORROWING MONEY

Except as described in the prospectus, none of the Funds, except the STRATEGIC INCOME FUND and THE STELLAR INSURED TAX-FREE BOND FUND, will borrow money or engage in reverse repurchase agreements for investment leverage. However, the Funds may borrow money up to one-third of the value of their total assets as a temporary, extraordinary, or emergency measure or to facilitate management of the Funds by enabling the Funds to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Interest paid on borrowed Funds will serve to reduce the Funds' income. The Funds will not purchase any securities while borrowings and reverse repurchase agreements in excess of 5% of their total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Funds will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. The underlying funds of the INTERNATIONAL FUND may borrow money.

THE STRATEGIC INCOME FUND may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed, either

(a) as a temporary, extraordinary, or emergency measure or to facilitate management of the STRATEGIC INCOME FUND by enabling the fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenience or disadvantageous, or
(b)  for investment purposes.

THE STRATEGIC INCOME FUND will not purchase any securities for the purpose stated under clause (i) above while any borrowings in excess of 5% of its total assets are outstanding.

PLEDGING ASSETS

The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, they may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% (15% for the TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND) of the value of total assets at the time of the pledge.

Regarding the CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND, and STRATEGIC INCOME FUND, the following will not be deemed to be pledges of the funds' assets:

(a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and
(b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts.

Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

Regarding the U.S. GOVERNMENT INCOME FUND and THE STELLAR INSURED TAX-FREE BOND FUND, margin deposits for the purchase and sale of futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a whenissued basis are not deemed to be a pledge.
DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, the INTERNATIONAL EQUITY FUND, CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND, STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, THE STELLAR FUND and TAX-FREE MONEY MARKET FUND, will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities and securities of other investment companies) if, as a result, more than 5% of the value of their total assets would be invested in the securities of that issuer. The funds will not acquire more than 10% of the outstanding voting securities of any one issuer.

The RELATIVE VALUE FUND will not invest more than 5% of its total assets in the securities of any one issuer, except in cash or cash investments, securities guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such securities.

CONCENTRATION OF INVESTMENTS

The INTERNATIONAL EQUITY FUND, CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND, STRATEGIC INCOME FUND AND THE STELLAR FUND will not invest 25% or more of the value of its total assets in any one industry (other than investment companies and securities issued by the U.S. government, its agencies or instrumentalities).

THE STELLAR INSURED TAX-FREE BOND FUND will not purchase securities if, as a result of such purchase, 25% or more of the value of the fund's total assets would be invested in any one industry, industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the fund may invest as temporary investments more than 25% of the value of its assets in cash or certain money market instruments, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements. The fund does not intend to purchase securities (other than securities guaranteed by the U.S. government or its agencies or direct obligations of the U.S. government) if, as a result of such purchases, 25% or more of the value of its total assets would be invested in a governmental subdivision in any one state, territory or possession of the United States.

UNDERWRITING

The Funds will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

INVESTING IN REAL ESTATE

The Funds will not purchase or sell real estate, including limited partnership interests. However, they may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities that are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However the INTERNATIONAL EQUITY FUND, CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND, THE STELLAR INSURED TAX-FREE BOND FUND, U.S. GOVERNMENT INCOME FUND and STRATEGIC INCOME FUND may engage in transactions involving futures contracts or options on futures contracts.

INVESTING IN MINERALS

THE STELLAR FUND, THE STELLAR INSURED TAX-FREE BOND FUND and RELATIVE VALUE FUND will not purchase or sell oil, gas, or other mineral exploration or development programs or leases, except that THE STELLAR INSURED TAX-FREE BOND Fund may purchase and sell futures contracts. THE STELLAR FUND may purchase or sell certain precious metal securities described in the prospectus.

LENDING CASH OR SECURITIES

The STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND, INTERNATIONAL EQUITY FUND, CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND will not lend any of their assets, except portfolio securities up to onethird of the value of their total assets. This shall not prevent the funds from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the funds' investment objectives, policies, and limitations or the Trust's Declaration of Trust.

THE STELLAR INSURED TAX-FREE BOND FUND will not lend any of its assets. This shall not prevent the fund from acquiring publicly or non-publicly issued municipal securities or temporary investments, entering into repurchase agreements, or engaging in other transactions in accordance with its investment objective, policies, and limitations or Declaration of Trust.

THE STELLAR FUND, RELATIVE VALUE FUND will not lend any of their assets, except that they may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities permitted by they investment objective and policies.
The Treasury Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations, including repurchase agreements.

THE OHIO TAX-FREE MONEY MARKET FUND and TAX-FREE MONEY MARKET FUND will not lend any of their assets, except portfolio securities. This shall not prevent the funds from purchasing or holding bonds, debentures, notes, certificates of indebtedness or other debt securities, entering into repurchase agreements or engaging in other transactions where permitted by their investment objectives, policies, and limitations or Declaration of Trust.

INVESTING IN RESTRICTED SECURITIES

THE STELLAR INSURED TAX-FREE BOND FUND will not invest more than 15% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

The TAX-FREE MONEY MARKET FUND, OHIO TAX-FREE MONEY MARKET FUND, RELATIVE VALUE FUND and THE STELLAR FUND will not invest more than 10% of the value of their net assets in securities subject to restrictions on resale under the Securities Act of 1933 except for certain other restricted securities which meet the criteria for liquidity as established by the Trustees. THE STELLAR FUND and RELATIVE VALUE FUND may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933.

DEALING IN PUTS AND CALLS

THE STELLAR FUND, RELATIVE VALUE FUND AND THE STELLAR INSURED TAX-FREE BOND FUND will not purchase or sell puts, calls, spreads or any combination of them except as permitted by its investment policies. However, THE STELLAR INSURED TAX-FREE BOND FUND may purchase put options on municipal securities in an amount up to 5% of its total assets and may purchase municipal securities accompanied by agreements of sellers to repurchase them at the fund's option.

PURCHASING SECURITIES TO EXERCISE CONTROL

THE STELLAR FUND and RELATIVE VALUE FUND will not purchase securities of a company for the purpose of exercising control or management. However, the funds may acquire up to 10% of the voting securities of an issuer and may exercise its voting power in the funds' best interest. From time to time, the funds, together with other investment companies advised by affiliates or subsidiaries of Firstar Bank, N.A., may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the funds and the other investment companies might collectively be considered to be in control of the company in which they have invested. Officers or affiliates of the funds might possibly become directors of companies in which the funds holds stock.

INVESTING IN NEW ISSUERS

THE STELLAR FUND and RELATIVE VALUE FUND will not invest more than 5% of the value of their total assets in securities of issuers with records of less than three years of continuous operations, including the operation of any predecessor.

INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST

THE STELLAR FUND and RELATIVE VALUE FUND will not purchase or retain the securities of any issuer if the officers and trustees of the Trust or the funds' investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

THE STELLAR FUND and RELATIVE VALUE FUND may purchase securities of other investment companies.

THE STELLAR FUND will limit its investment in other investment companies to:

 o no more than 3% of the total outstanding voting stock of any investment company,
 o no more than 5% of their total assets in any one investment company,
 o no more than 10% of their total assets in investment companies in general.

The fund will not purchase or acquire any security issued by a registered closed-end investment company if immediately after the purchase or acquisition 10% or more of the voting securities of the closed-end investment company would be owned by the fund and other investment companies having the same adviser and companies controlled by these investment companies. The fund will purchase securities of closedend investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the fund in these securities would be subject to duplicate expenses.

The RELATIVE VALUE FUND will not purchase securities of other investment companies, except:

 o by purchase in the open market involving only customary brokerage commissions; or
 o as part of a merger, consolidation, reorganization, or other acquisition.

The trustees may change the following investment limitations without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID AND RESTRICTED SECURITIES

The INTERNATIONAL EQUITY FUND, CAPITAL APPRECIATION, GROWTH EQUITY FUND, RELATIVE VALUE FUND, STRATEGIC INCOME FUND, THE STELLAR FUND and U.S. GOVERNMENT INCOME FUND will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain restricted securities not determined by the trustees to be liquid.

THE STELLAR INSURED TAX-FREE BOND FUND will not invest more than 15% of the value of its net assets in securities which are not readily marketable or which are otherwise considered illiquid, including repurchase agreements providing for settlement in more than seven days after notice, certain restricted securities not determined by the trustees to be liquid, and participation interests and variable rate municipal securities without a demand feature or with a demand feature of longer than seven days and which the fund's investment adviser believes cannot be sold within seven days.

The TREASURY FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND will not invest more than 10% of the value of its net assets in illiquid securities, including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.

Under criteria established by the Funds' board of trustees, certain restricted securities are considered to be liquid. The Funds will limit their purchases of illiquid securities to 15% of their net assets, including restricted securities not determined by the trustees to be liquid, nonnegotiable time deposits, overthecounter options, and repurchase agreements providing for settlement in more than 7 days after notice.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The TREASURY FUND, TAX-FREE MONEY MARKET FUND, OHIO TAX-FREE MONEY MARKET FUND, STRATEGIC INCOME FUND, CAPITAL APPRECIATION FUND, U.S. GOVERNMENT INCOME FUND, GROWTH EQUITY FUND, and THE STELLAR INSURED TAX-FREE BOND FUND will limit their investment in other investment companies to:

 o no more than 3% of the total outstanding voting stock of any investment company,
 o no more than 5% of their total assets in any one investment company,
 o no more than 10% of their total assets in investment companies in general.

The TREASURY FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND will limit their investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own.

The U.S. GOVERNMENT INCOME FUND, STRATEGIC INCOME FUND, CAPITAL APPRECIATION FUND and GROWTH EQUITY FUND will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. The U.S. GOVERNMENT INCOME FUND will invest in other investment companies primarily for the purpose of investing its short-term cash on a temporary basis. THE U.S. GOVERNMENT INCOME FUND'S adviser will waive its investment advisory fee on assets invested in securities of openend investment companies.

THE STELLAR INSURED TAX-FREE BOND Fund will limit its investments in the securities of other investment companies to those having investment objectives and policies similar to its own.

THE STELLAR INSURED TAX-FREE BOND FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND will not purchase or acquire any security issued by a registered closed-end investment company if, immediately after the purchase or acquisition, 10% or more of the voting securities of the closedend investment company would be owned by the fund and other investment companies having the same adviser and companies controlled by these investment companies. The funds will purchase securities of closedend investment companies only in openmarket transactions involving only customary broker's commissions. THE STELLAR INSURED TAX-FREE BOND FUND'S investment adviser will waive its investment advisory fee on assets of the fund invested in securities of openend investment companies. These limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies may incur certain expenses that may be duplicative of certain fees incurred by the funds.

PURCHASING SECURITIES TO EXERCISE CONTROL

The CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND, aND STRATEGIC INCOME FUND will not purchase securities of a company for the purpose of exercising control or management.

WRITING COVERED CALL OPTIONS

The CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND, STRATEGIC INCOME FUND, U.S. GOVERNMENT INCOME FUND will not write call options on securities unless the securities are held in the specific fund's portfolio or unless the fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

FOREIGN SECURITIES

The RELATIVE VALUE FUND will not invest more than 10% of its total assets in securities of foreign issuers. THE U.S. GOVERNMENT INCOME FUND will not invest more than 5% of its total assets in securities of foreign issuers.

CONCENTRATION OF INVESTMENTS

The TAX-FREE MONEY MARKET FUND will not purchase securities if, as a result of such purchase, more than 25% of the value of the Fund's assets would be invested in any one industry. However, the fund may invest more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

The fund does not intend to purchase securities that would increase the percentage of its assets invested in the securities of governmental subdivisions located in any one state, territory, or U.S. possession to more than 25%. However, the fund may invest more than 25% of the value of its assets in tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality.

If the value of fund assets invested in the securities of a governmental subdivision changes because of changing values, the Fund will not be required to make any reduction in its holdings.

The OHIO TAX-FREE MONEY MARKET FUND will not purchase securities if, as a result of such purchase, more than 25% of the value of the fund's assets would be invested in any one industry, industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the fund may invest more than 25% of the value of its assets in debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities, cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

The fund may invest more than 25% of the value of its assets in tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. If the value of fund assets invested in the securities of a governmental subdivision changes because of changing values, the fund will not be required to make any reduction in its holdings.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
The funds do not expect to borrow money or pledge securities in excess of 5% of the value of its total assets in the coming fiscal year.

For purposes of their policies and limitations, the consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

As a matter of operating policy, which may be changed without shareholder approval, the CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND and U.S. GOVERNMENT INCOME FUND will limit the margin deposits on futures contract and options entered into by the Fund to 5% of its net assets.

As operating policies of the STRATEGIC INCOME FUND which may be changed without shareholder approval:

(a) no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets;

(b) the fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the fund's net assets;

(c) the fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class; and

(d) the fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

TEMPORARY INVESTMENTS
From time to time, the TAX-FREE MONEY MARKET FUND, OHIO TAX-FREE MONEY MARKET FUND, THE STELLAR INSURED TAX-FREE BOND FUND, RELATIVE VALUE FUND, CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND and INTERNATIONAL EQUITY FUND may invest in temporary investments.

The TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND may invest in highquality temporary investments for temporary defensive purposes. Occasionally, such as when suitable municipal securities are not available, the funds may invest a portion of its assets in cash. Any portion of the funds' assets maintained in cash reduces the amount of assets in Municipal Securities and thereby reduce the funds' yield. This policy may result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect net asset value or yield. The adviser does not anticipate that portfolio turnover will result in adverse tax consequences to the funds.

These temporary investments include:

o obligations issued by or on behalf of municipal or corporate issuers having the same quality and maturity characteristics as Municipal Securities purchased by the funds;

o marketable obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; instruments issued by banks or other depository institutions which have capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment;

o repurchase agreements; and

o prime commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Services ("Fitch"), and other short-term credit instruments.

THE STELLAR INSURED TAX-FREE BOND FUND may invest in temporary investments from time to time:

 o as a reaction to market conditions;
 o while waiting to invest proceeds of sales of shares or portfolio securities, although generally such proceeds from sales of shares will be invested in municipal securities as quickly as possible;
 o in anticipation of redemption requests; or
 o for temporary defensive purposes, in which case the fund may invest more than 20% of the value of its net assets in cash or certain money market instruments, U.S. Treasury bills or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or repurchase agreements (see above descriptions).

The RELATIVE VALUE FUND may invest in temporary investments from time to time for defensive purposes. The fund may invest in securities issued and/or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term money market instruments such as:

 o instruments of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is federally insured; or
 o commercial paper rated A-1 by Standard and Poor's Corporation, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc.

For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND and INTERNATIONAL EQUITY FUND may invest in U.S. and foreign short-term money market instruments including:

o commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the two highest categories of the NRSROs described above;

o instruments of domestic and foreign banks and savings associations (such as certificates of deposit, demand and time deposits and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if BIF or SAIF insures the principal amount of the instrument. These instruments may include Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, and Eurodollar Time Deposits;

  obligations of the U.S. government or its agencies or instrumentalities;

  repurchase agreements; and

  other short-term instruments that are not rated but are determined by the fund's investment adviser to be of comparable quality to the other obligations in which the fund may invest.

PORTFOLIO TURNOVER RATES

Although the following funds (the stock funds and bond funds) do not intend to invest for short-term profits, the funds' portfolios will be sold whenever the adviser believes it is appropriate to do so in light of the funds' specific investment objectives. The adviser disregards the length of time a particular security may have been held by the funds. Generally, a high portfolio turnover rate results in increased transaction costs and higher taxes paid by the funds' shareholders. In addition a high rate of portfolio turnover may result in the realization of a larger amount of capital gains which, when distributed to the fund's shareholders, are taxable to them. (Regarding the INTERNATIONAL EQUITY FUND, there is no limit on the underlying funds' portfolio turnover rates.) The table below shows the turnover rates for the funds for the past two fiscal years.

                                                   Fiscal Year Ending
FUND                                  NOVEMBER 30, 1997       NOVEMBER 30, 1998
The Stellar Insured
  Tax-Free Bond Fund                           15%1<F8>
U.S. Government Income Fund                   140%
Strategic Income Fund                         142%
The Stellar Fund                               64%
Relative Value Fund                            18%
Growth Equity Fund                             60%
Capital Appreciation Fund                     262%
International Equity Fund                     N/A                     2<F9>

   1<F8>The portfolio turnover rate is for the period from December 30, 1996
          (date of initial public investment) to November 30, 1997.
   2<F9>The portfolio turnover rate is for the period from December 3, 1997
          (date of initial public investment) to November 30, 1998.

MANAGEMENT OF THE FUND

The Trust is managed by a board of trustees. The Trust's board of trustees consist of six individuals, five of whom are not "interested persons" of the Trust as that term is defined in the 1940 Act. The trustees are fiduciaries for the funds' shareholders and are governed by the laws of the State of Massachusetts in this regard. They establish policies for the operation of the Trust and appoint the officers who conduct the daily business of the Trust.

Officers and trustees are listed below with their addresses, birthdates, present positions with the Trust and principal occupations.


------------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                      BIRTHDATE        POSITION AND OFFICE           PRINCIPAL OCCUPATION
                                                          WITH THE TRUST          DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas L. Conlan, Jr.*<F10>         May 20, 1938             Trustee            President and Chief Executive Officer, The Student
2884 Lengel Road                                                                Loan Funding Corporation and SLFC, Inc., Cincinnati,
Cincinnati, Ohio 45244                                                          Ohio (since 19  )
------------------------------------------------------------------------------------------------------------------------------------
Alfred Gottschalk, Ph.D.            March 7, 1930            Trustee            Chancellor (since January 1996), Professor and
2401 Ingleside Avenue                                                           President (19711995), Hebrew Union CollegeJewish
Cincinnati, Ohio 45206                                                          Institute of Religion, Cincinnati, Ohio.
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Hill, D.O.              January 13, 1959           Trustee            Physician, President of the Orthopaedic and Sports
8373 Deer Path Lane                                                             Medicine Institute, Inc., Cincinnati, Ohio, and
West Chester, Ohio 45069                                                        Wellington Orthopaedics, Cincinnati, Ohio, since
                                                                                April, 1994, and, prior thereto, Fellow Physician,
                                                                                the Cleveland Clinic Foundation, Resident Physician,
                                                                                Michigan State University.
------------------------------------------------------------------------------------------------------------------------------------
Dawn M. Hornback                 September 12, 1963          Trustee            Founder, President and Chief Executive Officer of
700 Walnut Street                                                               Observatory Group, Inc. Observatory Group, Inc., is
Suite 450                                                                       a marketing communications firm specializing in the
Cincinnati, Ohio  45202                                                         commercial, medical and educational fields.
------------------------------------------------------------------------------------------------------------------------------------
Lawrence M. Turner                 March 23, 1947            Trustee            Vice President and Treasurer of the Kroger Company.
1014 Vine St.                                                                   At the Kroger Company, he is responsible for
Cincinnati, Ohio  45202                                                         corporate finance, treasury, capital management,
                                                                                pension investment and investor relations.
------------------------------------------------------------------------------------------------------------------------------------
William H. Zimmer, III            December 19, 1953          Trustee            Corporate Vice President (November, 1997 to present)
2684 Devils Backbone Road                                                       and Treasurer (1991 to present), Secretary (1988-
Cincinnati, Ohio 45233                                                          November, 1997) and Assistant Treasurer (19881991),
                                                                                Cincinnati Bell Inc.
------------------------------------------------------------------------------------------------------------------------------------
Daniel B. Benhase                 November 23, 1959         President           Executive Vice President, Star Banc Corporation
Star Banc Corporation                                                           since 1987.
425 Walnut Street
Cincinnati, OH  45201-1118
------------------------------------------------------------------------------------------------------------------------------------
Joseph C. Neuberger                 April 4, 1962         Vice President        Vice President, Firstar Mutual Fund Services, LLC
Firstar Mutual Fund Services, LLC                                               since 1994; Manager, Arthur Andersen LLP, prior
615 E. Michigan Street                                                          thereto
Milwaukee, WI  53202
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Karbouski                March 3, 1965           Treasurer           Trust Officer, Firstar Mutual Fund Services, LLC
Firstar Mutual Fund Services, LLC                                               since 1990.
615 E. Michigan Street
Milwaukee, WI  53202
------------------------------------------------------------------------------------------------------------------------------------
Elaine E. Richards                  April 8, 1968           Secretary           Trust Officer, Firstar Mutual Fund Services, LLC
Firstar Mutual Fund Services, LLC                                               since June 1998; Associate Attorney, Reinhart,
615 E. Michigan Street                                                          Boerner, Van Deuren, Norris & Rieselbach, s.c.,
Milwaukee, WI  53202                                                            Milwaukee, Wisconsin, prior thereto.
------------------------------------------------------------------------------------------------------------------------------------

    *<F10>     This trustee is deemed to be an "interested person," as defined in the Investment Company Act of 1940, of the Trust by virtue of his business relationship with the Funds' investment adviser, and certain of its affiliates. The Student Loan Funding Corporation and SLFC, Inc., of which Mr. Conlan is President and Chief Executive Officer, purchase student loans from various financial institutions, including the Funds' investment adviser and its affiliates. In addition, the Funds' investment adviser extends credit from time to time to Student Loan Funding Corporation and SLFC, Inc. to finance their operations.

COMPENSATION

For their service as trustees, the independent trustees receive a $      annual
fee and $    per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The interested trustees of the Trust receive no compensation for their service as trustees.
The table below details the amount of compensation received by the trustees from the Trust for the past fiscal year. Presently, none of the executive officers
receive compensation from the Trust.   The aggregate compensation is provided
for the Trust, which is comprised of eleven portfolios.


NAME AND POSITION              AGGREGATE COMPENSATION   PENSION OR RETIREMENT        ESTIMATED ANNUAL     TOTAL COMPENSATION
                               FROM TRUST               BENEFITS ACCRUED AS PART     BENEFITS UPON        FROM TRUST AND FUND
                                                        OF TRUST EXPENSES            RETIREMENT           COMPLEX PAID TO TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Thomas L. Conlan, Jr.*<F11>            None                    None                      None                        None
Trustee

Dr. Alfred Gottschalk                  None                    None                      None                     $
Trustee

Dr. Robert J. Hill                     None                    None                      None                     $
Trustee

Dawn M. Hornback                                                                                                  $
Trustee

Lawrence M. Turner                                                                                                $
Trustee

William H. Zimmer, III                                                                                            $
Trustee


  *<F11> This trustee is deemed to be an interested person as defined in the Investment Company Act of 1940.

SALES LOADS

Unless a trustee falls into one of the following categories, there are currently no discounts available to trustees on sales charges applied to shares of the Funds. The following persons will not have to pay a sales charge on class A shares:

  Employees and retired employees of Firstar Bank (or Star Bank), or their affiliates and members of their families (including parents, grandparents, siblings, spouses, children, and in-laws) of such employees or retired employees;
  FirstarTrust customers of Firstar Corporation and its subsidiaries; and nontrust customers of financial advisers

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSON

For certain purposes, Firstar Bank, N.A. may be deemed to control the Funds because it owns over 25% of the voting shares of the Funds and, as a result, will be able to affect the outcome of certain matters presented for a vote of each of the fund's shareholders. Firstar Bank serves as the investment adviser for the fund and also serves as custodian. Firstar Bank is located at 777 E. Wisconsin Avenue, Milwaukee, Wisconsin, 53202. Firstar Bank is a national association and is whollyowned by Firstar Corporation. The table below shows the approximate percentage of the Funds owned by Firstar Bank as of March 1, 1999.

PERCENTAGE OWNED BY FIRSTAR BANK    A SHARES  B SHARES  C SHARES  Y SHARES
Treasury Fund                          --        --           %         %
Tax-Free Money Market Fund             --        --           %      --
Ohio Tax-Free Money Market Fund        --        --           %      --
The Stellar Fund                          %      --        --           %
Relative Value Fund                       %      --        --           %
Growth Equity Fund                        %      --        --           %
Capital Appreciation Fund                 %      --        --        --
International Equity Fund                 %      --        --        --
The Stellar Tax-Free Bond Fund            %      --        --        --
U.S. Government Income Fund               %         %      --        --
Strategic Income Fund                 -- %          %      --        --

PRINCIPAL HOLDERS

The following persons are deemed to be principal holders of the respective Funds because they own beneficially 5% or more of the fund's outstanding equity securities.

NAME AND ADDRESS                   FUND/CLASS          PERCENTAGE OWNED
Firstcinco

MANAGEMENT OWNERSHIP

As a group, the officers and directors of the Trust own less than 1% of the outstanding shares of any of the Funds.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Trust's investment adviser is Firstar Bank, N.A. ("Firstar Bank") Firstar Bank is a wholly-owned subsidiary of Firstar Corporation whose principal business is a commercial bank. On November 20, 1998, StarBanc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name and Firstar Corporation is now the parent company of the adviser. Firstar Bank, N.A. was known as Star Bank, N.A. prior to the merger.

The merger has produced no significant changes to the management of the Adviser. Together, the two banks have become the 21st largest bank in the United States and have blended an expertise of trust administration and investments together with extensive knowledge in the mutual fund industry.

Firstar Bank manages trust funds and collective investment funds having a market
value in excess of $     billion.  As part of its regular banking operations,
Firstar Bank may make loans to public companies. As a result, it may be possible for the Funds to hold or acquire securities of companies that are also lending clients of Firstar Bank. The lending relationship will not be a factor in the selection of securities. Because of internal controls maintained by Firstar Bank to restrict the flow of nonpublic information, Trust investments are typically made without any knowledge of Firstar Bank's or its affiliates' lending relationships with an issuer.

Firstar Bank shall not be liable to the Trust, the Funds, or any shareholder of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Firstar Corporation is also the parent company to Firstar Investment Management and Research Company ("FIRMCO"), a registered investment adviser. FIRMCO serves as the investment adviser to the Firstar Funds, a separate family of funds using the "Firstar" name.

ADVISORY FEES
For its advisory services, Firstar Bank receives an annual investment advisory fee as described in the prospectus. For the fiscal years (or period, as the case may be) ended November 30, 1996, 1997 and 1998 the Adviser earned and was paid the following amounts, unless some portion of the fee was waived as indicated.

                                  Advisory fees earned (Advisory fees waived)
-------------------------------------------------------------------------------
                                  1996                1997                 1998
-------------------------------------------------------------------------------
Treasury Fund                          $3,586,051               $4,990,143
Tax-Free Money
  Market Fund                  $984,158 (201,332)       $761,469 (138,449)
Ohio Tax-Free
  Money Market Fund                           N/A                      N/A
The Stellar Fund                       $1,078,738               $1,114,195
Relative Value Fund                    $1,249,213               $2,220,214
Growth Equity Fund                     $  455,889               $  946,601
Capital Appreciation Fund              $  665,476               $  744,928
International Equity Fund                     N/A                      N/A
The Stellar Insured
  Tax-Free Bond Fund1<F12>                    N/A       $825,962 (275,321)
U.S. Government Income Fund            $  702,550               $  819,582
Strategic Income Fund                  $  689,394               $1,343,811

    1<F12>For the period December 30, 1997 (date of initial public investment) to November 30, 1997.

PRINCIPAL UNDERWRITER AND BROKERAGE TRANSACTIONS

The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the adviser and may include:

 o advice as to the advisability of investing in securities;
 o security analysis and reports;
 o economic studies; industry studies;
 o receipt of quotations for portfolio evaluations; and
 o similar services.

Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

During the fiscal years (or period, as the case may be) ended November 30, 1996, 1997 and 1998, the Funds paid the following total brokerage commissions.

                                                1996            1997        1998
--------------------------------------------------------------------------------
Treasury Fund                                   $      0      $      0
Tax-Free Money Market Fund1                     $      0      $      0
Ohio Tax-Free Money Market Fund                      N/A           N/A
The Stellar Fund                                $125,215      $145,306
Relative Value Fund                             $146,237      $218,211
Growth Equity Fund                              $267,175      $274,875
Capital Appreciation Fund                       $415,208      $742,452
International Equity Fund                            N/A           N/A
The Stellar Insured
  Tax-Free Bond Fund2                                N/A      $      0
U.S. Government Income Fund                     $      0      $      0
Strategic Income Fund                           $197,130      $406,396
-----------------------------------------------------------------------------

Although investment decisions for the Funds are made independently from those of the other accounts managed by the adviser, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

Regarding the INTERNATIONAL EQUITY FUND, the distributor may assist in the execution of the fund's portfolio transactions to purchase underlying fund shares for which it may receive distribution payments from the underlying funds or their underwriters in accordance with the distribution plans of those funds. In providing execution assistance, the distributor receives orders from the adviser; places them with the underlying fund's distributor, transfer agent or other person, as appropriate; confirms the trade, price and number of shares purchased; and assures prompt payment by the fund and proper completion of the order.

With respect to purchases of load fund shares, the adviser may direct substantially all of the INTERNATIONAL EQUITY FUND'S orders to the distributor, which may, in its discretion, direct the order to other broker-dealers in consideration of sales of the fund's shares. The distributor may retain brokerage commissions on portfolio transactions of mutual funds held in the fund's portfolio, including funds that have a policy of considering sales of their shares in selecting broker-dealers for the execution of their portfolio transactions. Payment of brokerage commissions to the distributor is not a factor considered by the Adviser in selecting an underlying fund for investment.

Under certain circumstances, a sales charge incurred by the INTERNATIONAL EQUITY FUND in acquiring shares of an underlying fund may not be taken into account in determining the gain or loss on the disposition of the shares acquired. If shares are disposed of within 90 days from the date they were purchased and if shares of a new underlying fund are subsequently acquired without imposition of a sales charge or imposition of a reduced sales charge pursuant to a right granted to the fund to acquire shares without payment of a sales charge or with the payment of a reduced charge, then the sales charge paid upon the purchase of the initial shares will be treated as paid in connection with the acquisition of the new underlying fund's shares rather than the initial shares.

DISTRIBUTION PLAN

As noted in the Funds' prospectuses, the Trust has adopted a Plan pursuant to Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act (the "Plan"). The Plan provides the Trust the ability to use assets of the Funds to pay securities dealers, financial institutions and other industry professionals ("Shareholder Organizations") to finance any activity that is principally intended to result in the sale of the Funds' shares subject to the Plan. Such activities may include:

 o the advertising and marketing of shares of the Funds;
 o preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and
 o implementing and operating the Plan.

The distributor monitors the arrangements between the Shareholder Organizations and the Funds in accordance with the distributor's agreement with the Funds and may pay fees to brokers and others for such services. As of October 1, 1998, B.C. Ziegler and Company became the distributor for the Funds. Prior to that, Federated Services Corporation provided distribution services to the Funds. The board of trustees expects that the adoption of the Plan will result in the sale of a sufficient number of shares so as to allow the Funds to achieve economic viability. It is also anticipated that an increase in the size of the Funds will facilitate. In compensation for the services provided pursuant to this Plan, B.C. Ziegler will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of shares of the Funds held during the month.

The Trust's board of trustees, including all of the independent trustees as defined in the 1940 Act, has approved the Plan. The board of trustees has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board of trustees believes, therefore, that it will benefit the Funds to have monies available for the direct distribution activities of the distributor in promoting the sale of the Funds' shares. Furthermore, having money available will avoid any uncertainties as to whether other payments by the Funds constitute distribution expenses on behalf of the Funds. The Plan must be renewed annually by the board of trustees, including a majority of the independent trustees who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the independent trustees select and nominate other independent trustees.

The Plan and any related agreement may not be amended to materially increase the amounts to be spent for distribution expenses without approval by a majority of the Funds' outstanding shares. All material amendments to the Plan or any related agreements must be approved by a vote of the independent trustees, cast in person at a meeting called for the purpose of voting on any such amendment. The distributor is required to report in writing to the board of trustees, at least quarterly, on the amounts and purpose of any payment made under the Plan. The distributor is also required to furnish the board of trustees with such other information as may reasonably be requested in order to enable the trustees to make an informed determination of whether the Plan should be continued.

Below are the itemized expenditures the distributor made during the fiscal year ended November 30, 1998.

-----------------------------------------------------------------
Advertising                                                   $
Printing & Mailing of Prospectuses to
  other than current shareholders
Compensation to Dealers
Compensation to Sales Personnel
Interest or Other Finance Changes
Other Fees
-----------------------------------------------------------------
TOTAL                                                         $
-----------------------------------------------------------------

ADMINISTRATIVE SERVICES

As of October 1, 1998, Firstar Mutual Fund Services, LLC, a subsidiary of Firstar Bank, N.A., ("Firstar"), provides administrative personnel and services to the Funds. Firstar provides services such as legal and accounting services. Firstar's provides these services at an annual rate of 0.11% of the average daily net assets of the Trust. Prior to October 1, 1998, Federated Administrative Services provided administrative services to the Funds at an annual rate of 0.12%. Over the last three fiscal years the Trust paid the following amount in administrative fees:


                                Fees Paid to:                Federated      Federated      Federated             Firstar
                                                             Fiscal year    Fiscal year
                                                             ended 1996     ended 1997     12/1/97 -9/30/98      10/1/98 - 11/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Treasury Fund                                                 $717,407       $128,243
Tax-Free Money Market Fund1<F13>                              $179,533
Ohio Tax-Free Money Market Fund                                    N/A            N/A
The Stellar Fund                                              $113,861       $108,560
Relative Value Fund                                           $166,585       $273,396
Growth Equity Fund                                           $  60,748       $116,489
Capital Appreciation Fund                                    $  70,082      $  72,536
International Equity Fund                                          N/A            N/A
The Stellar Insured Tax-Free Bond Fund2<F14>                       N/A       $101,260
U.S. Government Income Fund                                   $117,252       $126,436
Strategic Income Fund                                        $  72,413       $130,615


The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, various personnel, including clerical and supervisory, and computers, as is necessary or beneficial to:

 o establish and maintain shareholders' accounts and records,
 o process purchase and redemption transactions,
 o process automatic investments of client account cash balances,
 o answer routine client inquiries regarding the Funds,
 o assist clients in changing dividend options,
 o account designations, and addresses, and
 o providing such other services as the Funds may reasonably request.

Firstar Mutual Fund Services, LLC also serves as dividend paying agent and fund accountant under separate agreements.

CUSTODIAN

Firstar Bank, N.A. is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Firstar Bank holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.025% of each fund's average daily net assets.

CAPITAL STOCK

TITLE AND DESCRIPTION OF SHARE CLASSES

The Trust currently consists of 11 individual fund portfolios. Under the Declaration of Trust and a Multiple Class Plan developed pursuant to Rule 18f3, each fund is permitted to offer several classes of shares as follows: Class A, Class B, Class C and Class Y. Class A shares are subject to a frontend sales load as described in the prospectus and a Rule 12b-1 fee. Class B shares are subject to a contingent deferred sales load as described in the prospectus and a Rule 12b-1 fee. Class C shares are not subject to a sales load, but are subject to a Rule 12b-1 fee. Class Y shares are not subject to a sales load or a Rule 12b-1 fee. The table below lists the funds together with their share classes:

Money Market Funds
------------------
Treasury Fund  -  C, Y
Tax-Free Money Market Fund  -  C
Ohio Tax-Free Money Market Fund  -  C

Stock Funds
-----------
The Stellar Fund  -  A, Y
Growth Equity Fund  -  B, Y
Relative Value Fund  -  A, B, Y
Capital Appreciation Fund  -  A
International Equity Fund  -  A

Bond Funds
-----------
The Stellar Insured Tax-Free Bond Fund  -  A
U.S. Government Income Fund  -  A, B
Strategic Income Fund  -  B

Class A, B and C shares are sold primarily to individuals who purchase shares through Firstar Bank, N.A. Class Y shares are offered to trusts, fiduciaries and
other institutions through Firstar Bank, N.A.   The expenses incurred pursuant
to the Rule 12b-1 Plan will be borne solely by the Class A, B and C shares of the applicable fund and constitute the only expenses allocated to one class and not the other.

VOTING RIGHTS OF EACH SHARE CLASS

Each share of the Funds gives a shareholder one vote in electing trustees and other matters that may be submitted to shareholders for a vote. All shares of all classes of each fund in the trust have equal voting rights. However, matters affecting only one particular fund or class, can be voted on only by shareholders in that fund or class. Only shareholders of Class A, B or C shares will be entitled to vote on matters submitted shareholder vote with respect to the Rule 12b-1 Plan applicable to such class.

EXCHANGE PRIVILEGE

Shareholders may exchange shares within the Firstar Stellar Funds. Prior to any exchange, shareholders should read a copy of the current prospectus of the fund into which they wish to exchange. To participate in the exchange privilege, shareholders must exchange shares having a net asset value of at least $1,000. If you established your account through a Shareholder Service Organization, you may be able to exchange a lower amount, but you should consult your account agreement for procedures. Exercising the exchange privilege is treated as a sale for federal income tax purposes and you may realize short or longterm capital gains or losses on the exchange.

Shareholders may exchange shares by telephone or in writing as follows:

Telephone
---------

You may exchange shares by telephone only if the shareholders registered on your account are the same shareholders registered on the account into which you are exchanging. Exchange requests must be received before 3:30 p.m. (Eastern time) to be processed that day.

In Writing
----------

You may send your exchange request in writing. Please provide the fund and account number for each of the funds involved in the exchange and make sure the letter of instruction is signed by all shareholders on the account.

Each class of shares may be exchanged as follows:

 o Holders of Class C or Y shares of any of the Firstar Stellar Funds may exchange such shares for Class C or Y shares of any other Firstar Stellar
 o Fund at net asset value.
 o Holders of Class B shares of any Firstar Stellar Fund may exchange such shares for Class B or C shares of any other Firstar Stellar Fund at net asset value.
 o Holders of Class A shares of any Firstar Stellar Fund may exchange such shares for Class A or C shares of any other Firstar Stellar Fund at net asset value plus the difference (if any) between the sales charge already paid on the shares of the fund which are being exchanged out of, and any sales charge imposed by the fund which is being exchanged into. In all cases, shareholders will be required to pay a sales charge only once.

Shares are exchanged at their net asset values. However, additional fees may apply to class A and B shares as noted in the table below.

A to A Exchange
---------------
When you exchange class A shares of a fund for class A shares of another fund, you will have to pay the difference between the fund's sales charge you already paid and the sales charge of the fund into which you are entering.

A to C Exchange
---------------
When you exchange class A shares of a fund for class C shares of another fund, the class A shares retain their charge to be exercised in further exchanges.

If you later re-exchange the C shares that you obtained from the AC exchange, you would exchange at the NAV plus the difference between the sales charge initially paid and the sales charge of the fund into which you are entering.

B to B Exchange / B to C Exchange
---------------------------------
When you exchange class B shares of a fund for class B or C shares of another fund, no sales charges are assessed at the time of the exchange. However, if you redeem shares within 5 years of the original purchase, a CDSC will be imposed according to the original purchase date

NOTE: Firstar Stellar Funds may modify or terminate the exchange privilege at any time. Investors may have difficulty making exchanges by telephone through brokers or banks during times of drastic market changes. If you cannot contact your broker or bank, by telephone, you should send your request in writing via overnight mail.

DETERMINING NET ASSET VALUE

The net asset value generally changes each day. The days on which the net asset value is calculated by the Funds are described in the prospectus. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Funds are informed of the ex-dividend date.

DETERMINING MARKET VALUE OF SECURITIES

Market or fair values of the Funds' portfolio securities are determined as follows:

 o for equity securities, according to the last sale price on a national securities exchange, if applicable;
 o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
 o for unlisted equity securities, latest bid prices;
 o for bonds and other fixed income securities, as determined by an independent pricing service;
 o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or
 o for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

Regarding the INTERNATIONAL EQUITY FUND, the underlying funds in which the fund may invest value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors/trustees of the underlying fund.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. In computing the net asset value, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the underlying fund's board of directors, although the actual calculation may be done by others.

PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares of the Funds are sold at their net asset value plus a sales charge, on days the New York Stock Exchange and the Federal Reserve wire system are open for business. Except under the circumstances described in the prospectus, the minimum initial investment in the Funds by an investor is $1,000. The minimum initial investment may be waived from time to time for employees and retired employees of Firstar Bank, N.A., and for members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. The procedure for purchasing shares of the Funds is explained in the prospectus.

EXCHANGING SECURITIES FOR FUND SHARES

The Funds may accept securities in exchange for shares. The Funds will allow such exchanges only upon the prior approval of the particular fund and a determination by the fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The fund acquires the exchanged securities for investment and not for resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.
Securities accepted by the fund will be valued in the same manner as the fund values its assets. The basis of the exchange will depend upon the net asset value of shares of the fund on the day the securities are valued. One share of the fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the fund, along with the securities.

SHAREHOLDER SERVICES PLAN

Shareholder service organizations are nonaffiliated banks and broker/dealers that provide certain support and distribution services to their customers who are the beneficial owners of the funds' shares. Generally, the services provided include assisting customers in processing purchase, exchange and redemption requests, although the services vary according to the specific agreement. Shareholder service organizations are record owners of the shares of the funds and are responsible for promptly transmitting orders. The organizations may charge their customers for services relating to their investment in the funds. If you are a customer of a shareholder service organization, carefully read your account agreement together with this prospectus with regard to services provided, fees charged and any restrictions imposed.

Firstar Bank has a shareholder services plan that permits the payment of fees to Firstar Bank and, indirectly, to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing: office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to:

 o establishing and maintaining shareholder accounts and records;
 o processing purchase and redemption transactions and automatic investments of client account cash balances;
 o answering routine client inquiries; and
 o assisting clients in changing dividend options, account designations, and addresses.

FREQUENT INVESTOR PROGRAM

The Frequent Investor Program is a program that allows investors to win a free roundtrip airline ticket. If investors earn 50,000 points, they win a round trip airline ticket to any of the 50 states on any U.S. carrier.

The terms and conditions regarding the program are as follows:

 o Investors must purchase class A or B shares of any of the Firstar Stellar Funds.
 o Investors will earn one point for every dollar invested (gross of sales charges) in class A or B shares after August 12, 1996.
 o The program does not apply to shares obtained without a sales charge or a CDSC. It also does not apply to shares acquired through reinvested dividends or capital gain distributions.
 o The program does not apply to class A or B shares acquired by exchange.
 o Investors may redeem shares at any time without losing points.
 o Investors may earn up to 100,000 points (2 airline tickets) in any 12month period.
 o All unused points will expire one year from the latest purchase of shares of $100 or more.
 o Points are not transferable.

Regarding the airline tickets:

 o The ticket will be for a nonrefundable coach seat.
 o The price of the ticket may not exceed $500 (including taxes and destination charges), however, investors may choose to pay any overage.
 o All travel must be within the 50 United States.
 o Interim stopovers may not exceed four hours.
 o Tickets will be mailed to the investor's account address, although overnight shipping is available at investor's expense.
 o There are no "blackout" dates
 o Investors must purchase your tickets 21days in advance, and a Saturday night stay is required.
 o Tickets may be purchased in any individual's name.

NOTE: Firstar Stellar Funds may modify or terminate the frequent investor program at any time. Firstar Bank may create special offering periods featuring bonus points or other temporary enhancement to the program. Existing and prospective shareholders will be given notice of such special offering periods.

CONVERSION TO FEDERAL FUNDS

It is the Funds' policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Firstar Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

REDUCING THE SALES CHARGE  -- CLASS A SHARES

Shareholders can reduce the sales charge on purchases of class A shares by:

 o purchasing larger quantities of shares or putting a number of purchases together to obtain the discounts
 o signing a 13-month letter of intent
 o using the reinvestment privilege
 o making concurrent purchases

Large Purchases and Quantity Discounts   As indicated in the prospectus, the
more shares a shareholder purchases, the smaller the sales charge per share. If a shareholder purchases class A shares on the same day as his or her spouse or children under 21 purchase shares, his or her purchases will be combined in calculating the sales charges.

Also, if shareholders later purchase additional shares of a fund, the purchases will be added together with the amount already invested in the fund. For example, if a shareholder already owns shares of THE STELLAR FUND with a value at the current NAV of $90,000. Then the shareholder purchases $10,000 more at the current NAV. The sales charge on the additional purchase would be 3.75%-- not 4.50% as shown the prospectus. When making additional purchases, shareholders should inform the Funds in writing that they already own shares of the fund at the time of purchasing more shares.

Signing a Letter of Intent   If investors intend to purchase at least $100,000
of class A shares over the next 13 months, they should consider signing a letter of intent to reduce the sales charge. A letter of intent includes a provision allowing the Funds to adjust the sales charge depending on the amount you actually purchase within the 13month period. It also allows the custodian to hold the maximum sales charge (4.50% or 1.50% as the case may be) in shares in escrow until the purchases are completed. The shares held in escrow in the investors account will be released when the letter of intent is fulfilled or when the 13month period is over, whichever comes first. If the investor did not purchase the amount stated in the letter of intent, the fund will redeem the appropriate number of escrowed shares to cover the difference in the sales charge.

The letter of intent does not obligate the investor to purchase shares, but simply allows the investor to take advantage of the lower sales charge applicable to the total amount intended to buy. When the investor establishes a letter of intent, the balances in any of the Firstar Stellar Funds accounts (except the money market accounts) will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The investor's prior trade prices will not be adjusted, however.

Reinvestment Privilege If class A shares of any of the Firstar Stellar Funds have been redeemed, the investor has a onetime right, within 30 days, to reinvest the redemption proceeds at the nextdetermined net asset value without any sales charge. Shareholders should inform the Funds, in writing, that they are reinvesting so that they will not be overcharged.

Concurrent Purchases   Another way to reduce the sales charge is to combine
purchases investors are making at the same time in two or more of the Funds that apply sales charges. For example, if an investor invests $30,000 in class A shares of one of the funds, and $70,000 in class A shares of another fund, the sales charge would be lower. Investors should inform the Funds in writing about the concurrent purchases so that they will not be overcharged.

ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE  -- CLASS B SHARES

No CDSC will be charged for redemptions made under the following circumstances:

 o redemptions made following death or disability (as defined by the IRS)
 o redemptions made as minimum required distributions under an IRA or other
 o retirement plan to a shareholder who is 701/2 years old or older involuntary redemptions made in shareholder accounts that do not have the
 o required minimum balance

Death or Disability   To receive the CDSC exemption with respect to death or
disability, Firstar Bank or the distributor must be notified in writing at the time of the redemption that the shareholder, or his or her executor, requests the exemption.
IRA or other Retirement Plan   The exemption from the CDSC for Individual
Retirement Accounts of other retirement plans does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment.

Involuntary Redemptions   Firstar Stellar Funds reserves the right to redeem
shares of accounts with low balances (balances below $1,000). Shareholders will not be charged a CDSC for this type of involuntary redemption. See the prospectus for more information on accounts with low balances.

REDEEMING SHARES

The Funds redeem shares at the next computed net asset value after Firstar Bank receives the redemption request. Redemptions will be made on days on which the Funds compute their net asset values. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus.

REDEMPTION IN KIND

Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Funds reserve the right to redeem in kind by delivering those securities it deems appropriate.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
The Trust has elected to be governed by Rule 18f1 under the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class' net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

REDEMPTION IN WRITING

To redeem shares, shareholders may send a written request to:

          Firstar Stellar Funds
          c/o Firstar Mutual Fund Services, LLC
          P.O. Box 701
          Milwaukee, Wisconsin  53201-0701

The written letter of instructions must include:

 o the shareholder's name,
 o the fund name,
 o the account number,
 o the share or dollar amount to be redeemed, and
 o signatures by all shareholders on the account.

The proceeds will be wired to the bank account of record or sent to the address of record within seven days.

If shareholders request redemption proceeds be sent to an address other than that on record with the fund or proceeds made payable other than to the shareholder(s) of record, the written request must have signatures guaranteed by:

 o a trust company or commercial bank whose deposits are insured by the BIF, which is administered by the FDIC;
 o a member of the New York, Boston, American, Midwest, or Pacific Stock
   Exchange;
 o a savings bank or savings association whose deposits are insured by the SAIF, which is administered by the FDIC; or
 o any other "eligible guarantor institution" as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Trust and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable under the law of Massachusetts for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required, by the Declaration of Trust, to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

TAX STATUS

THE FUNDS' TAX STATUS

The Funds will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Funds must, among other requirements:

 o derive at least 90% of their gross income from dividends, interest, and gains from the sale of securities;
 o invest in securities within certain statutory limits; and
 o distribute to their shareholders at least 90% of their net income earned during the year.

INTERNATIONAL EQUITY FUND

These requirements may restrict the degree to which THE INTERNATIONAL EQUITY FUND may engage in short-term trading and certain hedging transactions and may limit the range of the fund's investments.

If permitted by its investment policies, the underlying fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to the underlying fund, defer its losses, cause adjustments in the holding periods of the underlying fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the underlying fund's income. These rules could therefore affect the amount, timing and character of distributions to the fund's shareholders.

Any dividends declared by the Fund in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared.

An underlying fund may inadvertently invest in non-U.S. corporations, which would be treated as Passive Foreign Investment Companies ("PFICs") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the INTERNATIONAL EQUITY FUND'S economic return.

FOREIGN TAXES

Investment income on certain foreign securities in which the INTERNATIONAL EQUITY FUND, CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND and STRATEGIC INCOME FUND may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject.

SHAREHOLDERS' TAX STATUS
Regarding the INTERNATIONAL EQUITY FUND, CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND, RELATIVE VALUE FUND, STRATEGIC INCOME FUND, THE STELLAR FUND, and U.S. GOVERNMENT INCOME FUND, shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the funds if the funds were a regular corporation and to the extent designated by the funds as so qualifying. These dividends and any short-term capital gains are taxable as ordinary income.

Regarding THE STELLAR INSURED TAX-FREE BOND FUND, no portion of any income dividend paid by the fund is eligible for the dividends received deduction available to corporations.

Regarding the TREASURY FUND, shareholders are subject to federal income tax on dividends received as cash or additional shares. No portion of any income dividend paid by the fund is eligible for the dividends received deduction available to corporations. These dividends and any short-term capital gains are taxable as ordinary income.

CAPITAL GAINS

Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held fund shares.

Capital gains experienced by the TREASURY FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

Regarding THE STELLAR INSURED TAX-FREE BOND FUND, capital gains or losses may be realized by the fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:

 o the availability of higher relative yields;
 o differentials in market values;
 o new investment opportunities;
 o changes in creditworthiness of an issuer; or
 o an attempt to preserve gains or limit losses.

Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the Shares.

UNDERWRITERS

DISTRIBUTION OF SECURITIES

The Funds paid the following amounts under the Rule 12b-1 Plan to Federated Securities Corporation during the last three fiscal years. As of October 1, 1998, B.C. Ziegler and Company became the principal distributor for the Funds. The amounts paid by the Funds to B.C. Ziegler and Company and retained are shown on the next table.


                                      Fiscal Year 1996            Fiscal Year 1997           12/1/97  -- 9/30/98
----------------------------------------------------------------------------------------------------------------
Fees Paid to Federated             Total          Amount         Total       Amount         Total       Amount
                                   commission     retained       commission  retained       commission  retained
----------------------------------------------------------------------------------------------------------------
Treasury Fund
Tax-Free Money Market Fund1<F16>
Ohio Tax-Free Money Market Fund
The Stellar Fund
Relative Value Fund
Growth Equity Fund
Capital Appreciation Fund
International Equity Fund
The Stellar Insured Tax-Free
  Bond Fund2<F17>
U.S. Government Income Fund
Strategic Income Fund


----------------------------------------------------------------------
                                              10/1/98  -- 11/30/98
                                              Total         Amount
                                              commissions   retained
----------------------------------------------------------------------
Fees Paid to B.C. Ziegler
Treasury Fund
Tax-Free Money Market Fund1<F18>
Ohio Tax-Free Money Market Fund
The Stellar Fund
Relative Value Fund
Growth Equity Fund
Capital Appreciation Fund
International Equity Fund
The Stellar Insured Tax-Free
  Bond Fund2<F19>
U.S. Government Income Fund
Strategic Income Fund

CALCULATION OF PERFORMANCE DATA

YIELD -- MONEY MARKET FUNDS

Yields for the money market funds are calculated daily based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

 o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

 o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

 o multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the funds, the performance will be reduced for those shareholders paying those fees. The yields for the 7-day period ended November 30, 1998 are as follows:

YIELDS FOR 7-DAY PERIOD ENDING 11/30/98               C SHARES       Y SHARES
-----------------------------------------------------------------------------
Treasury Fund
Tax-Free Money Market Fund
Ohio Tax-Free Money Market Fund

EFFECTIVE YIELD -- MONEY MARKET FUNDS

The effective yield for the money market funds is computed by compounding the unannualized base period return by:

  adding 1 to the base period return;
  raising the sum to the 365/7th power; and subtracting 1 from the result.

The effective yields for the 7-day period ending November 30, 1998 is as follows:

EFFECTIVE YIELDS FOR 7-DAY
PERIOD ENDING 11/30/98                                C SHARES       Y SHARES
-----------------------------------------------------------------------------
Treasury Fund
Tax-Free Money Market Fund
Ohio Tax-Free Money Market Fund

YIELD -- STOCK FUND AND BOND FUNDS

The yield for each class of shares of the stock and bond funds is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by each class of shares over a thirty-day period by the maximum offering price per share of each class of shares on the last day of the period. This value is then annualized using semiannual compounding. This means that the amount of income generated during the thirtyday period is assumed to be generated each month over a 12month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by each class of shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in each class of shares, the performance will be reduced for those shareholders paying those fees.

The funds' yields for the 30day period ended November 30, 1998 was as follows:

YIELDS FOR 30DAY PERIOD
ENDED 11/30/98                   CLASS A SHARES  CLASS B SHARES  CLASS Y SHARES
--------------------------------------------------------------------------------
The Stellar Fund
Relative Value Fund
Growth Equity Fund
Capital Appreciation Fund
International Equity Fund
The Stellar Insured
  Tax-Free Bond Fund2<F20>
U.S. Government Income Fund
Strategic Income Fund

AVERAGE ANNUAL TOTAL RETURNS

The average annual total return for each class of shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the maximum net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the quarterly reinvestment of all dividends and distributions.

----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS ENDED 11/30/98                        1 YEAR        5 YEARS       10 YEARS    SINCE INCEPTION
                                                                                                           (INCEPTION DATE)
----------------------------------------------------------------------------------------------------------------------------
Treasury Fund                           C Shares
                                        Y Shares
Tax-Free Money Market Fund              C Shares
Ohio Tax-Free Money Market Fund         C Shares
The Stellar Fund                        A Shares
                                        Y Shares
Relative Value Fund                     A Shares
                                        B Shares
                                        Y Shares
Growth Equity Fund                      B Shares
                                        Y Shares
Capital Appreciation Fund               A Shares
International Equity Fund               A Shares
The Stellar Insured Tax-Free Bond Fund  A Shares
U.S. Government Income Fund             A Shares
                                        B Shares
Strategic Income Fund                   B Shares
----------------------------------------------------------------------------------------------------------------------------

TAX EQUIVALENT YIELD

The tax-equivalent yield for the TAX-FREE MONEY MARKET FUND AND OHIO TAX-FREE MONEY MARKET FUND is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the funds would have had to earn to equal its actual yield, assuming a 31% tax rate and assuming that income is 100% tax-exempt. THE STELLAR INSURED TAX-FREE BOND FUND is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the funds would have had to earn to equal its actual yield, assuming a 39.60% tax rate and assuming that income is 100% tax-exempt.

The funds may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal securities in the funds' portfolio generally remains free from federal income tax,1 and is often free from state and local taxes as well. As the tables below indicate, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between Tax-Free and taxable yields. The table below would be used for the TAX-FREE MONEY MARKET FUND and THE STELLAR INSURED TAX-FREE BOND FUND.

                                                 TAXABLE YIELD EQUIVALENT FOR 1999
                                                     MULTISTATE MUNICIPAL FUND
FEDERAL INCOME TAX BRACKET:
---------------------------------------------------------------------------------------------------------------------------------
                                  15.00%              28.00%              31.00%              36.00%              39.60%
---------------------------------------------------------------------------------------------------------------------------------
Joint Return                 $1 -- $42,350     $42,351--$102,300   $102,301--$155,950  $155,951--$278,450    Over $278,450
Single Return                $1 -- $25,350     $25,351 -- $61,400  $61,401 -- $128,100$128,101 --$278,450    Over $278,450

Tax-Exempt Yield                                               Taxable Yield Equivalent
---------------------------------------------------------------------------------------------------------------------------------
          1.00%                    1.18%               1.39%               1.45%               1.56%               1.66%
          1.50%                    1.76%               2.08%               2.17%               2.34%               2.48%
          2.00%                    2.35%               2.78%               2.90%               3.13%               3.31%
          2.50%                    2.94%               3.47%               3.62%               3.91%               4.14%
          3.00%                    3.53%               4.17%               4.35%               4.69%               4.97%
          3.50%                    4.12%               4.86%               5.07%               5.47%               5.79%
          4.00%                    4.71%               5.56%               5.80%               6.25%               6.62%
          4.50%                    5.29%               6.25%               6.52%               7.03%               7.45%
          5.00%                    5.88%               6.94%               7.25%               7.81%               8.28%
          5.50%                    6.47%               7.64%               7.97%               8.59%               9.11%
          6.00%                    7.06%               8.33%               8.70%               9.38%               9.93%
          6.50%                    7.65%               9.03%               9.42%              10.16%              10.76%
          7.00%                    8.24%               9.72%              10.14%              10.94%              11.59%
          7.50%                    8.82%              10.42%              10.87%              11.72%              12.42%
          8.00%                    9.41%              11.11%              11.59%              12.50%              13.25%
<?TABLE>

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of fund shares.

  *<F21> Some portion of the funds' income may be subject to the federal alternative minimum tax and state and local income taxes.

The following two tables would be used for the OHIO TAX-FREE MONEY MARKET FUND.


                                                 TAXABLE YIELD EQUIVALENT FOR 1999
                                                              STATE OF OHIO
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL TAX BRACKET:
                                  15.00%              28.00%              31.00%              36.00%              39.60%
COMBINED FEDERAL AND STATE TAX BRACKET:
                                 19.279%             32.933%             37.624%             43.201%             46.801%
---------------------------------------------------------------------------------------------------------------------------------
Single Return                 $1--$25,350       $25,351-$61,400     $61,401-$128,100   $128,101-$278,450     Over $278,450

Tax-Exempt Yield                                                     Taxable Yield Equivalent
---------------------------------------------------------------------------------------------------------------------------------
          1.50%                    1.86%               2.24%               2.40%               2.64%               2.82%
          2.00%                    2.48%               2.98%               3.21%              3.522%               3.76%
          2.50%                    3.10%               3.73%               4.01%               4.40%               4.70%
          3.00%                    3.72%               4.47%               4.81%               5.28%               5.64%
          3.50%                    4.34%               5.22%               5.61%               6.16%               6.58%
          4.00%                    4.96%               5.96%               6.41%               7.04%               7.52%
          4.50%                    5.57%               6.71%               7.21%               7.92%               8.46%
          5.00%                    6.19%               7.46%               8.02%               8.80%               9.40%
          5.50%                    6.81%               8.20%               8.82%               9.68%              10.34%
          6.00%                    7.43%               8.95%               9.62%              10.56%              11.28%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

                                                 TAXABLE YIELD EQUIVALENT FOR 1999

                                                              STATE OF OHIO
              ~
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL TAX BRACKET:
                                  15.00%              28.00%              31.00%              36.00%              39.60%

COMBINED FEDERAL AND STATE TAX BRACKET:
                                 19.993%             34.624%             37.624%             43.201%             46.801%
---------------------------------------------------------------------------------------------------------------------------------
Joint Return                   $1-$42,350       $42,351-102,300     $102,301-$155,950  $155,951-$278,450     Over $278,450

Tax-Exempt Yield                                                    Taxable Yield Equivalent
---------------------------------------------------------------------------------------------------------------------------------
          1.50%                    1.87%               2.29%               2.40%               2.64%               2.82%
          2.00%                    2.50%               3.06%               3.21%               3.52%               3.76%
          2.50%                    3.12%               3.82%               4.01%               4.40%               4.70%
          3.00%                    3.75%               4.59%               4.81%               5.28%               5.64%
          3.50%                    4.37%               5.35%               5.61%               6.16%               6.58%
          4.00%                    5.00%               6.12%               6.41%               7.04%               7.52%
          4.50%                    5.62%               6.88%               7.21%               7.92%               8.46%
          5.00%                    6.25%               7.66%               8.02%               8.80%               9.40%
          5.50%                    6.87%               8.41%               8.82%               9.68%              10.34%
          6.00%                    7.50%               9.18%               9.62%              10.56%              11.28%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The charts above are for illustrative purposes only. It is not an indicator of past or future performance of fund shares.

Some portion of the fund's income may be subject to the federal alternative minimum tax and state and local income taxes.

PERFORMANCE COMPARISONS

The performance of the Funds' shares depends upon such variables as:

 o portfolio quality;
 o average portfolio maturity;
 o type of instruments in which the portfolio is invested;
 o changes in interest rates and market value of portfolio securities;
 o changes in the Fund's expenses; and
 o various other factors.

The performance of the Funds' shares fluctuates on a daily basis largely because net earnings and the maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Funds' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices that the Funds use in advertising may include:

o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the appropriate fund will quote its Lipper ranking in the "growth" category in advertising and sale literature.

o EUROPE, AUSTRALIA, AND FAR EAST (EAFE) INDEX is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., in Geneva, Switzerland. This index could be used to compare the performance of the INTERNATIONAL EQUITY FUND.

o RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index. This index could be used to compare the performance of the CAPITAL APPRECIATION FUND.

o STANDARD & POOR'S DAILY STOCK PRICE INDICES OF 500 AND 400 COMMON STOCKS are composite indices of common stocks in industry, transportation, and financial and public utility companies that can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's indices assume reinvestments of all dividends paid by stocks listed on its indices. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures. This index could be used to compare the performances of THE STELLAR FUND, STRATEGIC FUND, CAPITAL APPRECIATION FUND, GROWTH EQUITY FUND, and RELATIVE VALUE FUND.

o LEHMAN BROTHERS TEN-YEAR INSURED BOND INDEX is an unmanaged index that reflects the total performance of the Insured Bond sector (includes all bond insurers with Aaa/AAA ratings) of the Lehman Municipal Bond Index. The maturities range between eight and twelve years. This index could be used to compare the performance of The STELLAR INSURED TAX-FREE BOND FUND.

o LEHMAN BROTHERS TEN-YEAR STATE GENERAL OBLIGATION BONDS is an index comprised of the same issues noted above except that the maturities range between nine and eleven years. Index figures are total returns calculated for the same periods as listed above.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

o MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the appropriate fund will quote its Money ranking in advertising and sales literature. This magazine could be used to compare the performances of the TREASURY FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND.

o SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days. This index could be used to compare the performance of the TREASURY FUND.

o SALOMON BROTHERS SIX-MONTH PRIME MUNI NOTES is an index of selected municipal notes, maturing in six months, whose yields are chosen as representative of this market. Calculations are made weekly and monthly. This index could be used to compare the performances of the TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND.

o SALOMON BROTHERS ONE-MONTH TAX-EXEMPT COMMERCIAL PAPER is an index of selected tax-exempt commercial paper issues, maturing in one month, whose yields are chosen as representative of this particular market. Calculations are made weekly and monthly. Ehrlich-Bober & Co., Inc., also tracks this Salomon Brothers index. This index could be used to compare the performances of the TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND.

o DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12 month-to-date investment results for the same money funds. This report could be used to compare the performances of the TREASURY FUND, TAX-FREE MONEY MARKET FUND and OHIO TAX-FREE MONEY MARKET FUND.

o DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole. This index could be used to compare the performances of THE STELLAR FUND and RELATIVE VALUE FUND.

o MERRILL LYNCH 1-10 YEAR GOVERNMENT INDEX is an unmanaged index comprised of U.S. government securities with maturities between 1 and 10 years. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. This index could be used to compare the performance of the U.S. GOVERNMENT INCOME FUND.

o LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX is an unmanaged index composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Investments can not be made in an index. This index could be used to compare the performances of THE STELLAR FUND and U.S. GOVERNMENT INCOME FUND.

o LEHMAN BROTHERS GOVERNMENT (LT) INDEX, for example, is an index composed of bonds issued by the U.S. government or its agencies which have at least $1 million outstanding in principal and which have maturities of ten years or longer. Index figures are total return figures calculated monthly. This index could be used to compare the performance of the U.S. GOVERNMENT INCOME FUND.

Advertisements and other sales literature for shares may quote total returns that are calculated on nonstandardized base periods. These total returns also represent the historic change in the value of an investment in share classes based on reinvestment of dividends over a specified period of time.

Advertisements may quote performance information that does not reflect the effect of the contingent deferred sales charge.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, share classes can compare their performance, or performance for the types of securities in which they invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Funds portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

FINANCIAL STATEMENTS

The Funds' financial statements for the fiscal year ended November 30, 1997, are incorporated herein by reference from the Funds' Annual Report dated November 30, 1997. A copy of the Annual Report for the Funds may be obtained without charge by calling 1-800-677-FUND or writing Firstar Stellar Funds at the following address:

               Firstar Stellar Funds
               c/o Firstar Mutual Fund Services, LLC
               P.O. Box 701
               Milwaukee, Wisconsin  53201-0701

APPENDIX

STANDARD & POOR'S ("S&P") CORPORATE BOND RATING DEFINITIONS

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating "CI" is reversed for income bonds on which no interest is being paid.

D-Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS

AAA-Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

BAA-Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA-Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC. BOND RATING DEFINITIONS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.


                             FIRSTAR STELLAR FUNDS
                                     PART C
                               OTHER INFORMATION

ITEM 23.  EXHIBITS

(A) DECLARATION OF TRUST filed July 2, 1993 is incorporated by reference to Registrant's Post-Effective Amendment No. 19 to the Registration Statement.

     (1) AMENDMENT NO. 1 to Declaration of Trust filed April 10, 1989 is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement.

     (2) AMENDMENT NO. 2 to Declaration of Trust filed April 10, 1989 is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement.

     (3) AMENDMENT NO. 3 to Declaration of Trust filed April 10, 1989 is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement.

     (4) AMENDMENT NO. 4 to Declaration of Trust filed December 6, 1989 is incorporated by reference to Registrant's Post-Effective Amendment No. 2 to the Registration Statement.

     (5) AMENDMENT NO. 5 to Declaration of Trust filed January 29, 1992 is incorporated by reference to Registrant's Post-Effective Amendment No. 14 to the Registration Statement.

     (6) AMENDMENT NO. 6 to Declaration of Trust filed January 29, 1992 is incorporated by reference to Registrant's Post-Effective Amendment No. 14 to the Registration Statement.

     (7) AMENDMENT NO. 7 to Declaration of Trust filed January 29, 1992 is incorporated by reference to Registrant's Post-Effective Amendment No. 14 to the Registration Statement.

     (8) AMENDMENT NO. 8 to Declaration of Trust filed July 2, 1993 is incorporated by reference to Registrant's Post-Effective Amendment No. 19 to the Registration Statement.

     (9) AMENDMENT NO. 9 to Declaration of Trust filed July 2, 1993 is incorporated by reference to Registrant's Post-Effective Amendment No. 19 to the Registration Statement.

     (10) AMENDMENT NO. 10 to Declaration of Trust filed July 2, 1993 is incorporated by reference to Registrant's Post-Effective Amendment No. 19 to the Registration Statement.

     (11) AMENDMENT NO. 11 to Declaration of Trust filed July 2, 1993 is incorporated by reference to Registrant's Post-Effective Amendment No. 19 to the Registration Statement.

     (12) AMENDMENT NO. 12 to Declaration of Trust filed March 17, 1994 is incorporated by reference to Registrant's Post-Effective Amendment No. 22 to the Registration Statement.

     (13) AMENDMENT NO. 13 to Declaration of Trust filed May 13, 1994 is incorporated by reference to Registrant's Post-Effective Amendment No. 23 to the Registration Statement.

     (14) AMENDMENT NO. 14 to Declaration of Trust filed May 13, 1994 is incorporated by reference to Registrant's Post-Effective Amendment No. 23 to the Registration Statement.

     (15) AMENDMENT NO. 15 to Declaration of Trust filed January 24, 1996 is incorporated by reference to Registrant's Post-Effective Amendment No. 32 to the Registration Statement.

     (16) AMENDMENT NO. 16 to Declaration of Trust filed January 24, 1996 is incorporated by reference to Registrant's Post-Effective Amendment No. 32 to the Registration Statement.

     (17) AMENDMENT NO. 17 to Declaration of Trust is filed with this Post-Effective Amendment No. 42.*<F20>

     (18) AMENDMENT NO. 18 to Declaration of Trust is filed with this Post-Effective Amendment No. 42.*<F20>

     (19) AMENDMENT NO. 19 to Declaration of Trust is filed with this Post-Effective Amendment No. 42.*<F20>

     (20) AMENDMENT NO. 20 to Declaration of Trust is filed with this Post-Effective Amendment No. 42.*<F20>

(B) BY-LAWS filed February 3, 1989 is incorporated by reference to Registrant's Initial Registration Statement.

(C) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. See Article VIII and X of the Articles of incorporation incorporated by reference to Registrant's Post-Effective Amendment No. 19 to the Registration Statement filed July 2, 1993.

(D) INVESTMENT ADVISORY CONTRACT between Registrant and Star Bank, N.A through and including Exhibit G is incorporated by reference to Registrant's Post-Effective Amendment No. 16 to the Registration Statement filed November 20, 1992.

     (1) EXHIBIT H TO INVESTMENT ADVISORY CONTRACT of the Registrant is incorporated by reference to Registrant's Post-Effective Amendment No. 23 to the Registration Statement filed May 13, 1994.

     (2) EXHIBIT I TO INVESTMENT ADVISORY CONTRACT of the Registrant is incorporated by reference to Registrant's Post-Effective Amendment No. 24 to the Registration Statement filed September 15, 1994.

     (3) EXHIBIT J TO INVESTMENT ADVISORY CONTRACT of the Registrant is incorporated by reference to Registrant's Post-Effective Amendment No. 25 to the Registration Statement Form N-1A filed January 26, 1995.

     (4) EXHIBIT K TO INVESTMENT ADVISORY CONTRACT of the Registrant is incorporated by reference to Registrant's Post-Effective Amendment No. 33 to the Registration Statement filed March 25, 1997.

     (5) EXHIBIT L TO INVESTMENT ADVISORY CONTRACT of the Registrant is incorporated by reference to Registrant's Post-Effective Amendment No. 37 to the Registration Statement filed November 24, 1997.

     (6) EXHIBIT M TO INVESTMENT ADVISORY CONTRACT of the Registrant is incorporated by reference to Registrant's Post-Effective Amendment No. 37 to the Registration Statement filed November 24, 1997.

     (7) EXHIBIT N TO INVESTMENT ADVISORY CONTRACT of the Registrant is incorporated by reference to Registrant's Post-Effective Amendment No. 37 to the Registration Statement filed November 24, 1997.

(E) DISTRIBUTION AGREEMENT between Registrant and B.C. Ziegler & Company dated as of October 1, 1998 with respect to Treasury Fund, Tax-Free Money
      Market Fund, Ohio Tax-Free Money Market Fund, The Stellar Fund, Growth Equity Fund, International Equity Fund, Market Capitalization Fund, Relative Value Fund, Capital Appreciation Fund, Stellar Insured Tax-Free Bond Fund, Strategic Income Fund, and U.S. Government Income Fund is filed with this Post-Effective Amendment No. 42.*<F20>

(F)   BONUS OR PROFIT SHARING CONTRACTS.  Not Applicable.

(G) CUSTODIAN CONTRACT between Registrant and Star Bank, N.A. dated October 1, 1992 is incorporated by reference to Registrant's Post-Effective Amendment No. 19 to the Registration Statement filed July 2, 1993.

     (1) FEE SCHEDULES OF CUSTODIAN CONTRACT of the Registrant is incorporated by reference to REGISTRANT'S Post-Effective Amendment No. 37 to the Registration Statement filed November 24, 1997.

(H)   OTHER MATERIAL CONTRACTS

     (1) SHAREHOLDER RECORDKEEPING AGREEMENT between Registrant and Star Bank, N.A. dated as of January 26, 1998 is incorporated by reference to Registrant's Post-Effective Amendment No. 41 to the Registration Statement filed March 23, 1998.

     (2) FUND ADMINISTRATION SERVICING AGREEMENT between Registrant and Firstar Mutual Fund Services, LLC dated October 1, 1998 is filed with this Post-Effective Amendment No. 42.*<F20>

     (3) AMENDED AND RESTATED SHAREHOLDER SERVICES PLAN to be filed by amendment.

     (4)  SHAREHOLDER SERVICES AGREEMENT to be filed by amendment.

     (5) FUND ACCOUNTING SERVICING AGREEMENT between Registrant and Firstar Mutual Fund Services, LLC dated October 1, 1998 is filed with this Post-Effective Amendment No. 42.*<F20>

(I)   LEGAL OPINION to be filed by amendment.

(J)   OTHER OPINIONS.

     (1)  To be filed by amendment.

(K)   OMITTED FINANCIAL STATEMENTS.  NOT applicable.

(L) INITIAL CAPITAL UNDERSTANDING is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement filed April 10,1989.

(M)   AMENDED AND RESTATED DISTRIBUTION PLAN to be filed by amendment.

     (1)  RULE 12B-1 AGREEMENT to be filed by amendment.

(N)   FINANCIAL DATA SCHEDULES to be filed by amendment.

(O) AMENDED AND RESTATED MULTIPLE CLASS PLAN including Exhibit A is incorporated by reference to Registrant's Post-Effective Amendment No. 40 to the Registration Statement filed March 23, 1998.


(P)  POWER OF ATTORNEY is filed with this Post-Effective Amendment No.
     42.*<F20>

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Registrant is controlled by its Board of Trustees.

ITEM 25.  INDEMNIFICATION

          Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 to the Registration Statement filed July 26, 1989.



ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

          (a) Firstar Bank, N.A. ("Firstar Bank"), a national bank, was founded in 1863 and is the largest bank and trust organization of Firstar Corporation. Firstar Bank had an asset base of $ billion as of December 31, 1998.

               Firstar Bank's expertise in trust administration, investments, and estate planning ranks it among the most predominant trust institutions in the Midwest, with assets under management of
               $      billion as of December 31, 1998.

               The officers and directors of the Firstar Bank any other business, profession, vocation, or employment of a substantial nature in which each such officer and director is or has been engaged during the past two years, is set forth below. Unless otherwise noted, the position listed under "Other Business, Profession, Vocation or Employment" is with Firstar Bank.

          (b)  To be filed by amendment.

ITEM 27.   PRINCIPAL UNDERWRITERS:

          (a) B.C. Ziegler & Company ("B.C. Ziegler"), the Registrant's current principal underwriter, serves as principal underwriter of the shares of the Funds.

          (b) To the best of Registrant's knowledge, the directors and executive officers of B.C. Ziegler & Company are as follows:


NAME AND PRINCIPAL            POSITION AND OFFICES                              POSITIONS AND OFFICES
BUSINESS ADDRESS              WITH B. C. ZIEGLER                                WITH REGISTRANT
Peter D. Ziegler              Chairman, President, Chief Executive              None
                              Officer and Director

S. Charles O'Meara            Senior Vice President and General Counsel,        None
                              Corporate Secretary and Director

D. A. Wallestad               Senior Vice President - Acquisition               None
                              Chief Financial Officer and Director

Donald A. Carlson, Jr.        Senior Vice President                             None

J.C. Wagner                   Senior Vice President - Retail Sales              None
                              and Director

Michael P. Doyle              Senior Vice President - Retail Operations         None

Ronald N. Spears              Senior Vice President                             None

Jeffrey C. Vredenbregt        Vice President, Treasurer,                        None
                              Controller and Director

Charles G. Stevens            Vice President - Marketing Director               None

Jack H. Downer                Vice President - MIS Director                     None

Robert J. Tuszynski           Senior Vice President                             None

                                                                                                                                   9

Gerry Aman                    Vice President - Insurance                        None

Sheila K. Hittman             Vice President - Personnel                        None

Robert J. Johnson             Vice President - Compliance                       None

James M. Bushman              Vice President - Recruiting and                   None
                              Training Coordinator

Lay C. Rosenheimer            Vice President - Bond Sales Control               None

Darrell P. Frank              Vice President - Director of Strategic Change     None

M.L. McBain                   Vice President - Equity Securities                None

James L. Brendemuehl          Vice President - Managed Products                 None

Ronald C. Strzok              Senior Vice President - Administration            None

Roxanne Dalnodar              Vice President - Operations                       None

Kathleen A. Lochen            Assistant Secretary                               None

The address of each of the foregoing is 215 North Main Street, West Bend, Wisconsin 53095, (414) 334-5521.

               (c) None.



ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS:

           All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at the following locations:

       Records Relating to Registrant's      Firstar Mutual Funds Services, LLC
       fund accounting servicing agent       615 East Michigan Street
       and administrator.                    Milwaukee, Wisconsin 53202

       Records relating to Registrant's      425 Walnut Street
       investment adviser                    Cincinnati, OH  45202

       Records relating to Registrant's      425 Walnut Street
       custodian, transfer agent             Cincinnati, OH  45202


ITEM 29.   MANAGEMENT SERVICES.

            Not applicable.

ITEM 30.    UNDERTAKINGS:

          Not applicable.


                                   SIGNATURES
                                   ----------
    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FIRSTAR STELLAR FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of January, 1999.

                             FIRSTAR STELLAR FUNDS

               BY: /s/ Elaine E. Richards
               Elaine E. Richards, Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:


NAME                               TITLE                    DATE
----                               -----                    ----
*<F21>/s/ Thomas L. Conlan, Jr.
---------------------------------
Thomas L. Conlan, Jr.              Trustee               January 28, 1999

*<F21>/s/ Dr. Alfred Gottschalk
---------------------------------
Dr. Alfred Gottschalk              Trustee               January 28, 1999

*<F21>/s/ Dr. Robert J. Hill
---------------------------------
Dr. Robert J. Hill                 Trustee               January 28, 1999

*<F21>/s/ William H. Zimmer, III
---------------------------------
William H. Zimmer, III             Trustee               January 28, 1999

*<F21>/s/ Dawn M. Hornback
---------------------------------
Dawn M. Hornback                   Trustee               January 28, 1999

*<F21>/s/ Lawrence M. Turner
---------------------------------
Lawrence M. Turner                 Trustee               January 28, 1999

*<F21>By /s/  Elaine E. Richards
      --------------------------
      Elaine E. Richards
      Attorney-in-fact